SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials

PetSmart, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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19601 North 27th Avenue
Phoenix, Arizona 85027
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2011
____________________

TO THE STOCKHOLDERS OF PETSMART, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PetSmart, Inc., a Delaware corporation, will be held on Wednesday, June 15, 2011, at 1:30 p.m. local time, at The Ritz-Carlton Chicago (A Four Seasons Hotel), 160 East Pearson St., Chicago, IL, 60611, for the following purposes:

1.	To elect the eight Directors nominated by the Board of Directors to hold office until the 2012 Annual Meeting of Stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2011 fiscal year ending January 29, 2012;

3.	To approve our 2011 Equity Incentive Plan;

4.	To consider a non-binding advisory vote concerning executive compensation;

5.	To consider a non-binding advisory vote concerning the frequency of the advisory vote on executive compensation; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 18, 2011, as the record date for the determination of stockholders entitled to notice of and to vote on the items listed above at this Annual Meeting and at any adjournment or postponement thereof.

     We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of printing and delivery and reducing the environmental impact of the Annual Meeting.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the Annual Meeting may vote in person even if you have already voted via the telephone or over the Internet or returned a proxy card or voting instruction card.

By Order of the Board of Directors

Emily Dickinson
Secretary

May 2, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 15, 2011: The Notice and Proxy Statement, our Annual Report on Form 10-K, and Letter to Stockholders are available at www.petm.com

	TABLE OF CONTENTS
	____________________

I.	PROXY MATERIALS AND ANNUAL MEETING OF STOCKHOLDERS			1
	A.	Questions and Answers About the Proxy Materials and the Annual Meeting		1
		1.	Why did I receive a notice regarding the availability of proxy materials on the Internet?	1
		2.	Date, Time and Place — When and where is the Annual Meeting?	1
		3.	Purpose — What is the purpose of the Annual Meeting?	1
		4.	What are the Board’s voting recommendations?	1
		5.	Attending the Annual Meeting — How can I attend the Annual Meeting?	2
		6.	Multiple Sets of Proxy Materials — What should I do if I receive more than one Notice?	2
		7.	Householding and Electronic Distribution — How can I receive my proxy materials electronically?	2
		8.	Record Holders and Beneficial Owners — What is the difference between holding shares as a Record Holder versus a Beneficial Owner?	3
		9.	Voting — Who can vote and how do I vote?	3
		10.	Revocation of Proxy — May I change my vote after I submit my proxy?	4
		11.	Quorum — What constitutes a quorum?	4
		12.	Voting Results — Where can I find the voting results of the Annual Meeting?	4
		13.	Solicitation — Who will pay the costs of soliciting these proxies?	4
		14.	Additional Matters at the Annual Meeting — What happens if additional matters are presented at the Annual Meeting?	4
		15.	Stockholder Proposals — What is the deadline to propose actions for consideration at next year’s Annual Meeting, or to nominate individuals to serve as Directors?	4
		16.	Nomination of Directors — How do I submit a proposed Director nominee to the Board of Directors for consideration?	5
II.	CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS			6
	A.	Corporate Governance		6
	B.	Proposal One — Election of Directors		12
	C.	Information about our Board of Directors		16
	D.	Director Compensation		17
III.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT COMMITTEE			20
	A.	Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm		20
	B.	Fees to Independent Registered Public Accounting Firm for Fiscal Years 2010 and 2009		21
	C.	Audit Committee		22
	D.	Report of the Audit Committee of the Board of Directors		23
IV.	COMPENSATION DISCUSSION AND ANALYSIS AND COMPENSATION COMMITTEE REPORT			24
	A.	Proposal Three — Approval of the 2011 Equity Incentive Plan		24
	B.	Report of the Compensation Committee of the Board of Directors		32
	C.	Compensation Discussion and Analysis		33
	D.	Executive Compensation		44
	E.	Stock Award Grants, Exercises, and Plans		46
	F.	Proposal Four — Advisory Vote Concerning Executive Compensation		52
	G.	Proposal Five — Advisory Vote Concerning the Frequency of the Executive Compensation Vote		54
	H.	Employment and Severance Arrangements		55
V.	STOCK			63
	A.	Security Ownership of Certain Beneficial Owners and Management		63
	B.	Section 16(a) Beneficial Ownership Reporting Compliance		65
	C.	Equity Compensation Plans		66
VI.	CERTAIN RELATIONSHIPS AND TRANSACTIONS			71
VII.	OTHER MATTERS			72

Appendix A — 2011 Equity Incentive Plan				A-1

19601 North 27th Avenue
Phoenix, Arizona 85027

____________________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
June 15, 2011
____________________

ARTICLE I. PROXY MATERIALS AND ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet?

	A:	Our Board of Directors is soliciting proxies for our 2011 Annual Meeting of Stockholders. Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or Notice, to most of our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or request a printed copy may be found in the Notice.

We intend to mail the Notice on or about May 2, 2011 to most of our stockholders of record and beneficial owners entitled to vote at the 2011 Annual Meeting of Stockholders. We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice.

2.	Q:	Date, Time and Place — When and where is the Annual Meeting?

	A:	The Annual Meeting of Stockholders will be held on Wednesday, June 15, 2011, at 1:30 p.m. local time, at The Ritz-Carlton Chicago (A Four Seasons Hotel), 160 East Pearson St., Chicago, IL, 60611. For directions to the Annual Meeting, please go to www.fourseasons.com or contact The Ritz-Carlton Chicago at (312) 266-1000.

3.	Q:	Purpose — What is the purpose of the Annual Meeting?

	A:	At our Annual Meeting, stockholders will act upon the matters outlined in this Proxy Statement and in the Notice of Annual Meeting on the cover page of this Proxy Statement. The Annual Meeting will be followed by a management presentation on our performance and management will respond, if applicable, to questions from stockholders.

4.	Q:	What are the Board’s voting recommendations?

	A:	The Board recommends that you vote your shares:

  “FOR” each of the nominees to the Board (Proposal No. 1)

  “FOR” the ratification of the appointment of Deloitte & Touche LLP (Proposal No. 2)

  “FOR” our 2011 Equity Incentive Plan (Proposal No. 3)

  “FOR,” on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 4)

  “FOR,” on an advisory (non-binding) basis, the proposal to hold the advisory vote on executive compensation every year (“1 year”) (Proposal No. 5).

5.	Q:	Attending the Annual Meeting — How can I attend the Annual Meeting?

	A:	You will be admitted to the Annual Meeting if you were a PetSmart stockholder or joint holder as of the close of business on April 18, 2011, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 18, 2011, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If a stockholder is an entity and not a natural person, a maximum of two representatives per such stockholder will be admitted to the Annual Meeting. Such representatives must comply with the procedures outlined above and must also present valid evidence of authority to represent such entity. If a stockholder is a natural person and not an entity, such stockholder and his/her immediate family members will be admitted to the Annual Meeting, provided they comply with the above procedures.

6.	Q:	Multiple Sets of Proxy Materials — What should I do if I receive more than one Notice?

	A:	If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices and proxy materials to ensure that all of your shares are voted.

7.	Q:	Householding and Electronic Distribution — How can I receive my proxy materials electronically?

	A:	We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. To enroll for electronic delivery, you may also visit www.petm.com and click on the link “Reduce Paper.”

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or proxy materials to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for PetSmart. Beneficial Owners can request information about householding from their banks, brokers or other holders of record. Through householding, Record Holders who have the same address and last name will receive only one copy of our Notice or proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.

If you are eligible for householding but you and other stockholders of record with whom you share an address currently receive multiple Notices or other proxy materials, or if you hold stock in more than one account and wish to receive only a single copy of the Notice or proxy materials for your household, please contact Broadridge Householding Department in writing at 51 Mercedes Way, Edgewood, New York 11717, or by phone at (800) 542-1061. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials, please notify your broker if you are a Beneficial Owner. Record Holders may also send their written requests to PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027, Attention: Corporate Secretary, or contact us by phone at (623) 587-2025.

8.	Q:	Record Holders and Beneficial Owners — What is the difference between holding shares as a Record Holder versus a Beneficial Owner?

A:
Most PetSmart stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders — If your shares are registered directly in your name with our Transfer Agent, Wells Fargo Shareowner Services, you are considered the stockholder of record or Record Holder with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to PetSmart or to vote in person at the Annual Meeting. You may request a proxy card, or we may elect to deliver one to you at a later time.

Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the Beneficial Owner of shares held in street name, and the Notice is being forwarded to you automatically, along with voting instructions, from your broker, trustee, or nominee. As a Beneficial Owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the Annual Meeting. Since a Beneficial Owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, or NYSE, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

9.	Q:	Voting — Who can vote and how do I vote?

	A:	Only holders of our common stock at the close of business on April 18, 2011, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 18, 2011, we had outstanding and entitled to vote 113,343,512 shares of common stock. Each holder of our common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

  via the Internet;

  by phone;

  by proxy using a proxy card that you may request or that we may elect to deliver at a later time; or

  in person at the Annual Meeting with a proxy card/legal proxy.
If you have Internet access, we encourage you to record your vote on the Internet at www.proxyvote.com. It is convenient for you and it saves PetSmart significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of our Annual Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the Notice or the proxy card that you may request, or we may deliver at a later time, or, if applicable, the e-mail you received for electronic delivery of this Proxy Statement. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superceded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain from the Record Holder a legal proxy issued in your name.

10.	Q:	Revocation of Proxy — May I change my vote after I submit my proxy?

	A:	Yes. Even after you have submitted your proxy/vote, you may revoke or change your vote at any time before the proxy is exercised by: the timely delivery of a valid, later-dated proxy, a later-dated vote by telephone, or a later-dated vote via the Internet; providing timely written notice of revocation to our Corporate Secretary at our principal executive office at 19601 North 27th Avenue, Phoenix, Arizona 85027; or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

11.	Q:	Quorum — What constitutes a quorum?

	A:	Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the common stock outstanding on April 18, 2011, will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. As of April 18, 2011, 113,343,512 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least more than 56,671,757 votes will be required to establish a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

12.	Q:	Voting Results — Where can I find the voting results of the Annual Meeting?

	A:	We intend to announce preliminary voting results at the Annual Meeting and in the Annual Meeting section of the PetSmart website located at www.petm.com. We will also report the final results in a Current Report on Form 8-K to be filed with the SEC promptly following the meeting.

13.	Q:	Solicitation — Who will pay the costs of soliciting these proxies?

	A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, the Notice, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such Beneficial Owners. We may reimburse persons representing Beneficial Owners of common stock for their reasonable costs of forwarding solicitation materials to such Beneficial Owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our Directors, officers or other employees. No additional compensation will be paid to our Directors, officers or other regular employees for such services.

14.	Q:	Additional Matters at the Annual Meeting — What happens if additional matters are presented at the Annual Meeting?

	A:	Other than the five proposals described in this Proxy Statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as the proxy holder, Robert F. Moran, our President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees are not available as a candidate for Director, the person named as the proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

15.	Q:	Stockholder Proposals — What is the deadline to propose actions for consideration at next year’s Annual Meeting, or to nominate individuals to serve as Directors?

	A:	Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, a stockholder proposal for inclusion in our Proxy Statement and proxy card for our 2012 Annual Meeting of Stockholders must be received at our principal executive office by January 2, 2012. Under our Bylaws, stockholders who wish to bring matters or propose Director nominees at our 2012 Annual Meeting of Stockholders must provide specified information to us by January 2, 2012. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and Director nominations. PetSmart’s Bylaws may be found in the Corporate Governance section of the PetSmart website located at www.petm.com. Proposals by stockholders must be mailed to our Corporate Secretary at our principal executive office at 19601 North 27th Avenue, Phoenix, Arizona 85027.

16.	Q:	Nomination of Directors — How do I submit a proposed Director nominee to the Board of Directors for consideration?

	A:	You may propose Director nominees for consideration by the Board of Directors’ Corporate Governance and Nominating Committee. Any such recommendation should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive office set forth above. Such recommendation should disclose all relationships that could give rise to a lack of independence and also contain a statement signed by the nominee acknowledging that he or she will owe a fiduciary obligation to PetSmart and our stockholders. The section titled “Corporate Governance and the Board of Directors” below provides additional information on the nomination process. In addition, please review our Bylaws in connection with nominating a Director for election at future Annual Meetings.

ARTICLE II. CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

A. CORPORATE GOVERNANCE

     Over the course of PetSmart’s history, the Board of Directors has developed corporate governance practices consistent with its duties of good faith, due care and loyalty to help fulfill its responsibilities to our stockholders.

Board of Directors Meetings and Committees

     During the fiscal year ended January 30, 2011, the Board of Directors held four meetings. The independent Directors met without any management present at each regularly scheduled Board of Directors meeting. Commencing fiscal year 2006, Mr. Gregory Josefowicz became our Lead Director and typically presided over the executive sessions. The Board of Directors has an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee. During fiscal year 2010, all Directors attended at least 75% of the aggregate meetings of the Board of Directors and of the committees on which they served that were held during the period for which they were a Director or committee member, respectively. Directors are invited and expected to attend the Annual Meeting, and all Directors attended the 2010 Annual Meeting.

     Committee Composition: The following table provides the composition of each of our committees as of January 30, 2011:

		Corporate Governance and	Compensation
Director (1)	Audit Committee (2)	Nominating Committee	Committee (3)
Angel Cabrera
Lawrence A. Del Santo		✓	✓
Philip L. Francis
Rita V. Foley	✓		✓
Rakesh Gangwal	✓
Joseph S. Hardin, Jr.		✓
Gregory P. Josefowicz		✓	✓
Amin I. Khalifa	✓
Richard K. Lochridge	✓
Robert F. Moran
Barbara A. Munder		✓
Thomas G. Stemberg			✓
____________________

(1)	Dr. Angel Cabrera was appointed to the Board in December 2010, but has not yet been assigned to a Board committee.

(2)	Additional information regarding the Audit Committee can be found starting on page 20.

(3)	Additional information regarding the Compensation Committee can be found starting on page 32.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee acts under a written charter that was approved by the Board of Directors. In addition, the Corporate Governance and Nominating Committee has adopted Corporate Governance Guidelines documenting many of the PetSmart governance practices. The Corporate Governance and Nominating Committee Charter and Corporate Governance Guidelines are available in the Corporate Governance section of the PetSmart website located at www.petm.com. The Corporate Governance and Nominating Committee assists the Board of Directors with such duties as fulfilling its responsibility for oversight of corporate governance practices, Board of Directors and committee composition and governance, reviewing and recommending to the Board of Directors the compensation of our independent Directors, succession planning, and the nomination process for PetSmart Directors. During fiscal year 2010, the Corporate Governance and Nominating Committee comprised the following Directors: Ms. Munder and Messrs. Del Santo, Hardin, and Josefowicz. Mr. Josefowicz served as Chairman. All members of our Corporate Governance and Nominating Committee are independent, as independence is defined in Rule 5605(a)(2) of the listing standards of The NASDAQ Stock Market LLC. The Corporate Governance and Nominating Committee met twice during fiscal year 2010.

Corporate Governance Philosophy

     With a view to enhancing long-term stockholder value, PetSmart is committed to having sound corporate governance practices. The culture at PetSmart demands integrity. The Board of Directors and management recognize that long-term interests of stockholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties, including associates, applicants, customers, suppliers, government officials and the public at large. Directors, in performing their duties, are expected to promote the best interests of stockholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable laws and regulations, and the maintenance of accounting, financial, disclosure and other controls. In all actions taken by the Board of Directors, the Directors are expected to exercise reasonable business judgment to make decisions they believe in good faith to be in the best interests of PetSmart.

Independence

     Board member independence is an essential element of PetSmart corporate governance. The Board of Directors has determined that each of the current non-employee Directors is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to PetSmart. Philip L. Francis, Executive Chairman of the Board, and Robert F. Moran, President and Chief Executive Officer, are the only members of the Board of Directors that are not independent due to their respective positions and responsibilities with the company. Each member of the Corporate Governance and Nominating Committee, Compensation Committee, and Audit Committee meets the applicable rules and regulations regarding “independence.”

Board Leadership Structure

     As noted above, the Board has appointed Gregory Josefowicz, an independent Director, as its “Lead Director.” In that capacity, Mr. Josefowicz is responsible for coordinating the activities of the other independent Directors, presiding at all executive sessions of the independent Directors and, together with management, developing specific agendas for each Board meeting and determining the form and extent of presentations and information presented at those meetings. The Lead Director, together with the Chair of the Corporate Governance and Nominating Committee (a position currently held by Mr. Josefowicz), also administers a formal evaluation of the Board and its committees and, together with the Compensation Committee, a formal evaluation of the President and Chief Executive Officer.

     In June 2009, the Board separated the Chief Executive Officer role from the position of Chairman. Robert F. Moran was appointed Chief Executive Officer and retained his title of President. Mr. Moran was also appointed to the Board. The Board asked Mr. Philip L. Francis to continue in the role as Chairman of the Board in an executive capacity. In that role, Mr. Francis continues to work closely with Mr. Josefowicz, the Board, Mr. Moran and our leadership team to develop PetSmart’s business and financial strategies.

     The Board believes its leadership structure is appropriate for PetSmart. Through the role of the Lead Director, the independence of the Corporate Governance and Nominating, Audit, and Compensation Committees, and the regular use of executive sessions of the independent Directors, the Board is able to maintain independent oversight of our business strategies and activities. In addition, the leadership role of the Lead Director during regular executive sessions ensures a full and free discussion of independent directors outside the presence of management. Moreover, separating the Executive Chairman, and President and Chief Executive Officer roles allows us to efficiently develop and implement strategy that is consistent with the Board’s oversight role, while facilitating strong day-to-day executive leadership and continuity with the successful business and financial initiatives already underway.

Corporate Governance and Nominating Committee Charter

     The Corporate Governance and Nominating Committee Charter identifies the roles and responsibilities that govern the Corporate Governance and Nominating Committee, such as:
  reviewing and approving the Corporate Governance Guidelines and the Corporate Governance and Nominating Committee Charter;

  reviewing the succession planning practices and procedures of PetSmart;

  providing the Board of Directors with a recommendation relating to the succession of the Chief Executive Officer in the event his employment terminates for any reason;

  evaluating the overall effectiveness of the organization of the Board of Directors and the performance of the Board of Directors and each of its members;

  conducting a formal evaluation of the performance of the Chief Executive Officer;

  reviewing the skills and characteristics required for the Board of Directors with the skills and characteristics actually represented through individuals on the Board of Directors;

  developing lists of desirable Director candidates;

  reviewing and recommending the nominated slate of Directors for election; and

  reviewing and recommending for approval by the Board of Directors individuals to fill the position of Lead Director, as well as committee chairs and committee members.
Nomination Process — Qualifications and Diversity

     The Corporate Governance and Nominating Committee is responsible for reviewing the appropriate skills and characteristics required of Directors in the context of prevailing business conditions and, in its nominating committee capacity, for making recommendations regarding the size and composition of the Board of Directors. The objective of the Corporate Governance and Nominating Committee is to create and sustain a Board of Directors that brings to PetSmart diverse perspectives and skills derived from a variety of high-quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity, and values and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have a Board of Directors representing diverse experience at policy-making levels in business, government, education and technology, and in areas that are relevant to PetSmart’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serving on the Board of Directors for an extended period of time.

     These principles are set forth in our Corporate Governance Guidelines and are utilized by the Corporate Governance and Nominating Committee when reviewing current Board membership and potential nominees. On an annual basis, the Corporate Governance and Nominating Committee conducts an evaluation of Board and Director performance and can make specific recommendations concerning appropriate changes or additions. The Committee also annually reviews the skill sets, characteristics, industry backgrounds and professional experience actually represented on the Board and compares that with the desired characteristics derived from the evaluation process. When determining when or whether to add or replace a Director, the Committee considers each of these factors, as well as the terms of the incumbent Directors and current Board size.

     We will consider all stockholder recommendations for candidates for the Board of Directors and, to date, we have not received a timely Director nominee from a stockholder or stockholders holding more than 5% of our common stock. Any recommendation should be sent to the Corporate Secretary at our principal executive office at 19601 North 27th Avenue, Phoenix, Arizona 85027. The Corporate Governance Guidelines, which are available in the Corporate Governance section of the PetSmart website located at www.petm.com, specify various qualifications and qualities required for Directors. In addition, further details about the nomination process may be found above in the question entitled “Nomination of Directors – How do I submit a proposed Director nominee to the Board of Directors for consideration?”

     We also consider potential candidates recommended by current Directors, officers, employees and others. We also may retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background. The Corporate Governance and Nominating Committee screens all potential candidates in the same manner, regardless of the source of the recommendation. Our review is typically based on any written materials provided with respect to the potential candidate. The Corporate Governance and Nominating Committee, while considering the current composition of the Board of Directors, determines whether the candidate meets our minimum qualifications (as set forth above) and specific qualities and skills for Directors, and whether additional information necessary. Prior to completing this evaluation, the committee conducts face-to-face interviews between members of the Corporate Governance and Nominating Committee and the qualified candidates, and then makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors. The Board of Directors determines the nominees after considering the recommendation of the Corporate Governance and Nominating Committee.

Annual Board and Committee Evaluation

     On an annual basis our Lead Director and the Corporate Governance and Nominating Committee conduct an evaluation of the Board as a whole, each Director individually and each committee. Each Director is separately polled and asked to evaluate the Board and its committees in the following areas:
  composition of the Board and its committees, including size and skills and experience of Directors;

  oversight and review, including flow of information, evaluation of risk, and setting of strategic initiatives;

  operation of the Board, including frequency, duration and an assessment of the level of participation and communication;

  operation of committees, including appropriate delegation functioning and reports to full Board; and

  succession planning and executive officer development.
Succession Planning and CEO Evaluation

     On an annual basis the Corporate Governance and Nominating Committee reviews our succession planning with respect to our Chief Executive Officer, other executive officers and certain members of senior management. During this review, the Corporate Governance and Nominating Committee strives to ensure that we have the appropriate talent development and recruitment plans necessary to execute on our strategic vision and build stockholder value.

     With respect to our Chief Executive Officer, each independent Director is asked to evaluate the Chief Executive Officer’s performance in several critical areas the Corporate Governance and Nominating Committee and Board believe are directly linked to the success of PetSmart, including the following:
  the skills in leading the company with a sense of direction and purpose that is well understood, widely supported, consistently applied and effectively implemented;

  the development of long-term strategic objectives that meet the expectations of stockholders, customers, employees and corporate stakeholders;

  success in establishing and achieving appropriate financial goals and maintaining necessary systems and controls to protect PetSmart’s assets;

  attraction, development, and motivation of an effective management team;

  communication with our stockholders, communities and stakeholders in a manner that effectively advances PetSmart’s strategic objectives and purpose; and

  relationship with the Board.
     Our Chief Executive Officer also evaluates his performance in these areas and the independent Directors meet annually in executive session to consider and discuss, together with objective data concerning PetSmart’s performance, all of the responses. The Lead Director then discusses the results of the evaluation process with our Chief Executive Officer.

Code of Business Ethics and Policies

     All PetSmart associates must act ethically at all times and in accordance with the policies comprising the PetSmart Code of Business Ethics and Policies. We demand full compliance with the policies and all designated associates, including our Executive Chairman, Chief Executive Officer, Chief Financial Officer, and such other individuals performing similar positions have signed a certificate acknowledging that they have read, understood, and will continue to comply with the policies. PetSmart includes the Code of Business Ethics and Policies in new hire materials, has implemented computer-based training on the policies, and periodically requires appropriate associates to recertify as to their understanding of and compliance with the policies. The policies are published and any amendments or waivers thereto will be published in the Corporate Governance section of the PetSmart website located at www.petm.com.

Disclosure and Ethics Committee

     We have a Disclosure and Ethics Committee comprised of our Chief Executive Officer, Chief Financial Officer, and certain other executives. The Disclosure and Ethics Committee meets each quarter as is appropriate to consider the matters assigned to it and is responsible for: (i) overseeing our significant compliance policies, including the Code of Business Ethics and Policies; (ii) reviewing and presenting to the Audit Committee related-party transactions, if any, that are required to be disclosed in our periodic reports; and (iii) maintaining sufficient procedures to provide reasonable assurance that PetSmart is able to collect, process and disclose within the time periods specified in applicable SEC rules and forms, the information, including non-financial information and certifications, required to be disclosed in our periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended. The Disclosure and Ethics Committee evaluates the effectiveness of PetSmart’s disclosure controls and procedures on a regular basis, will continue to monitor developments in the law and stock exchange regulations and will adopt new procedures consistent with new legislation or regulations.

Officer and Director Stock Ownership Guidelines

     The Board believes that our officers and Directors should have a meaningful ownership stake in PetSmart to underscore the clear linkage of officer, Director and stockholder interests and to encourage a long-term perspective in managing PetSmart. Therefore, the Board of Directors adopted formal stock ownership requirements for the following Directors and officers:

Minimum Ownership Requirements
Position	(Dollar Value of Shares)
Directors	5 x Annual Retainer Compensation
Executive Chairman	5 x Base Salary
Chief Executive Officer	5 x Base Salary
Chief Operating Officer	4 x Base Salary
Executive/Senior Vice Presidents	3 x Base Salary
Vice Presidents	1 x Base Salary

     Directors have three years and officers have five years to meet the stock ownership requirements. Participants who do not yet satisfy at least 50% of the ownership requirements at the end of three years must retain at least 50% of the shares acquired on the exercise of stock options that remain after the sale of shares sufficient to cover the exercise price of the options and taxes. Directors other than our Executive Chairman and our Chief Executive Officer must retain ownership of at least 50% of the shares they individually acquire (including both those awarded by PetSmart as an equity grant and those purchased on the open market) during their service as a Director until the expiration of six months following their departure from the Board of Directors. These Officer and Director Stock Ownership Guidelines are subject to modification from time-to-time.

Stockholder Communication

     Stockholders and other parties interested in communicating with our Board of Directors may do so by writing to the Board of Directors, PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027. Our Corporate Governance Guidelines set forth the process for handling letters received by PetSmart and addressed to the Board of Directors. Under that process, the General Counsel/Corporate Secretary of PetSmart is responsible for reviewing, summarizing or sending a copy to the Board of Directors, the Lead Director, or Committee Chairperson, whichever is applicable, any correspondence that deals with the functions of the Board of Directors or committees, ethical issues, or general matters that would be of interest to the Board of Directors. Directors may at any time review a log of all relevant correspondence received by PetSmart that is addressed to non-employee members of the Board of Directors and obtain copies of any such correspondence. Stockholder communications relating to accounting, internal controls or auditing matters are immediately brought to the attention of the PetSmart Disclosure and Ethics Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Board’s Role in Risk Oversight

     Risk assessment and oversight are an integral part of PetSmart’s governance and management processes. The Board encourages management to promote a culture that incorporates risk management into PetSmart’s corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing PetSmart. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies. In addition, risk identification, assessment and oversight forms part of the annual discussions led by the Executive Chairman, Chief Executive Officer and other senior team members at a specific strategic planning meeting of the Board dedicated to this purpose. The full Board also receives annually from management an Enterprise Risk Assessment designed to identify the most significant business risks facing PetSmart, and the steps taken by management to mitigate or eliminate such risks.

     PetSmart’s internal audit group further assists management in examining and evaluating our critical business processes and controls, and assessing their adequacy and effectiveness. These processes and controls are designed to ensure our compliance with established operating procedures, laws, regulations, generally accepted accounting principles, and appropriate ethical standards. Internal audit works with management to identify and assign a risk classification to every key business process in PetSmart, which is then used to design and develop an annual internal audit plan. The Audit Committee reviews the risk assessment methodology and rating results and approves the final audit plan. The Audit Committee also regularly receives a summary of all completed audits and a progress report on the overall audit plan, with explanations for any significant deviations from the plan. In consultation with the independent registered public accountants, the internal audit department and management, the Audit Committee also reviews periodically the adequacy of our internal control structure, compliance procedures and internal audit budget and staffing needs. Following each Audit Committee meeting, the Chairman of the Audit Committee reports on the activities of the Committee to the full Board.

Risk Considerations in Compensation Program

     The Board does not believe PetSmart’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on PetSmart for the following reasons:
  We set a threshold for earnings attainment below which no bonus payment can be made.

  We target our fixed pay to the market median as defined in our compensation philosophy. Variable pay is used to drive short- and long-term performance. For achieving short-term goals, including positive earnings, a cash bonus is awarded. Short-term bonus amounts are capped to avoid windfall payouts. Long-term performance is rewarded through grants of equity and is only valuable if our stock price increases over time.

  The stock ownership guidelines we have in place further aligns our executives’ interests with those of our stockholders because it ties a portion of their personal investments to PetSmart stock.

B. PROPOSAL ONE

ELECTION OF DIRECTORS

     In June 2009, our stockholders approved an amendment to our Restated Certificate of Incorporation to declassify the Board and provide for the annual election of all directors, to be phased in beginning in 2010. Directors elected in 2009 or earlier were elected to three-year terms, and those Directors will complete those terms. Directors elected in 2010 were elected to a one-year term and the Director nominees standing for election in 2011 (which include the Directors elected in 2010) will be elected to one-year terms. From and after the 2012 Annual Meeting, all Directors will stand for election annually. A Director elected by our Board of Directors to fill a vacancy, including a vacancy created by an increase in size of our Board of Directors, will serve for the remainder of the full term of the class of Directors in which the vacancy occurred and until that Director’s successor is elected and qualified.

     Our Bylaws provide for a majority voting standard for the election of Directors in uncontested elections. The election of Directors pursuant to this proposal constitutes an uncontested election. Directors in uncontested elections must receive more than fifty percent of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Prior to 2007, Directors in uncontested elections were elected under a plurality vote standard, in which nominees receiving the most votes were elected regardless of how many shares were voted against the nominee. Plurality voting will still apply in contested elections where there are more nominees than Directors to be elected. Shares represented by submitted proxies will be voted for the election of each of the nominees named below unless you vote “Against” or “Abstain” from voting with respect to any or all of the nominees. In the event any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Directors may propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

     Under the laws of Delaware, PetSmart’s state of incorporation, if an incumbent Director is not elected, that Director continues to serve as a “holdover Director” until the Director’s successor is duly elected and qualified, even if there are more votes cast “against” than “for” the Director. As a result, the Board of Directors has also adopted a policy that requires incumbent Directors that are nominees for election to tender, in advance of the Annual Meeting, irrevocable resignations that will be effective upon (i) the failure of such Director to receive the required vote at the Annual Meeting, and (ii) Board of Directors acceptance of such resignation. If an incumbent Director does not receive the required vote for election, the Corporate Governance and Nominating Committee will act on an expedited basis to determine whether to accept the Director’s resignation and will submit such recommendation for prompt consideration by the Board of Directors.

     The Board of Directors is presently composed of 12 members, ten of whom are non-employee, independent Directors. There are no vacancies.
  In December 2010, the Board increased its size from 11 to 12 as permitted by our Certificate of Incorporation and unanimously appointed Dr. Angel Cabrera to fill the newly created vacancy. Dr. Cabrera joined the class of Directors last elected in 2008 and, therefore, is a nominee for election to a one-year term at our 2011 Stockholders Meeting.

  Messrs. Lawrence A. Del Santo, Philip L. Francis, Gregory Josefowicz and Richard K. Lochridge were elected in 2008 for three-year terms expiring in 2011. Each of these directors are nominees for election to a one-year term at our 2011 Stockholders Meeting, except for Mr. Del Santo who has announced his intention to retire from the Board. With Mr. Del Santo’s retirement, the authorized size of the Board will be reduced to eleven.

  Ms. Barbara A. Munder and Messrs. Rakesh Gangwal, Robert F. Moran and Thomas G. Stemberg were elected in 2010 to a one-year term expiring in 2011. All are nominees for election to a one-year term at our 2011 Stockholders Meeting.

  Ms. Rita V. Foley and Messrs. Joseph S. Hardin, Jr. and Amin I. Khalifa were elected in 2009 for three-year terms expiring in 2012. As noted above, upon the expiration of these terms in 2012, these Directors or their successors will be elected to one-year terms.

If elected at the Annual Meeting, each of Ms. Munder and Messrs. Cabrera, Francis, Gangwal, Josefowicz, Lochridge, Moran and Stemberg would serve until the 2012 Annual Meeting of Stockholders, and until their successor is elected and qualified, or until their death, resignation, or removal.

     The Corporate Governance and Nominating Committee strives to create and sustain a Board of Directors that brings to PetSmart diverse perspectives and skills derived from high-quality business and professional experience. The information presented below summarizes each nominee’s specific experience, qualifications, attributes, and skills that led the Board to the conclusion he or she should serve as a Director. In addition, the Board believes each nominee, and each Director continuing in office, has a reputation for integrity, honesty and adherence to high ethical standards and each has demonstrated sound judgment and a commitment of service to PetSmart.

     The Board of Directors believes that each of the nominees contributes significantly to PetSmart and recommends a vote in favor of each of Ms. Munder and Messrs. Cabrera, Francis, Gangwal, Josefowicz, Lochridge, Moran and Stemberg.
  Ms. Munder has been a member of the Board since March 1999 and has extensive experience in marketing, communications, strategic development and government affairs. Ms. Munder brings the unique perspective of senior executive with industry experience in the publishing, communications and electronic commerce arenas to bear as we continue to refine our brand, build relationships with current and new pet parents through electronic media, and identify unique new product and services offerings.

  Dr. Cabrera has been a member of the Board since December 2010. As president of the Thunderbird School of Global Management, he is a world-renowned global leader and management educator whose work and expertise has been recognized by top international organizations. Dr. Cabrera brings extensive management leadership skills, international business experience and knowledge, and an exceptional background in developing and implementing strategic growth and management models for both domestic and global business organizations that will enhance our development of our growth and expansion strategies.

  Mr. Francis is our Executive Chairman of the Board and from 1998 to 2009 was our Chairman and Chief Executive Officer. He has been a member of the Board since 1989. Mr. Francis’ extensive knowledge and understanding of the specialty pet retail segment allows him to provide invaluable insight and advice concerning our business and financial strategies. As Executive Chairman, Mr. Francis works closely with the Board and executive management to develop and successfully pursue business plans and opportunities designed to grow our revenue and enhance profitability.

  Mr. Gangwal has been a member of the Board since December 2005. Mr. Ganwal’s background in corporate strategy, operations, technology management and finance provides valuable insights to the Board as PetSmart continues to enhance its system technology to support our growth and expand its service offerings and physical presence in North America.

  Mr. Josefowicz has been a member of the Board since 2004 and is currently our Lead Director. Mr. Josefowicz brings extensive experience in brand development and retail operations and growth, which allows him to contribute valuable and unique perspectives as we continue to refine our brand awareness, leverage additional communication channels to reach customers and expand into new markets.

  Mr. Lochridge has been a member of the Board since 1998. Mr. Lochridge is a senior financial executive well versed in financial and accounting matters as well as operational matters, and provides strong financial oversight leadership to PetSmart. Mr. Lochridge has been designated an audit committee financial expert as defined in applicable SEC rules.

  Mr. Moran is our President and Chief Executive Officer and has been a member of the Board since June 2009. Mr. Moran has provided successful leadership to PetSmart since 1999, has built a strong leadership team, and crafted and led a clear strategy for PetSmart that has produced strong past results and a clear vision for the future.

  Mr. Stemberg has been a member of the Board since 1988. He brings to the Board extensive executive leadership experience as the former Chairman and Chief Executive Officer of Staples, Inc., and unique and current observations and insights gained through his role as managing general partner for Highland Capital Partners, a venture capital firm. Mr. Stemberg brings this valuable perspective to the Board’s discussions as we develop future strategy for PetSmart.

The Board believes the nominees present a diversified, compelling class of Directors with the necessary skills and experience to advise PetSmart and drive stockholder value.

Set forth below is biographical information for each nominee for election for a one-year term expiring at the 2012 Annual Meeting:

     Angel Cabrera, age 43, has been a Director of PetSmart since December 2010. Since August 2004 Dr. Cabrera has served as president of the Thunderbird School of Global Management, a widely recognized international business school. Prior to joining Thunderbird, Dr. Cabrera was professor and dean at Instituto de Empresa in Madrid, Spain from 1998 to 2004. Dr. Cabrera serves on the boards of the Council for International Exchange of Scholars, a Fulbright scholars program, the Georgia Institute of Technology, ESSEC Business School, the Iberoamerican Academy of Management and the Greater Phoenix Economic Council. He is a member of the Council on Foreign Relations, the Forum of Young Global Leaders, the Greater Phoenix Leadership and the Future Trends Forum in Madrid. During the prior five years, Dr. Cabrera served on the board of eFunds Corporation.

     Philip L. Francis, age 64, has been a Director of PetSmart since June 1989. He was named Executive Chairman in June 2009. He served as our Chief Executive Officer from March 1998 to June 2009. In September 1999, he was also named Chairman of the Board, and from 1998 to 2001, he was also the President of PetSmart. From 1991 to 1998, he held various positions with Shaw’s Supermarkets, Inc., a subsidiary of J Sainsbury plc, including Chief Executive Officer, Chief Operating Officer, and President. Prior to that he held several senior management positions for Roundy’s, Inc., Cardinal Health, Inc., and the Jewel Companies, Inc. Mr. Francis serves on the boards of Supervalu Inc. and Care Fusion, Inc. During the prior five years, Mr. Francis served on the board of Cardinal Health, Inc.

     Rakesh Gangwal, age 57, has been a Director of PetSmart since December 2005. From June 2003 until August 2007, Mr. Gangwal served as Chairman, President and Chief Executive Officer of Worldspan Technologies Inc., a provider of travel technology and information services to the travel and transportation industry. From 2002 to 2003, he was involved in various personal business endeavors, including private equity projects and consulting projects. From 1998 to 2001, he served as Chief Executive Officer and President of US Airways Group, Inc. and US Airways, Inc., and from 1996 to 1998, Mr. Gangwal was the President and Chief Operating Officer of US Airways Group. On August 11, 2002, US Airways Group, Inc., and its seven domestic subsidiaries, including its principal operating subsidiary, US Airways, Inc., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. US Airways Group, Inc., and its subsidiaries emerged from bankruptcy protection under a reorganization plan, which became effective on March 31, 2003. Mr. Gangwal serves on the boards of OfficeMax Incorporated and CarMax, Inc.

     Gregory P. Josefowicz, age 58, has been a Director of PetSmart since December 2004. From 1999 until his retirement in 2006, Mr. Josefowicz served as a Director and President and Chief Executive Officer of Borders Group, Inc., and was named Chairman of the Board in 2002. Mr. Josefowicz serves on the boards of Winn-Dixie Stores, Inc. and United States Cellular Corporation. During the prior five years, Mr. Josefowicz served on the boards of Borders Group, Inc., Ryerson Tull, Inc., Spartan Stores, Inc., and Telephone and Data Systems, Inc.

     Richard K. Lochridge, age 67, has been a Director of PetSmart since June 1998. From 1986 until his retirement in 2010, Mr. Lochridge served as the President of Lochridge & Company, Inc., a management consulting firm he founded. Mr. Lochridge is the Chair of the Audit Committee and has been designated an audit committee financial expert as defined in applicable SEC rules. He serves on the boards of Lowe’s Companies, Inc. and Dover Corporation. During the prior five years, Mr. Lochridge served on the board of John H. Harland Company

     Robert F. Moran, age 60, has been a Director of Petsmart since June 2009. Mr. Moran joined PetSmart in July 1999 as President of North American stores. In December of 2001, he was appointed President and Chief Operating Officer, and in June 2009, he was named President and Chief Executive Officer. Mr. Moran came to PetSmart from Toys R Us, Ltd., Canada, where he was President. Prior to that, he spent 20 years with Sears, Roebuck and Company in a variety of financial and merchandising positions, including President and Chief Executive Officer of Sears de Mexico. He was also Chief Financial Officer and Executive Vice President of Galerias Preciados of Madrid, Spain from 1991 through 1993. Mr. Moran serves on the board of Collective Brands, Inc.

     Barbara A. Munder, age 65, has been a Director of PetSmart since March 1999. Since January 2005, she has served as Executive Director of the operating groups Institutional Investor Institute and The Hedge Fund Institutional Forum, and to Euromoney Institutional Investor PLC, an international business-to-business publisher, largely in the international finance, law, tax, energy and transport sectors. From 2002 to 2004, she served as Senior Advisor to Euromoney Institutional Investor PLC, and as a Director of the operating group, Institutional Investor Institute. From 2001 to 2002, she was a principal of Munder & Associates, a marketing- and web-strategy consulting firm. Also during 2001, she was Chief Operating Officer of Womenfuture LLC, a distance learning company. From 1994 to 2000, Ms. Munder held various positions with The McGraw-Hill Companies, Inc., including Senior Vice President, New Initiatives, with oversight for corporate-wide electronic commerce, and Senior Vice President, Corporate Affairs, with responsibility for branding, marketing, communications, and Washington affairs.

     Thomas G. Stemberg, age 62, has been a Director of PetSmart since April 1988. In March 2007, he became a managing general partner with Highland Consumer Partners, a venture capital firm, and from 2005 to 2007 he served as a venture partner with Highland Capital Partners. From 1988 to 2005, Mr. Stemberg served as Chairman of Staples, Inc., an office supply superstore retailer, and from 1986 until 2002, he also served as Chief Executive Officer of Staples, Inc. Mr. Stemberg serves on the boards of CarMax, Inc., Guitar Center, Inc., and lululemon athletica inc. During the prior five years, Mr. Stemberg served on the boards of The Nasdaq Stock Market, Inc., Staples, Inc., and Polycom, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE

C. INFORMATION ABOUT OUR BOARD OF DIRECTORS

Directors Continuing in Office Until the 2012 Annual Meeting

     Rita V. Foley, age 58, has been a Director of PetSmart since June 2004. Prior to her departure in 2006, Ms. Foley served as Senior Vice President of MeadWestvaco Corporation, a leading global provider of packaging to the entertainment, healthcare, cosmetics and consumer products industries, and in 2002 became the President of the Consumer Packaging Group of MeadWestvaco Corporation. From 2001 to 2002, she was the Chief Operating Officer of MeadWestvaco’s Consumer Packaging Group. Ms. Foley held various senior positions from 1999 to 2001 within Westvaco, the predecessor to MeadWestvaco, including Senior Vice President and Chief Information Officer. Ms. Foley has also held various executive global sales, marketing, and general management positions at Harris Lanier, Digital Equipment Corporation and QAD, Inc. Ms. Foley has extensive experience in operations, information technology, sales and marketing as a Senior Vice President of MeadWestvaco Corporation. Ms. Foley brings the unique perspective of a senior executive in the packaging and branding industries to bear in advising PetSmart as we seek to enhance the shopping experience for our pet parents. Ms. Foley serves on the boards of the Dresser-Rand Group Inc. and Pro Mujer. During the prior five years, Ms. Foley served on the board of Council of the Americas.

     Joseph S. Hardin, Jr., age 57, has been a Director of PetSmart since September 2005. From 1997 until his retirement in 2001, Mr. Hardin was President and Chief Executive Officer of Kinko’s, Inc., a leading provider of printing, copying, and binding services. From 1986 to April 1997 he served in several executive positions in increasing responsibility at Wal-Mart Stores, Inc., ultimately as Executive Vice President and as President and Chief Executive Officer of SAM’s Club, the wholesale division of Wal-Mart Stores, Inc. Mr. Hardin has extensive experience in the customer service industry as the former President and Chief Executive Officer of Kinko’s, Inc. Mr. Hardin also brings his significant operational experience at Wal-Mart Stores, Inc. and SAM’s Club to bear as we continue to grow our operations, set strategy and bring new services to our pet parents that differentiate us from our competitors. Mr. Hardin serves on the board of Dean Foods Company. During the prior five years, Mr. Hardin served on the board of American Greetings Corporation.

     Amin I. Khalifa, age 57, has been a Director of PetSmart since March 2005. In October 2010 he became Vice President and Chief Financial Officer of Iris International, Inc. a global providor of medical diagnostics technology. From December 2007 through October 2010, Mr. Khalifa served as the principal of Khalifa Management Consulting, a financial and management consulting firm. From August 2006 through September 2007, Mr. Khalifa served as Executive Vice President and Chief Financial Officer for Leap Wireless International, Inc., a leading provider of innovative, high-value wireless services. From October 2003 to August 2006, Mr. Khalifa served as Executive Vice President and Chief Financial Officer for Apria Healthcare Group Inc., leading provider of integrated home healthcare products and services, with responsibility for the company’s financial functions, as well as purchasing, contract services, and investor relations. From June 1999 to September 2003, Mr. Khalifa served as Vice President and Chief Financial Officer of Beckman Coulter, Inc., a manufacturer of diagnostic laboratory equipment and instruments. Prior to that, Mr. Khalifa served as the Chief Financial Officer and held other executive financial positions at the Agricultural Sector of Monsanto Company, Aetna Health Plans and PepsiCo, Inc. Mr. Khalifa has been designated an audit committee financial expert as defined in applicable SEC rules. Mr. Khalifa brings the perspective of a senior financial executive well versed in financial and accounting matters as well as operational matters from diverse industries. Mr. Khalifa serves as chairman of the board of Chemaphor, Inc. and DRM Ventures.

D. DIRECTOR COMPENSATION

Retainer

     Each independent Director receives a quarterly calendar retainer of $15,500. The Lead Director receives an additional quarterly retainer of $12,500. In calendar year 2010, the quarterly calendar retainer paid to the Corporate Governance and Nominating Committee, Compensation Committee and Audit Committee Chairs was $2,500, $3,750 and $5,000, respectively; commencing in 2011, these quarterly retainers have been increased to $3,750 for the Governance and Nominating Committee, and Compensation Committee Chairs, and to $6,250 for the Audit Committee Chair. In addition, each independent Director receives a fee of $1,500 for in-person attendance and $1,000 for telephonic attendance at each Board of Directors and committee meeting. Finally, Directors are also eligible for reimbursement for actual expenses incurred in connection with their attendance at Board of Directors and committee meetings.

     Each independent Director may elect to receive up to 100% of their quarterly retainer in shares of common stock. If this option is elected, the number of shares of common stock provided to each independent Director in lieu of their quarterly calendar cash retainer is determined by dividing the dollar value that they have elected to receive in shares of common stock by the average closing price of our common stock on the five consecutive trading days prior to the week before the last day of each calendar quarter. Independent Directors may also elect to defer up to 100% of their annual cash compensation into our Deferred Compensation Plan.

Restricted Stock Awards

     Through calendar year 2010, each independent Director was entitled to receive shares of restricted common stock with a value equal to $125,000 upon their initial election to the Board, and such shares cliff vest on the third anniversary of the date of grant. The Board eliminated this initial restricted stock grant for new Directors starting in 2011. Each independent Director is entitled to receive an annual grant of restricted common stock with a value equal to $98,000 and such shares will cliff vest on the first anniversary of the date of grant. The number of shares of restricted common stock granted to each independent Director for the initial grant and the annual grant is determined by dividing the dollar value of the grant by the closing price of our common stock on the date of the grant. Shares subject to these grants are eligible for dividends, if any, that are declared for all stockholders. In fiscal years 2009 and 2010, each independent Director received an annual restricted common stock grant of 5,871 and 3,088 shares under our 2006 Equity Incentive Plan, respectively. In March 2011, each independent Director received a restricted common stock award of 2,403 shares under our 2006 Equity Incentive Plan.

     We have not granted any stock options to our independent Directors since fiscal year 2003. All options held by our independent Directors were fully vested in fiscal year 2007 and we did not recognize any compensation expense for such stock options in fiscal year 2010. As of January 30, 2011, our independent Directors held the following aggregate number of stock options: Mr. Del Santo – 5,843 shares; Mr. Lochridge – 5,843 shares; Ms. Munder – 3,000 shares; and Mr. Stemberg – 3,588 shares.

     The table below presents compensation earned by each independent Director during fiscal year 2010. Mr. Francis, as Executive Chairman, and Mr. Moran, as President and Chief Executive Officer, are not eligible for any Director compensation or Director grants of restricted common stock.

Director Compensation

			Change in
			Pension
			Value and
			Nonqualified
	Fees Earned		Deferred
	or Paid in	Stock	Compensation	All Other
	Cash	Awards	Earnings	Compensation
Name	(1)	(2)	(3)	(4)	Total
Angel Cabrera	$6,021	$126,878	$—	$—	$132,899
Lawrence A. Del Santo	44,414	128,590	25,586	1,917	200,507
Rita V. Foley	46,414	128,590	—	1,917	176,921
Rakesh Gangwal	12,061	159,274	—	1,917	173,252
Joseph S. Hardin, Jr.	9,061	159,274	—	1,917	170,252
Gregory P. Josefowicz (5)	94,414	128,590	—	1,917	224,921
Amin I. Khalifa	43,914	128,590	—	1,917	174,421
Richard K. Lochridge	58,914	136,452	—	1,917	197,283
Barbara A. Munder	9,061	159,274	—	1,917	170,252
Thomas G. Stemberg	51,414	128,590	—	1,917	181,921
____________________

(1)
Includes all fees earned or paid in cash for services as a Director in fiscal year 2010, including quarterly retainer fees, committee chair fees, and meeting fees. In fiscal year 2010, independent Directors received at least 50% of their quarterly retainer fee in shares of our common stock, but could elect to receive the remaining 50% of their retainer fee in cash. As a result, the amounts in this column reflect the value of quarterly retainer fees, committee chair fees, and meeting fees that either must be paid in cash or may be paid in cash at the election of each independent Director. Commencing in 2011, fees can be paid in cash or stock in any proportion elected by each Director. During calendar year 2010, the independent Directors received the following number of shares of common stock in lieu of the cash portion of their quarterly retainer: Dr. Cabrera - 48 shares; Mr. Del Santo – 902 shares; Ms. Foley – 902 shares; Mr. Gangwal – 1,807 shares; Mr. Hardin – 1,807 shares; Mr. Josefowicz – 902 shares; Mr. Khalifa – 902 shares; Mr. Lochridge – 1,148 shares; Ms. Munder – 1,807 shares; and Mr. Stemberg – 902 shares.

(2)
Represents the aggregate proportionate fair value of shares of restricted common stock granted in fiscal year 2010 based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, including amounts paid in shares of our common stock for the quarterly retainer fee of each independent Director. The discussion of the assumptions used for purposes of calculating the grant date fair value appears in Note 9 of the “Notes to Consolidated Financial Statements” on pages F-19 to F-24 of our Annual Report on Form 10-K for the year ended January 30, 2011. Restricted common stock awards granted subsequent to January 1, 2007, vest as follows: (1) for annual grants, on the first anniversary of the date of grant and (2) for initial grants, on the third anniversary of the date of grant.

As of January 30, 2011, the independent Directors had received the following aggregate number of shares of restricted common stock and held the following aggregate number of shares of unvested restricted common stock:

	Number of Shares of	Number of Shares of
	Restricted Common	Unvested Restricted
Name	Stock Granted	Common Stock
Angel Cabrera	3,215	3,215
Lawrence A. Del Santo	23,813	3,088
Rita V. Foley	25,193	3,088
Rakesh Gangwal	24,081	3,088
Joseph S. Hardin, Jr.	24,750	3,088
Gregory P. Josefowicz	24,745	3,088
Amin I. Khalifa	23,632	3,088
Richard K. Lochridge	23,813	3,088
Barbara A. Munder	23,813	3,088
Thomas G. Stemberg	23,813	3,088
Total	220,868	31,007

(3)	Includes earnings on amounts deferred under our Deferred Compensation Plans. Please see the section entitled “Nonqualified Deferred Compensation” for descriptions of the plans.

(4)
Includes the dollar value of any dividends or other earnings paid on shares of restricted common stock to the extent not factored into the grant date fair value of the restricted stock awards. Quarterly dividends of $0.10 per share were paid on shares of restricted common stock on February 12, 2010 and May 14, 2010, and quarterly dividends of $0.125 per share were paid on shares of restricted common stock on August 13, 2010 and November 12, 2010.

(5)	Mr. Josefowicz declined the Corporate Governance and Nominating Committee Chairman fee due to the additional compensation he received for serving as our Lead Director.

ARTICLE III. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT COMMITTEE

A. PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year 2011 ending January 29, 2012. Services provided to PetSmart by Deloitte & Touche LLP in fiscal year 2010 are described under “Fees to Independent Registered Public Accounting Firm for Fiscal Years 2010 and 2009” below. Additional information regarding the Audit Committee is provided in the Report of the Audit Committee on page 23.

     Deloitte & Touche LLP has audited the financial statements of PetSmart since February 1999. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

     Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of PetSmart and our stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL TWO

B. FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEARS 2010 AND 2009

     The following table shows the fees billed to PetSmart for services provided by Deloitte & Touche LLP for our fiscal years 2010 and 2009:

	2010	2009
Audit Fees	$1,482,200	$1,512,000
Audit-Related Fees	2,000	2,000
Tax Fees	296,084	367,000
Total	1,780,284	$1,881,000

Audit Fees. This category includes the audit of PetSmart’s annual financial statements, audit of internal control over financial reporting, review of financial statements included in PetSmart’s Form 10-Q Quarterly Reports, and services that are normally provided by the independent registered public accounting firm in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, consents related to SEC and other registration statements, and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees. This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of PetSmart’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include benefit plan audits and other accounting consultations.

Tax Fees. This category consists of professional services rendered by Deloitte & Touche LLP for tax compliance and tax return preparation of $180,990 and $0 in fiscal years 2010 and 2009, respectively, and for technical tax advice of $115,094 and $367,000 in fiscal years 2010 and 2009, respectively.

All Other Fees. There were no other professional services rendered by Deloitte & Touche LLP in fiscal years 2010 and 2009.

     The Audit Committee has determined that the rendering of tax services by Deloitte & Touche LLP is compatible with maintaining its independence.

     The Audit Committee has established procedures for the pre-approval of all audit and permitted non-audit-related services provided by our independent registered public accounting firm. The procedures include, in part, that: (1) the Audit Committee, on an annual basis, shall pre-approve the independent registered public accounting firm’s engagement letter/annual service plan; (2) the Audit Committee Chair has been delegated the authority to pre-approve any permitted non-audit services up to $50,000 per individual proposed service; (3) the Audit Committee must pre-approve any permitted non-audit services that exceed $50,000 per individual proposed service; and (4) at each regularly scheduled Audit Committee meeting: (a) the Audit Committee Chair will review any services that were pre-approved since the last Audit Committee meeting; and (b) a review will be conducted of the services performed and fees paid since the last Audit Committee meeting.

C. AUDIT COMMITTEE

     The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to our stockholders with respect to its oversight of: the quality and integrity of PetSmart’s financial statements and disclosures; our compliance with legal and regulatory requirements; the relationship with our internal auditors and our independent registered public accounting firm, including their independence, the audit, and additional services; and our internal and disclosure controls. During fiscal year 2010, the Audit Committee was composed of the following independent Directors: Messrs. Lochridge, Gangwal, and Khalifa and Ms. Foley. Mr. Lochridge served as Chairman. Messrs. Lochridge and Khalifa have been designated by the Board of Directors as audit committee financial experts as defined in applicable SEC Rules. The Board of Directors made a qualitative assessment of Messrs. Lochridge’s and Khalifa’s level of knowledge and experience based on a number of factors, including their education and work, management, and director experience. All members of our Audit Committee are financially literate and are independent, as independence is defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Audit Committee met six times during fiscal year 2010, and its report is presented below. The Audit Committee acts under a written charter that was adopted by the Board of Directors. A copy of the charter is available in the Corporate Governance Section of the PetSmart website located at www.petm.com.

D. REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

     The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of PetSmart.

     The Audit Committee oversees PetSmart’s financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. PetSmart has an Internal Audit Department that is actively involved in examining and evaluating PetSmart’s financial, operational and information systems activities and reports functionally to the Chair of the Audit Committee and administratively to management. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the periodic reports, including the audited financial statements in our Annual Report on Form 10-K. This included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, not just the acceptability, of PetSmart’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (Communication with Audit Committees, AU Section 380). In addition, the Audit Committee has also received written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence.

     The Audit Committee discussed with PetSmart’s independent registered public accounting firm the overall scope and plans for their audit, and developed a pre-approval process for all independent registered public accounting firm services. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of PetSmart’s internal and disclosure controls, and the overall quality of PetSmart’s financial reporting. The Audit Committee held six meetings during fiscal year 2010.

     The Audit Committee has determined the rendering of tax services by Deloitte & Touche LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in PetSmart’s Annual Report on Form 10-K for the fiscal year 2010 ended January 30, 2011, for filing with the SEC. The Audit Committee has appointed Deloitte & Touche LLP to be PetSmart’s independent registered public accounting firm for the fiscal year 2011 ending January 29, 2012.

Audit Committee of the Board of Directors

Richard K. Lochridge (Chairman)
Rita V. Foley
Rakesh Gangwal
Amin I. Khalifa
____________________

1	This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any PetSmart filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

ARTICLE IV. COMPENSATION DISCUSSION AND ANALYSIS
AND COMPENSATION COMMITTEE REPORT

A. PROPOSAL THREE

APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN

     We are requesting that the stockholders approve the adoption of the PetSmart, Inc. 2011 Equity Incentive Plan or the “2011 Plan.” The 2011 Plan was approved by the Board on March 23, 2011, and is intended to be a successor to the 2006 Equity Incentive Plan, or “2006 Plan.” The maximum number of shares of Common Stock that will be authorized under the 2011 Plan is 33,447,931 (which includes the additional shares and shares remaining available for issuance under the 2006 Plan that are being transferred to the 2011 Plan, including shares subject to outstanding stock awards thereunder as of April 18, 2011). If stockholders approve the 2011 Plan, we will cease making awards under the 2006 Plan, and any shares remaining will be transferred into the 2011 Plan.

     As of April 18, 2011, 2,305,763 shares remained available for issuance under the 2006 Plan and no shares are available for issuance under any other preceding plan, except with respect to outstanding awards. As of such date, 8,142,168 shares were subject to outstanding equity awards. Thus, as of April 18, 2011, our fully diluted overhang was 8.44% and our simple overhang was 9.22%. Set forth below is a table which summarizes the equity grants made by the Company under 2006 and predecessor plans for the last three fiscal years:

	FY 2008	FY 2009	FY 2010
Stock Options Granted	1,815,774	1,696,246	1,391,452
Restricted Stock Granted	978,157	81,511	39,007
Performance Units Granted	0	592,415	287,868
Additional Performance Units Granted for Achievement	0	285,377	139,942
Stock Appreciation Rights Granted	0	0	0
Stock Bonuses Granted	0	0	0
Stock Options Forfeited	301,165	732,600	223,258
Restricted Stock Vested or Forfeited	683,794	868,958	751,241
Performance Units Forfeited	0	21,661	54,654
Stock Appreciation Rights Forfeited	0	0	0
Stock Bonuses Forfeited	0	0	0

     As of January 30, 2011, a total of 5,985,000 options were outstanding with a weighted average price and term of $23.07 and 4.23 years, respectively, as well as an aggregate total of 2,253,000 full value awards. There were 3,728,000 shares remaining available under the 2006 Plan as of that date. These shares (less awards issued as part of the March 2011 equity grants) will be transferred to the 2011 Plan pool if it is approved. If stockholders approve the 2011 Plan, and the additional 23,000,000 shares would have been available for grant as of April 18, 2011, our fully diluted overhang would have increased to 22.79% and our simple overhang would have increased to 29.51% as of that date. Our gross run rate for fiscal year 2010 was 1.61% and our net run rate for fiscal year 2010 was 1.25%.

     The Board adopted the 2011 Plan to provide a means to continue to offer a competitive equity compensation program to secure and retain the services of high-caliber employees, Directors, and consultants of PetSmart and its affiliates, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of the Common Stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with the stockholders.

     The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, will be required to approve the 2011 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will have no effect on the outcome of this proposal.

     The terms and provisions of the 2011 Plan are summarized below. This summary, however, does not purport to be a complete description of the 2011 Plan. The 2011 Plan has been filed with the SEC as an Appendix to this Proxy Statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2011 Plan. Any stockholder that wishes to obtain a copy of the 2011 Plan may do so by written request to: Corporate Secretary, PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027. The last sales price of the common stock of the Company on the NASDAQ Global Select Market on April 18, 2011 was $41.26 per share.

General

     The 2011 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock, and stock appreciation rights, collectively, the “stock awards.” The 2011 Plan also provides for payment of the annual retainer fee to non-employee Directors in shares of Common Stock (a “retainer stock award”).

     Incentive stock options granted under the 2011 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the 2011 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Administration

     Subject to the provisions of the 2011 Plan, the Board has the authority to determine what type of stock award will be granted, the provisions of each stock award granted, the number of shares subject to each stock award, and the time or times a participant is permitted to receive stock pursuant to a stock award. The Board has the power to accelerate the vesting and exercisability of a stock award. As administrator of the 2011 Plan, the Board has the authority to construe and interpret its provisions.

     The Board has the authority to delegate some or all of the administration of the 2011 Plan to a committee composed of not fewer than two members of the Board. All members of such committee shall be “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act and in the discretion of the Board, may also be “outside directors” within the meaning of Section 162(m) of the Code. The 2011 Plan also permits delegation to one or more executive officers the authority to do one or both of the following: (1) designate employees to be recipients for stock awards and the terms thereof; and (2) determine the number of shares of Common Stock subject to the stock award, subject to certain limitations. In accordance with the provisions of the 2011 Plan, the Board has delegated administration of the 2011 Plan to the Compensation Committee and, with respect to certain grants to employees other than executive officers, to our Chief Executive Officer. As used herein with respect to the 2011 Plan, the “Board” refers to any committee appointed by the Board, any subcommittee thereof, as well as the Board itself.

     The Compensation Committee shall not have the right, without stockholder approval, to:
  reduce or decrease the purchase price for an outstanding stock option or stock appreciation right;

  cancel an outstanding stock option or stock appreciation right for the purpose of replacing or re-granting such stock option or stock appreciation right with a purchase price that is less than the original purchase price; or

  exchange an outstanding stock option or stock appreciation right for another award or for cash.
Eligibility

     Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees (including officers). Employees (including officers), Directors, and consultants of PetSmart and its affiliates are eligible to receive all other types of stock awards under the 2011 Plan. All employees, Directors, and consultants of PetSmart and its affiliates are eligible to participate in the 2011 Plan, or approximately 47,000 individuals as of January 30, 2011. As of such date, approximately 2,000 individuals had received awards under our 2006 Plan.

     No incentive stock option may be granted under the 2011 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of PetSmart or of any of its affiliates, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of

Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2011 Plan and any other equity plans of PetSmart and our affiliates) may not exceed $100,000 (any excess of such amount is treated as nonstatutory stock options).

     No person may be granted options and stock appreciation rights covering more than 1,950,000 shares of Common Stock during any calendar year. Stockholder approval of this Proposal will also constitute approval of the 1,950,000 share limitation for purposes of Section 162(m) of the Code. This limitation assures that any deductions to which we would otherwise be entitled upon the exercise of options or stock appreciation rights granted under the 2011 Plan or upon the subsequent sale of the shares acquired under those stock awards, will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code.

Stock Subject to the 2011 Plan

     Subject to this Proposal, the maximum number of shares of Common Stock authorized under the 2011 Plan is 33,447,931 (which includes the additional shares and shares remaining available for issuance under the 2006 Plan that are being transferred to the 2011 Plan, including shares subject to outstanding stock awards thereunder as of April 18, 2011). Stock options and stock appreciation rights awarded will reduce the number of shares available for awards by one share for every one share subject to such award. Full Value awards settled in shares will reduce the number of shares available for awards by 3.35 shares for every one share awarded. Shares issued under the 2011 Plan may be authorized and unissued shares or reacquired shares bought on the market or otherwise. Shares purchased on the open market will not increase the shares available under the 2011 Plan.

The following will not be applied to the share limitations:
  dividends paid in cash in connection with outstanding stock awards (provided that no dividend equivalents are paid on stock options, SARs or PSUs;

  stock awards which are settled in cash;

  any shares subject to a stock award under the 2011 Plan which award is forfeited, cancelled, or terminated, or which award expires or lapses for any reason;

  shares reacquired by the Company to cover the payment of withholding taxes upon vesting of full value awards;

  any shares of common stock issued pursuant to a stock award which are forfeited back to the Company because of the failure to meet a contingency or condition required to vest; and

  shares and any stock awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted, or through obligations to grant future awards, as the result of a merger, consolidation, or acquisition of the employing company with or by the Company.
The following shares will not be available again for a stock award under the 2011 Plan:
  shares not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right;

  shares used to pay the exercise price or withholding taxes related to an outstanding stock option or stock appreciation right; and

  shares repurchased on the open market with the proceeds of the option exercise price.
Terms of Options

     Options may be granted under the 2011 Plan pursuant to grant notices adopted by the Board. Individual stock option grant notices may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

     Consideration. The exercise price of options granted under the 2011 Plan may, at the discretion of the Board, be paid in: (a) cash, check, or other cash equivalents, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of Common Stock, or (d) in any other form of legal consideration acceptable to the Board.

     Vesting. Options granted under the 2011 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionee’s continued service with PetSmart or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2011 Plan may be subject to different vesting terms.

     Term. The maximum term of options granted under the 2011 Plan is seven years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

     Termination of Service. Options under the 2011 Plan terminate three months after termination of a participant’s service unless otherwise provided in the stock option grant notice. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

     Restrictions on Transfer. Except as otherwise provided in the applicable stock option grant notice, options under the 2011 Plan are not transferable other than by will or the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. However, the Board may grant nonstatutory stock options that are transferable in certain limited instances. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Bonuses and Restricted Stock

     Stock bonuses and restricted stock may be granted under the 2011 Plan pursuant to stock bonus or restricted stock award notices adopted by the Board. Individual stock bonus or restricted stock award notices may be more restrictive as to any or all of the permissible terms described below. Stock bonuses or restricted stock awards granted under the 2011 Plan may be issued in conjunction with other plans and arrangements adopted by PetSmart, including the Executive Short-Term Incentive Plan.

     Consideration. The Board may grant stock bonuses and restricted stock in consideration for: (a) cash, (b) past or future services rendered to PetSmart or for its benefit, (c) a deferred payment or other arrangement, or (d) any other form of legal consideration acceptable to the Board.

     Purchase Price. If the Board determines that a participant must pay a purchase price to receive a stock bonus or restricted stock award, the purchase price will be determined by the Board and designated in the award notice.

     Vesting. Shares of stock acquired under a stock bonus or restricted stock award may, but need not, be subject to a repurchase option in favor of PetSmart or forfeiture to PetSmart in accordance with a vesting schedule as determined by the Board.

     Termination of Service. Upon termination of a participant’s service, PetSmart may repurchase or otherwise reacquire any shares of stock that have not vested as of such termination under the terms of the applicable stock bonus or restricted stock award.

     Restrictions on Transfer. Rights to acquire shares under a stock bonus or restricted stock award may be transferred only upon such terms and conditions as may be set forth in the applicable stock award notice. However, in no event will the rights to acquire shares under a stock bonus or restricted stock award be transferable for consideration.

Terms of Stock Appreciation Rights

     Stock appreciation rights may be granted under the 2011 Plan pursuant to stock appreciation rights award notices adopted by the Board. Individual stock appreciation right award notices may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of Common Stock equivalents.

     Types of Stock Appreciation Rights. The 2011 Plan authorizes: (a) tandem stock appreciation rights, (b) concurrent stock appreciation rights, and (c) independent stock appreciation rights. When granted appurtenant to an option, tandem stock appreciation rights provide participants with the right to surrender the option in exchange for an appreciation distribution from PetSmart. When granted appurtenant to an option, concurrent stock appreciation rights are exercised automatically when the underlying option is exercised, and provide an appreciation distribution from PetSmart at that time. Independent stock appreciation allow participants to exercise those rights as to a specific number of shares and receive an appreciation distribution from PetSmart at the time of exercise. Except as otherwise provided, tandem and concurrent stock appreciation rights are generally subject to the same terms and conditions applicable to the particular option grant under the 2011 Plan to which it pertains. Concurrent stock appreciation rights may be granted appurtenant to only an incentive stock option.

     Strike Price. The strike price of all types of stock appreciation rights under the 2011 Plan may not be less than 100% of the fair market value of the Common Stock equivalents subject to the stock appreciation rights on the date of grant.

     Exercise. Upon exercise of a stock appreciation right, PetSmart will pay the participant an amount equal to the excess of: (a) the aggregate fair market value on the date of exercise of a number of Common Stock equivalents with respect to which the participant is exercising the stock appreciation right, over (b) the aggregate strike price determined by the Board on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Common Stock, or any combination thereof determined by the Board.

     Term. The maximum term of stock appreciation rights granted under the 2011 Plan is seven years.

Retainer Stock Awards to Non-Employee Directors

     Each Non-Employee Director would have the option under the 2011 Plan of receiving some or all of the annual Board retainer in shares of Common Stock rather than cash. The number of shares of Common Stock that shall be awarded to a Non-Employee Director taking advantage of this option will be determined by dividing the dollar amount of the portion of the annual retainer to be paid for the three-month fee period in shares of Common Stock by the average of the closing prices of the Common Stock for the five consecutive trading days where the fifth day is latest trading day that is more than six days prior to the last day of the applicable fee period. In the absence of an election by a Non-Employee Director, the annual Board retainer for the fee period is paid in cash.

     As discussed in “Director Compensation,” each independent Director currently receives a quarterly calendar retainer of $15,500, plus an additional quarterly retainer of $12,500 in the case of the Lead Director, and of $3,750, $3,750, and $6,250, in the case of the chairs of the respective standing committees. Each independent Director may elect to receive up to 100% of their quarterly retainer in shares of common stock. Each independent Director is also entitled to receive an annual grant of restricted stock with a value of $98,000 that cliff vests after one year. The “Director Compensation Table” on page 18 sets forth compensation received by independent Directors during fiscal year 2010.

Miscellaneous Provisions

     Tax Withholding. The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by: (a) causing the participant to tender a cash payment, (b) withholding from amounts otherwise payable to the participant, (c) withholding a portion of the shares otherwise issuable to the participant, or (d) accepting delivery of other unencumbered Common Stock from the participant.

     Automatic Exercise of Expiring Stock Awards. The Board may issue stock options or stock appreciation rights that provide that in the event of a pending expiration or termination of such stock option or stock appreciation right, we may issue to the affected participant (in cash or Common Stock) the excess of: (a) the aggregate fair market value of Common Stock that the participant would have received upon exercise of such option or stock appreciation right, over (b) the aggregate exercise price in effect for those shares.

Changes to Capital Structure

     In the event any change is made in the shares subject to the 2011 Plan or any stock award granted thereunder, whether through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately adjust: (a) the class(es) and maximum number of shares subject to the 2011 Plan, (b) the class(es) and maximum number of shares for which any participant may be granted incentive stock, and (c) the class(es) and number of shares and the price per share in effect under each outstanding stock award under the 2011 Plan.

Corporate Transactions; Changes in Control

     In the event of certain significant corporate transactions, outstanding stock awards under the 2011 Plan may be assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then: with respect to any such stock awards that are held by individuals then performing services for PetSmart or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction.

     A significant corporate transaction will be deemed to occur in the event of: (a) a dissolution, liquidation, or sale of substantially all of the assets of PetSmart, (b) a merger or consolidation in which PetSmart is not the surviving corporation, or (c) a reverse merger in which PetSmart is the surviving corporation, but shares of Common Stock are converted into other property by virtue of the corporate transaction.

     In the event of a specified change in control transaction and a participant’s service with PetSmart or a successor entity is terminated without cause or constructively terminated within 18 months following the occurrence of a change in control transaction, the vesting and exercisability of stock awards held by such participants will be accelerated in full and any repurchase right with respect to any shares covered by such stock award will immediately lapse.

     A change in control transaction will be deemed to occur in the event: (a) a sale of all or substantially all of the assets of PetSmart, other than a sale to an affiliate of PetSmart, (b) a merger or consolidation in which PetSmart is not the surviving corporation and in which at least 50% of the combined voting power has changed, (c) a reverse merger in which PetSmart is the surviving corporation, but shares of outstanding Common Stock are converted into other property by virtue of the merger, and in which at least 50% of the combined voting power has changed, (d) any person or group acquires securities possessing at least 50% of the combined voting power of PetSmart, or (e) at least 50% of Board membership becomes comprised of individuals whose nomination, appointment, or election was not recommended or approved by at least 50% of the Board members or their approved successors.

     The acceleration of stock awards in connection with significant corporate transactions and changes in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of PetSmart.

Duration, Termination, and Amendment

     The Board may suspend or terminate the 2011 Plan at any time. The 2011 Plan is scheduled to terminate no later than December 31, 2016. No rights may be granted under the 2011 Plan while the 2011 Plan is suspended or after it is terminated.

     The Board may amend or modify the 2011 Plan at any time, subject to any required stockholder approval. To the extent required by applicable law or regulation, stockholder approval will be required for any amendment that:
  materially increases the number of shares available for issuance under the 2011 Plan;

  materially expands the class of individuals eligible to receive stock awards under the 2011 Plan;

  materially increases the benefits accruing to the participants under the 2011 Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the 2011 Plan;

  materially extends the term of the 2011 Plan; or

  expands the types of awards available for issuance under the 2011 Plan.
The Board may amend the terms of any stock award to: (i) extend the exercise period of an option granted under the 2011 Plan no later than the maximum term of the option, and (ii) accelerate the vesting or exercisability of a stock award. The Board may effect such an amendment by amending the Executive Change in Control and Severance Benefit Plan.

     Except in connection with a corporate transaction involving PetSmart, the terms of outstanding stock awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval.

Federal Income Tax Information

     The following is a summary of the principal United States federal income taxation consequences to participants and PetSmart with respect to participation in the 2011 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

     Incentive Stock Options. Incentive stock options granted under the 2011 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or PetSmart by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

     If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, PetSmart will not be entitled to any income tax deduction.

     Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of: (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

     To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

     Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Stock Bonuses and Restricted Stock. Upon receipt of a stock bonus or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

     However, if the shares issued upon the grant of a stock bonus or restricted stock award are unvested and subject to repurchase by PetSmart in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when PetSmart’s repurchase right lapses, an amount equal to the excess of: (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of: (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and PetSmart will be required to satisfy certain tax withholding requirements applicable to such income. PetSmart will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

     Upon disposition of the stock acquired upon the receipt of a stock bonus or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, PetSmart is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

     Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from PetSmart, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

     In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if: (a) such awards are granted by a compensation committee comprised solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that options and stock appreciation rights granted under the 2011 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

     Compensation attributable to stock bonuses and restricted stock will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the Compensation Committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) prior to the grant of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that stock bonuses and restricted stock granted under the 2011 Plan in conjunction with the Executive Short-Term Incentive Plan qualify as performance-based compensation until the first stockholder meeting that occurs in 2012.

Additional Equity Compensation Plan Information

     See section V.C – Equity Compensation Plans at page 66 for information concerning the Company’s existing equity compensation plans.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL THREE

B. REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS1

     The Compensation Committee of our Board of Directors is responsible for establishing the compensation philosophy, policies and programs for all of our executive officers. The Board reviews all decisions by the Compensation Committee relating to the compensation of our executive officers.

     The Compensation Committee recognizes the importance of maintaining sound principles for the development and administration of our compensation programs, which are intended to strengthen the link between executive pay and performance. The Compensation Committee Charter outlines the Committee’s responsibilities, and the Compensation Committee, the Corporate Governance and Nominating Committee and the Board of Directors periodically review and revise the charter, which the Board subsequently approves. The Compensation Committee Charter is available in the Corporate Governance section of the PetSmart website located at www.petm.com.

     All members of our Compensation Committee are independent, as defined in Rule 5605 (a)(2) of the NASDAQ listing standards and as determined by the Board of Directors. Qualifications for inclusion on the Compensation Committee include independence and experience with: compensation, benefits, leading and motivating people, and fiscal responsibility. During fiscal year 2010, the Compensation Committee was composed of the following directors: Ms. Foley and Messrs. Stemberg, Del Santo, and Josefowicz. Mr. Stemberg served as chairperson during fiscal year 2010.

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement due to its content accurately reflecting our compensation program philosophy and our total compensation program as designed by the Compensation Committee.

Compensation Committee of the Board of Directors

Thomas G. Stemberg (Chairman)
Lawrence A. Del Santo
Rita V. Foley
Gregory P. Josefowicz
____________________

1	The material in this report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any PetSmart filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

C. COMPENSATION DISCUSSION AND ANALYSIS

Overview

     This Compensation Discussion and Analysis provides information about our compensation program as administered by the Compensation Committee of the Board of Directors. This program relates to our Chief Executive Officer, Chief Financial Officer, and the other three most highly compensated executive officers, who are collectively referred to as the “named executive officers,” and our other executive officers. The discussion below explains our compensation philosophy, the structure of our compensation program, and the manner in which it was developed and continues to evolve. It includes the process for determining executive compensation, the compensation elements, and the reasons we use those elements in our compensation program. It also explains the linkage between executive compensation and company performance.

Governance Structure of Compensation Program

     The Board of Directors established the Compensation Committee and approved its charter to help fulfill the Board’s responsibility to oversee the policies and programs that govern our executive officers’ compensation. The Compensation Committee defines and regularly reviews our compensation philosophy and approves all elements of our compensation program for our executive officers.

     The Compensation Committee meets at scheduled times during the year, and occasionally considers and takes action by unanimous written consent. The Compensation Committee met four times during fiscal year 2010. The Compensation Committee chairperson plans the topics to be addressed at each meeting during the year and sets a detailed meeting agenda before each meeting.

     The Executive Chairman, Chief Executive Officer, Chief Financial Officer, General Counsel, Senior Vice President Human Resources, and certain other executive officers may attend Compensation Committee meetings at the request of the Compensation Committee. They present and discuss agenda items, answer questions, and take the minutes of the meeting. On a regular basis, the Compensation Committee has executive sessions during which no executive officers are present. Periodically, the Chief Executive Officer may be asked to attend a specific executive session. The Compensation Committee may from time to time request the attendance of independent compensation consultants at its meetings as well as at executive sessions.

     The Compensation Committee has the authority to engage the services of outside advisors, experts, and others to assist the Committee. During the first half of fiscal year 2010, the Compensation Committee retained the Hay Group as its compensation consultant to assist it in ensuring that PetSmart’s compensation programs are consistent with the Compensation Committee’s philosophy and aligned with the strategy of PetSmart. During the second half of the fiscal year, the Committee retained Frederic W. Cook & Co., Inc., or Cook, as its independent advisor on various compensation related matters, including updates on compensation practices within the retail industry, competitive data, benchmarking and market/peer analysis, special projects and compliance issues. Management continues to retain Hay Group to assist it in compiling compensation data, conducting analyses, consulting services, and supplementing internal resources for market analysis. The amounts paid by PetSmart to Hay Group for management advice did not exceed $120,000 during fiscal year 2010. Meanwhile, Cook does no other work for the company other than assisting the Compensation Committee on work related to its charter.

     PetSmart also has an internal executive compensation team made up of a cross-section of executive officers, whose purpose is to assist the Compensation Committee in making recommendations and to carry out the administrative aspects of PetSmart’s compensation programs, including those for associates other than the executive officers.

Compensation Philosophy

     The compensation philosophy of the Compensation Committee is built upon the principles of pay for performance, shared ownership, and alignment with the long-term interests of our stockholders. We believe it is important that our compensation philosophy supports PetSmart’s strategy of consistent, efficient long-term growth. As a result, PetSmart’s executive compensation programs emphasize at-risk pay through the use of performance-based incentive awards, long-term equity with significant upside potential, and limited use of perquisites. We also believe a meaningful equity stake helps ensure that executives’ and stockholders’ interests are aligned. This philosophy supports the goals of attracting and retaining executive talent with the specific skill sets required to ensure PetSmart’s continued success, including solid leadership, long-term strategic vision, a customer-centric focus, and strong results orientation. Pay for performance considers individual executive goal attainment, the financial and non-financial goals of PetSmart, and the long-term responsible improvement of stockholder returns.

     The following chart summarizes the compensation philosophy of PetSmart. When our performance falls short of established performance measures, total cash compensation and total direct compensation will fall below the targeted percentiles shown below:

	Base Salary	Total Cash Compensation	Total Direct Compensation
	Annual salary	Annual salary plus short-term	Annual salary plus short- and
		incentives	long-term incentives
PetSmart target compared
to peer market	50th percentile	50th - 75th percentile at target	50th - 75th percentile at target
		company performance (1)	company performance (1)

		75th percentile at outstanding	>75th to 90th percentile at
		company performance (1)	outstanding company
performance (1)
____________________

(1)	As measured against appropriate but challenging company performance targets established by the Compensation Committee.

     A comparison of fiscal year 2010 compensation paid to our named executive officers with our comparison companies (as described later) is shown below:

	Base Salary	Total Cash Compensation	Total Direct Compensation
	Annual salary	Annual salary plus short-term	Annual salary plus short- and
		incentives	long-term incentives
2010 Chairman Francis Compared to
Retail Survey	50th percentile	25th to 50th percentile	50th to 75th percentile
2010 CEO Moran Compared to
Retail Survey	50th percentile	25th to 50th percentile	50th to 75th percentile
2010 Chairman Francis Compared to
Peer Group	50th percentile	25th percentile	25th percentile
2010 CEO Moran Compared to
Peer Group	50th percentile	25th percentile	25th percentile
2010 NEOs Compared to
Retail Survey	25th to 50th percentile	25th percentile	50th percentile
2010 NEOs Compared to
Peer Group	25th to 50th percentile	25th to 50th percentile	25th to 50th percentile

Determining Executive Compensation

     When evaluating executive officer compensation, the Compensation Committee considers, in part:
  pay for individual and company performance;

  alignment with the stated compensation philosophy;

  the need to attract and retain quality leadership;

  relative internal equity;

  appropriate cost management; and

  continued focus on corporate governance.
Our process includes a review of PetSmart’s entire compensation program and an analysis for each executive officer of all elements of compensation as compared to the individual’s and PetSmart’s performance and objectives. The Compensation Committee worked directly with Cook to determine compensation for the Chief Executive Officer, Executive Chairman, and the other executive officers. The Chief Executive Officer made compensation recommendations to the Compensation Committee for the remaining executive officers for its review and approval. The Senior Vice President, Human Resources, is responsible for the implementation and administration of all of PetSmart’s compensation programs as approved by the Compensation Committee or its delegee.

     As noted above, the Compensation Committee used data provided by Hay Group to analyze our executive compensation compared to the Hay Group proprietary retail-specific survey as well as the approved peer group. The 2010 Hay Retail Industry Survey participants include 104 retailers, provides data by job title, and controls for differences in responsibility and revenue through “point” comparisons under its proprietary job evaluation system and statistical regression analysis. The current list of Hay Retail Industry Survey participants is available at http://www.haygroup.com/Downloads/us/misc/2011_Hay_Group_Retail_TR_LOP.pdf.

     The Compensation Committee determines our peer group using the following objective selection criteria:
  publicly-held specialty retailers;

  revenues typically from one-half to twice that of PetSmart;

  a multi-channel retail structure with an emphasis on hard goods;

  specific characteristics matching PetSmart’s current or potential business model; and/or potential competitors for executive talent.
     This peer group is reviewed periodically by the Compensation Committee and may change from time to time based on the current competitive environment. In 2010, the peer group comprised the following companies:
  Abercrombie & Fitch Co.

  Advance Auto Parts, Inc

  AutoZone, Inc.

  Barnes & Noble, Inc.

  Bed Bath & Beyond Inc.

  BJ’s Wholesale Club

  CarMax, Inc.

  Collective Brands, Inc. (Payless)

  Dick’s Sporting Goods, Inc.

  Dollar Tree, Inc.

  Family Dollar Stores, Inc.

  Foot Locker, Inc.

  Gamestop Corp.

  OfficeMax Incorporated

  Ross Stores, Inc.

  Tractor Supply Company

  Williams-Sonoma, Inc.
     Benchmarking is one factor used in determining executive officer compensation. The Compensation Committee compares each element of compensation separately and in the aggregate to the market data for peer group companies and those represented in the Hay Group proprietary survey.

Design and Elements of our Compensation Program

     The four elements of executive compensation for our executive officers, including the named executive officers, are: (1) base salary; (2) annual performance incentive; (3) long-term equity incentives consisting of stock options, restricted stock and performance share units, or PSUs; and (4) benefits. These elements are designed to:
  ensure that PetSmart executive officers have clear goals and accountability with respect to PetSmart’s performance;

  ensure pay for performance and encourage responsible business growth;

  establish pay opportunities that are competitive with prevailing industry practices, our stage of growth, and the labor markets in which we operate;

  align incentive and equity compensation with PetSmart’s strategy and the long-term interests of PetSmart stockholders;

  encourage executive officers to own PetSmart shares for further long-term stockholder alignment;

  avoid compensation-related risk that could have a material adverse effect on the company; and

  assist PetSmart with attraction, retention, and motivation of key executive talent.
Each of the four elements are discussed below in greater detail:

     1. Base Salary. The base salary for executive officers is set annually by reviewing the skills and performance levels of individual executives, the needs of PetSmart, and the competitive pay practices of companies with which we compete for executive talent. Base salary helps attract and retain executive talent with a degree of financial certainty since base salary is less subject to company performance risk than other components of pay. In determining individual base salaries, the Compensation Committee considers the executive’s experience in the specific functional area, retail-industry experience, scope of job responsibilities, leadership skills, business unit performance, achievement of important strategic initiatives and contribution to company management, individual performance, and competitive market positioning. Base salaries for new executive officers are also set utilizing some or all of the above criteria.

     The base salaries paid to our named executive officers are set forth in the “Summary Compensation Table.” For fiscal year 2010, the base pay of Mr. Francis, our Executive Chairman of the Board, was at approximately the 50th percentile of the peer group in recognition of his contributions to PetSmart’s growth and continuing and important role with PetSmart. For fiscal year 2010, the base pay of Mr. Moran, our President and Chief Executive Officer, was also set at the 50th percentile of our peer group. For fiscal year 2011, our President and Chief Executive Officer’s base pay has been set at $1,100,000 and Mr. Francis’ base pay remains at $1,000,000.

     Base salaries for the remaining named executive officers were at or below the 50th percentile for fiscal year 2010. For 2011 they will be at or slightly above the 50th percentile as the collective experience and achievements of these executives have helped drive our results.

     Mr. Lenhardt’s area of responsibility was expanded to include our Information Systems function which provides support across the enterprise. Mr. O’Leary’s area of responsibility was also increased to include Marketing, in addition to Merchandising and Supply Chain. We expect these changes to capitalize on already strong internal partnerships between these functions and bring greater integration and synergy for the entire organization. The Board appointed Messrs. Lenhardt and O’Leary as Executive Vice Presidents in recognition of their expanded their roles within PetSmart beginning in 2011, and their base salaries have been adjusted in consideration of their increased scope of responsibilities to $600,000 and $550,000, respectively. Mr. Molloy’s scope of responsibility has also grown to include oversight of the real estate function. As a result, his base salary has also been adjusted for 2011 to $500,000.

     The Compensation Committee considers the market data obtained from our peer group to be the most relevant comparison in evaluating the competitiveness of the base salaries of these named executive officers, and intends to continue to move the Total Direct Compensation of these named executive officers towards our stated compensation goals as appropriate. In keeping with our compensation philosophy of emphasizing performance-based pay, base salary represents between 20% and 30% of targeted total compensation for each of the named executive officers.

     2. Annual Performance Incentive. The annual performance incentive is designed to motivate executives to attain short-term objectives that align with long-term business goals. At the beginning of each fiscal year, under the Executive Short-Term Incentive Plan, or the ESTIP, the Compensation Committee assigns each executive officer an incentive target equal to a specified percentage of his or her annual base salary. During 2010, the incentive target for the Executive Chairman and the President and Chief Executive Officer was 100%. The target for the other named executive officers was 75%, and the target for the remaining executive officers was 50%.

     The ESTIP, which was approved as amended by the stockholders in June 2007 and further amended in June 2009 and June 2010, is designed and administered in a manner intended to qualify incentive awards to our named executive officers as “performance-based compensation” for purposes of 162(m) of the Internal Revenue Code. This is intended to allow PetSmart to fully deduct for federal income tax purposes the compensation paid under the ESTIP. The incentive targets and the performance metrics for each executive are determined by the Compensation Committee at the beginning of each fiscal year based on the executive’s position and responsibilities. The performance metrics may change from year to year in accordance with our objectives.

     For purposes of evaluating performance the Compensation Committee may adjust U.S. generally accepted accounting principles, or U.S. GAAP, results for specific nonrecurring extraordinary items we do not consider core to our operating business such as certain litigation expenses, insurance recoveries or restructuring activities. The ESTIP also allows the Compensation Committee in any year to reduce the amount paid based on any individual or PetSmart performance factors deemed relevant by the Compensation Committee. In addition, the Compensation Committee has discretion to pay out earned awards above 200% of base pay in the form of our common stock. Incentives to all named executive officers are made based solely on the Company’s financial performance.

Fiscal Year 2010

     For fiscal year 2010, the incentive payout to our executive officers was based on three performance measures:
  earnings before taxes, or EBT, as calculated from PetSmart’s audited financial statements;

  increase from previous fiscal year in comparable store sales as calculated from PetSmart’s audited financial statements, defined as stores open at least one year; and

  end-of-year net cash as calculated from PetSmart’s audited financial statements, as adjusted.
     The Compensation Committee believes that earnings before taxes served in fiscal year 2010 as an appropriate indicator to our stockholders of overall business health, and its use achieved the Committee’s desire to use a measure of profitability simpler than earnings per share, which eliminated the complexity of taxation and the impacts associated with company stock buybacks. The second metric, growth in comparable store sales, focused executive officers on both strengthening PetSmart’s core business and making our stores more effective, and developing new and innovative services. End-of-year net cash, as adjusted, provided a simple measure of our financial strength, stability and flexibility in challenging economic times.

     The Compensation Committee typically sets realistic but challenging goals or targets for each measure. Each measure contained a payout opportunity between 0% and 300% of the target performance. The 200% and 300% payouts represent increasingly challenging incremental improvements over the target award. A minimum earnings before tax target was required in order for any payout to occur from the ESTIP for fiscal year 2010.

     For fiscal year 2010, the Compensation Committee established the following performance targets under the ESTIP, and determined the actual achievement under the ESTIP for all executive officers as follows:

					Payout		Weighted
Measure	Target		Actual		Percentage	Weight	Percentage
Earnings Before Taxes	$341	M	$369	M	240.5%	60%	144.3%
Growth in Comparable Store Sales	2.5%		4.84%		256%	25%	64%
End-of-Year Net Cash	$349	M	$363.1	M	128.4%	15%	19.3%
Total							227.6%

     As a reference, for fiscal year 2009, total incentive achievement was 162%, and for fiscal year 2008, total incentive achievement was 37.2%, for all executive officers.

     All performance metrics are based on PetSmart’s audited financial statements and may be modified by the Compensation Committee to take into consideration one or more of the following: (1) changes in accounting principles that become effective during the performance period, (2) extraordinary, unusual or infrequently occurring events, (3) the disposition of a business or significant assets, (4) gains or losses from all or certain claims and/or litigation and insurance recoveries, (5) the impact of impairment of intangible assets, (6) restructuring activities, (7) the impact of investments or acquisitions, and/or (8) changes in corporate capitalization such as stock splits and certain reorganizations. Therefore target and actual performance figures may not be calculated in accordance with U.S. GAAP.

Fiscal Year 2011

     For fiscal year 2011, the Compensation Committee determined that the performance metrics should continue to support profitability and sales. Accordingly, the Compensation Committee selected the following financial performance metrics for determining the amount of the cash bonuses that may be awarded to our executive officers for fiscal year 2011:
  growth in EBT as calculated from PetSmart’s audited financial statements; and

  increase from previous fiscal year in comparable store sales as calculated from PetSmart’s audited financial statements, defined as stores open at least one year.
The Committee believes EBT continues to be an appropriate indicator to our stockholders of overall business health and profitability. In selecting comparable store sales as our sales measure, we continue our focus on driving productivity in existing assets. Also, use of this metric balances shorter term profitability goals with longer term growth.

     The continued uncertainty in the economy requires that we keep our executive officers focused on driving sales and profitability during fiscal year 2011. Accordingly, the fiscal year 2011 metrics have been reduced from three to two as compared to fiscal year 2010, eliminating end-of-year net cash as a metric, and calibrating appropriate adjustments to the range of performance for the fiscal year to encourage continued upward performance. The Compensation Committee believes the fiscal year 2011 metrics are realistic but challenging, representing about even odds of attainment given the retail economy and established business plans. The weights of the incentive components are standardized for all executive officers to encourage a cross-functional team focus. As in fiscal year 2010, a minimum profitability standard, this year growth in EBT, must be met before any payout can be made on any performance metric.

     3. Long-Term Equity-Based Incentive Compensation. Long-term equity-based incentive compensation is provided to certain employees, including executive officers, to link a portion of compensation to the long-term financial success of PetSmart and as a retention tool. Through 2008, equity compensation was comprised of both stock options and restricted stock, which are subject to time-based vesting. For fiscal year 2010, equity compensation comprised stock options and PSUs, with all executive officers and other key members of management eligible to receive such grants.

     The Compensation Committee believes stock options are inherently performance-based as the executive officer does not receive any benefit unless the stock price rises after the date the option is granted. Restricted stock was generally awarded as a retention vehicle and to support the attraction of leadership talent. However, restricted stock, and now PSUs, also serve to align the interests of our executive officers with the long-term interests of our shareholders through the use of four- and three-year cliff vesting, and provide potential ownership to support our Officer and Director Stock Ownership Guidelines. See page 10 for a discussion of these guidelines, which also apply to outside directors. The earlier vesting of restricted stock and PSUs may occur in the event of a change in control or, in some cases, in the event of an executive retirement that is pursuant to the requirements as set forth in the grant documents. See “Employment and Severance Arrangements” below.

     Historically, stock awards have been granted through the 2003 Equity Incentive Plan, or the 2003 Plan, and our 1997 Equity Incentive Plan, or the 1997 Plan. In June 2006, our stockholders approved the combination of these two plans into the 2006 Equity Incentive Plan, or the 2006 Plan.

     The stock options granted prior to 2006 under the 1997 Plan and 2003 Plan have a ten-year maximum term from the date of grant, or earlier if employment terminates. Commencing in fiscal year 2006, the maximum term for stock options was reduced to seven years. Stock option grants are subject to vesting requirements. Prior to 2005, options vested over a period of four years, with 25% of the shares vesting on the one-year anniversary of the date of grant and the remaining 75% of the shares vesting each month thereafter on a ratable basis over a period of 36 months in accordance with their terms. In January 2005, vesting was changed for future grants to 25% on consecutive yearly anniversaries of the date of grant.

     In February 2009, the Compensation Committee decided to replace annual grants to our executive officers of restricted shares with annual grants of PSUs. The Compensation Committee believes that the use of PSUs provides a greater linkage of pay and performance, help focus key employees on achieving a key performance goal, and provide significant award upside for achieving outstanding performance, while maintaining a level of total direct compensation competitiveness for participants. From and after 2009, all executive officers and other key members of management will receive equity-based incentive compensation in the form of stock options and PSUs.

     The actual number of PSUs earned will depend on our achievement against a specific annual performance metric established by the Compensation Committee in the year the PSUs are first granted. If we achieve the “target” performance against the metric, each participant will earn 100% of his or her target PSU award as of the anniversary of the grant date. If we achieve the “maximum” performance level, each participant will earn 150% of his or her target award. If we achieve more than the target award but less than the maximum award, each participant’s target PSU award will be proportionately increased, provided that in no event will a participant receive more than 150% of the target award. If we fail to achieve the “target” amount, each participant’s target PSU award will be proportionally reduced, provided that in no event will a participant receive less than 50% of the target award. PSUs will be earned upon certification by the Compensation Committee of actual performance achievement following the fiscal year-end, subject to specified change of control exceptions. Thereafter, the earned PSUs are subject to time-based vesting and will cliff vest on the third anniversary of the grant date, contingent upon the participant’s continued service to PetSmart.

     The grant date for regular long-term incentive equity awards under the 2006 Equity Incentive Plan is typically the date of the meeting of the Compensation Committee occurring in March. The Compensation Committee has delegated its authority to make off-cycle grants if any, to newly hired or promoted employees other than executive officers to specifically identified executive officers using grant guidelines approved by the Compensation Committee. This practice will continue under the 2011 Equity Incentive Plan.

Fiscal Year 2010 Equity Awards

     In fiscal year 2010, executive officers were granted options to purchase an aggregate of 468,692 shares. Grants to our named executive officers comprised 33.68% of all stock options granted. In granting options under the 2006 Plan, the Compensation Committee takes into account each executive’s responsibilities, relative position at PetSmart, and past grants. From time to time, the Compensation Committee may also approve additional equity awards to executive officers to recognize exceptional performance, the assumption of additional responsibilities, or for retention purposes.

     In March 2010, we also granted the following PSU grants to our named executive officers under the 2006 Plan:

	Minimum	Target	Maximum
Name and Title	Award	Award	Award
Philip L. Francis	16,536	33,071	49,607
Executive Chairman of the Board
Robert F. Moran	16,536	33,071	49,607
President and Chief Executive Officer
Lawrence P. Molloy	5,158	10,315	15,473
Senior Vice President and Chief Financial Officer
David K. Lenhardt	5,158	10,315	15,473
Executive Vice President, Store Operations,
Human Resources, and Information Systems
Joseph D. O’Leary	5,158	10,315	15,473
Executive Vice President, Merchandising, Marketing and Supply Chain

     For fiscal year 2010, the Compensation Committee established EBT as the performance metric for PSUs, and determined the actual achievement against that metric as follows:

			Award
Measure	Target	Actual	Percentage
Earnings before taxes	$341M	$369.9M	150%

     As our actual result exceeded the maximum performance level, each named executive officer received the maximum award for fiscal year 2010.

     In fiscal year 2010, the grant value for Messrs. Francis and Moran were increased by 20% over 2009 values as incentive to continue to grow the company. The grant values for Messrs. Moran, Molloy, and O’Leary are lower than in 2009 when each of them received a larger award than normal values for special retention and reward considerations. As in 2009, in 2010, for executive officers, 58% of the 2010 equity grant value was granted as non-qualified stock options, and 42% of the grant value was the target value of PSUs. The specific equity grants awarded to the named executive officers are set forth in the “Grants of Plan-Based Awards.”

Fiscal Year 2011 Equity Awards

     Equity grants in fiscal year 2011 were made in March 2011. The grant value for Mr. Francis decreased by 21% and Mr. Moran’s grant value was increased by 19% as compared to the value for fiscal year 2010, reflecting the transition of certain responsibilities from Mr. Francis to Mr. Moran. In addition, 60% of the 2011 equity grant value for Messrs. Francis and Moran was granted as non-qualified stock options and 40% of the grant value was the target amount of PSUs, and Mr. Francis’ 2011 stock option grant will cliff vest one year from the date of grant. Grant values for Messrs. Molloy, O’Leary and Lenhardt were increased over the 2010 levels in recognition of their respective increased areas of responsibilities and the future potential impact of their leadership. For all executive officers except Messrs. Francis and Moran, 62% of the 2011 equity grant value was granted as non-qualified stock options, and 38% of the grant value was the target amount of PSUs.

     For fiscal year 2011, the performance criteria for our PSUs is again EBT, and awards will be earned using a performance formula substantially similar to that used in fiscal 2010. In March 2011, we granted the following PSUs to our named executive officers under the 2006 Plan:

	Minimum	Target	Maximum
Name and Title	Award	Award	Award
Philip L. Francis	9,809	19,617	29,426
Executive Chairman of the Board
Robert F. Moran	14,713	29,426	44,139
President and Chief Executive Officer
Lawrence P. Molloy	4,343	8,685	13,028
Senior Vice President and Chief Financial Officer
David K. Lenhardt	5,109	10,217	15,326
Executive Vice President, Store Operations,
Human Resources, and Information Systems
Joseph D. O’Leary	4,854	9,707	14,561
Executive Vice President, Merchandising, Marketing, and Supply Chain

     PSUs for fiscal 2011 will be earned upon certification by the Compensation Committee of actual performance achievement following our 2011 fiscal year-end, subject to specified change of control exceptions. Thereafter, with the exception of Mr. Francis whose grant will vest one year from the date of grant, the earned PSUs are subject to time-based vesting and will cliff vest on the third anniversary of the grant date, contingent upon the participant’s continued service with PetSmart.

     4. Benefits. We provide benefit programs to executive officers and to other employees. The following table generally illustrates such benefit plans and identifies those employees who may be eligible to participate:

Certain Managers
and high-level individual
Benefit Plan	Executive Officers	contributors	Other Full Time Employees
401(k) Plan	✓	✓	✓
Medical/Dental/Vision Plans	✓	✓	✓
Life and Disability Insurance (1)	✓	✓	✓
Employee Stock Purchase Plan	✓	✓	✓
Short Term Incentive Plan (2)	✓	✓	✓
Equity Incentive Plans	✓	✓	Not Offered
Change in Control and Severance Plan (3)	✓	✓	Not Offered
Deferred Compensation Plan (4)	✓	✓	Not Offered
Supplemental Early Retirement Plan	Not Offered	Not Offered	Not Offered
Employee Stock Ownership Plan	Not Offered	Not Offered	Not Offered
Defined Benefit Pension Plan	Not Offered	Not Offered	Not Offered
____________________

(1)	PetSmart provides company-paid Long-Term Disability insurance to eligible full-time employees with a monthly benefit in the amount of 60% of qualified salary to a maximum of $10,000 per month. All of our executive officers receive company-paid Long-Term Disability coverage that provides a monthly benefit of 66 2/3% of qualified salary to a maximum of $15,000 per month.

(2)	PetSmart has two short-term incentive plans the ESTIP and the Short Term Incentive Plan, or STIP. The ESTIP covers our executive officers, while the STIP is for all other eligible employees. The incentive targets and the Company performance metrics for the ESTIP and the STIP are determined by the Compensation Committee at the beginning of each fiscal year based on the position and responsibility of each employee.

(3)	Details of the Executive Change in Control and Severance Benefit Plan may be found in the section below.

(4)	PetSmart has a Deferred Compensation Plan that allows executive officers and designated management-level employees to defer receipt of certain salary and cash bonus payments on a pre-tax basis. The amount deferred under the Deferred Compensation Plan may be indexed to certain approved investment funds. PetSmart matches a percentage of employee deferrals up to a maximum employee deferral of 10% of the salary of the employee. The minimum Company match on eligible employee deferrals is 10% of the deferred salary amount. Additional company match on eligible deferrals of up to 50% of the deferred salary amount may be earned as a function of PetSmart’s overall performance relative to certain pre-tax earnings targets. PetSmart also provides a 401(k) restoration match equal to 50% of the participant’s annual deferral amount in the 401(k) Restoration Account up to 6% of the participant’s annual base salary. We believe perquisites for executive officers should be extremely limited in scope and value. As a result, PetSmart has historically given nominal perquisites. The following table generally illustrates the perquisites we do and do not provide and identifies those employees who may be eligible to receive them:

Types of Perquisites	Executive Officers	Certain Managers	Full Time Employees
Employee Discount	✓	✓	✓
Financial Planning Allowance (1)	✓	✓	Not Offered
Automobile Allowance	Not Offered	Not Offered	Not Offered	(2)
Country Club Memberships	Not Offered	Not Offered	Not Offered
Personal Use of Company Aircraft	Not Offered	Not Offered	Not Offered
Security Services	Not Offered	Not Offered	Not Offered
Dwellings for Personal Use (3)	Not Offered	Not Offered	Not Offered
____________________

(1)	We provide our executive officers with a limited taxable reimbursement allowance for professional services such as financial planning, life insurance, estate planning and tax preparation, which are focused on assisting executive officers in achieving the highest value from their compensation package. See the “Summary Compensation Table” for details regarding actual levels provided to our named executive officers.

(2)	Certain field employees receive reimbursement, in accordance with the Internal Revenue Code, for various costs incurred in connection with utilization of their personal vehicle for business travel that is in addition to typical business expenses.

(3)	We do not provide dwellings for personal use other than short-term temporary housing related to relocation.

Clawback Policy

     In March 2009, management recommended and the Board of Directors approved a clawback policy applicable to our executive officers. The policy provides that in the event an executive officer violates the law or otherwise engages in fraud, intentional misconduct or gross negligence, including the failure to report another person’s acts, that causes or partially causes: (i) materially inaccurate financial statements to be filed with the Securities and Exchange Commission, or (ii) inaccurate operating metrics being used to calculate the size or amount of an award, and the executive officer would have received or been paid a lesser award had the correct operating metrics been used, then the Board of Directors, or a committee thereof, to the extent permitted by applicable law, in their sole discretion may require the reduction, cancellation, forfeiture, or recoupment of a portion or all of any award granted to the executive officer. Awards include: cash incentive bonuses, performance awards and equity incentive awards, including stock options, stock appreciation rights, restricted stock/units and PSUs. The policy is applicable to awards granted to the executive officers after March 2009. In addition, PetSmart will have the right to effect recovery of any amounts realized by an executive officer from the sale of such awards.

Severance and Change in Control Arrangements

     We have entered into agreements with our executive officers providing severance and change in control benefits, the terms of which are described below under “Employment and Severance Arrangements.” We believe these severance and change in control benefits are an essential element of our overall executive compensation package and assist us in recruiting and retaining talented individuals and aligning the executive officer’s interests with the interests of our stockholders.

Change in Control Arrangements

     With respect to a change in control transaction, we provide competitive severance benefits if an executive officer is terminated in connection with the transaction. Cash severance is structured on a “double-trigger” basis, meaning that before an executive officer can receive such severance: (1) a change of control must occur; and (2) three months prior to or within 36 months following the change in control, the executive officer’s employment terminates for good reason or without cause. We also provide “single-trigger” acceleration of 50% of outstanding stock awards and “double-trigger” full acceleration of such awards in the event of a covered termination pursuant to our Executive Change in Control and Severance Benefit Plan.

Severance Arrangements

     We also believe that the other severance benefits described in the section entitled “Employment and Severance Arrangements” are appropriate, particularly with respect to a termination by PetSmart without cause. In that scenario, both PetSmart and the executive officer have a mutually agreed upon severance package that is in place prior to any termination event. We believe this arrangement provides PetSmart with greater flexibility to make a change in executive management if such a change is in the stockholders’ best interests and is consistent with competitive practice.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

     Section 162(m) of the Internal Revenue Code denies a deduction to any public corporation such as PetSmart for compensation paid in a taxable year to certain executive officers to the extent that compensation exceeds $1 million. Compensation exceeding $1 million may be deducted only if it is “performance-based compensation” within the meaning of Section 162(m).

     The ESTIP, the 2006 Plan and the 2011 Plan have been designed in a manner to permit the grant of cash bonus awards and stock options to the named executive officers that qualify as “performance-based compensation.” PetSmart believes that the tax deduction of compensation is an important factor in setting executive compensation policy. PetSmart makes an effort to structure individual compensation and compensation programs to allow it to fully deduct compensation in accordance with Section 162(m). However, if compliance with Section 162(m) conflicts with the PetSmart compensation philosophy, or what is believed to be in the best interests of PetSmart and its stockholders, the Compensation Committee may conclude that paying non-deductible compensation is more consistent with that philosophy and in the best interests of PetSmart and our stockholders. For example, in prior years we approved awards of restricted stock to certain executive officers, including Mr. Francis and Mr. Moran, all subject to four- or three-year cliff vesting. It is likely that any deduction in connection with such awards could be limited by the application of Section 162(m). We believe the awards form an important part of our executive officers’ total compensation and incentive program, notwithstanding the possible application of the Section 162(m) deduction limitation.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is an officer or employee of PetSmart, and none of our executive officers serve as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

D. EXECUTIVE COMPENSATION

     The following table shows for the fiscal years ended January 30, 2011, January 31, 2010, and February 1, 2009, compensation awarded to, paid to, or earned by, each person serving as our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers during fiscal year 2010.

SUMMARY COMPENSATION TABLE

								Change in
								Pension
								Value and
								Nonqualified
								Deferred
						Option	Non-Equity	Compensation	All Other
					Stock Awards	Awards	Incentive Plan	Earnings	Compensation
Name	Year	Salary	Bonus		(1)	(2)	Compensation	(3)	(4)	Total
Philip L. Francis	2010	$998,942	$		$1,050,004	$1,289,988	$2,273,592	$514,107	$119,324	$6,245,957
Executive Chairman	2009	990,769		—	1,030,858	1,173,532	1,605,046	613,747	132,142	5,546,094
of the Board	2008	969,712		—	434,603	1,858,938	360,937	—	124,852	3,749,042

Robert F. Moran	2010	1,038,363			1,050,004	1,289,988	2,363,314	630,698	147,653	6,520,020
President and Chief	2009	903,365		—	1,030,858	1,173,532	1,345,574	740,591	114,206	5,308,126
Executive Officer	2008	745,769		—	312,607	1,390,743	208,187	—	99,786	2,757,092

Lawrence P. Molloy	2010	441,733			327,501	402,352	754,038	—	76,242	2,001,866
Senior Vice President and	2009	424,340		—	643,049	732,059	343,716	8	44,075	2,187,247
Chief Financial Officer	2008	391,394		—	163,749	471,310	72,840	—	184,012	1,283,305

David K. Lenhardt	2010	488,761			327,501	402,352	834,314	259,284	75,659	2,387,871
Executive Vice President	2009	475,573		—	643,049	732,059	385,560	280,582	54,027	2,570,850
Store Operations,	2008	428,088		—	163,749	471,310	79,669	—	48,804	1,191,620
Human Resources and
Information Systems

Joseph O’Leary	2010	488,764			327,501	402,352	834,320	80,819	83,636	2,217,392
Executive Vice President,	2009	460,738		—	643,049	732,059	385,560	62,212	60,455	2,344,073
Merchandising, Marketing	2008	439,569		—	163,749	471,310	81,806	—	60,867	1,217,301
and Supply Chain
____________________

(1)	Represents the aggregate proportionate fair value of shares of restricted common stock granted in 2008 and target amount of PSUs granted in fiscal year 2009 and 2010 based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The discussion of the assumptions used for purposes of calculating the grant date fair value appears in Note 9 of the “Notes to Consolidated Financial Statements” on pages F-19 to F-24 of our Annual Report on Form 10-K for the fiscal year ended January 30, 2011. The maximum value of the PSUs on the 2009 grant date, assuming the highest level of performance condition is achieved, is as follows: Mr. Francis - $1,546,287; Mr. Moran - $1,546,287; Mr. Molloy - $964,574; Mr. Lenhardt - $964,574; Mr. O’Leary - $964,574. In 2009, all of our named executive officers received the maximum number of PSUs as a result of our 2009 performance. The maximum value of the PSUs on the 2010 grant date, assuming the highest level of performance condition is achieved, is as follows: Mr. Francis - $1,575,006; Mr. Moran - $1,575,006; Mr. Molloy - $491,252; Mr. Lenhardt - $491,252; Mr. O’Leary - $491,252. In 2010, all of our named executive officers received the maximum number of PSUs as a result of our 2010 performance.

(2)	Represents the aggregate fair value of stock options granted based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The discussion of the assumptions used for purposes of calculating the grant date fair value appears in Note 9 of the “Notes to Consolidated Financial Statements” on pages F-19 to F-24 of our Annual Report on Form 10-K for the fiscal year ended January 30, 2011.

(3)	Each of the named executive officers incurred losses for fiscal year 2008 under our deferred compensation plans. Please see the section entitled “Nonqualified Deferred Compensation” below.

(4)	The aggregate value of perquisites and other benefits are detailed in the chart below.

Perquisites and other benefits

						Executive
		Deferred			Group	Long Term		Group
		Comp. Plan	DCP 401(k)	401(k)	Term Life	Disability		Insurance				Total All
		Performance-	Restoration	Company	(Imputed	Premium	Exec Choice	Premiums	Executive			Other
Name and Principal Position	Year	based Match	Match	Match	Income)	(c)	(a)	(b)	Physical	Relocation	Dividends	Compensation
Philip L. Francis	2010	$0	$18,541	$6,709	$8,184	$2,137	$40,000	$10,004	$7,886	$—	$25,863	$119,324
Executive Chairman	2009	9,550	21,464	5,161	7,060	1,892	40,000	11,032	12,211	—	23,371	132,142
of the Board	2008	9,750	23,100	6,234	7,155	1,945	40,000	11,889	8,403	—	16,376	124,852

Robert F. Moran	2010	39,900	21,604	7,509	7,515	2,137	40,000	8,671	—	—	20,317	147,653
President and Chief	2009	9,500	23,700	5,991	3,845	1,892	40,000	9,912	—	—	18,915	114,206
Executive Officer	2008	7,500	16,350	6,231	3,523	1,945	40,000	10,761	—	—	13,476	99,786

Lawrence P. Molloy	2010	16,903	11,324	7,392	742	2,137	20,294	9,334	—	—	8,116	76,242
Chief Financial Officer	2009	4,300	6,750	5,765	616	1,892	9,710	10,353	—	—	4,689	44,075
and Senior Vice	2008	3,843	7,421	6,512	554	1,945	468	11,193	2,471	147,700	1,905	184,012
President

David K. Lenhardt	2010	18,514	14,526	7,397	528	2,137	14,129	6,255	1,784	—	10,389	75,659
Executive Vice	2009	4,760	8,130	5,767	446	1,892	14,692	7,212	1,556	—	9,571	54,027
President, Store	2008	4,316	6,798	6,127	401	1,945	13,408	7,833	1,394	—	6,582	48,804
Operations, Human
Resources, and
Information Systems

Joseph D. O’Leary	2010	18,703	13,544	7,397	1,213	2,137	19,275	8,013	1,265	—	12,089	83,636
Executive Vice	2009	4,760	8,130	5,544	1,131	1,892	18,800	9,433	2,913	—	7,851	60,455
President,	2008	4,264	6,642	6,237	1,007	1,945	18,615	10,374	8,418	—	3,365	60,867
Merchandising,
Marketing and
Supply Chain
____________________

(a)	Represents a limited taxable reimbursement for professional services such as financial planning, life insurance, estate planning and tax preparation, which are focused on assisting executive officers in achieving the highest value from their compensation package.

(b)	Represents company-paid premiums for life, medical, dental insurance and short-term disability.

(c)	Through fiscal year 2010, we provided a tax gross up payment to each executive officer to defray the tax liability associated with the imputed income from the long-term disability premium payments paid by us; we will cease this practice in fiscal year 2011.

E. STOCK AWARD GRANTS, EXERCISES AND PLANS

GRANTS OF PLAN-BASED AWARDS

									All Other
									Option
									Awards:	Exercise or	Grant Date
			Estimated Future Payouts Under			Estimated Future Payouts Under			Number of	Base Price	Fair Value of
			Non-Equity Incentive Plan			Equity Incentive Plan			Securities	of Option	Stock and
		Date of	Awards			Awards			Underlying	Awards	Stock Option
	Grant	Corporate	(1)			(2)			Options	($/Sh)	Awards
Name	Date	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)	(4)	(5)
Philip L. Francis	3/23/10	3/23/10	$499,471	$998,942	$2,996,826	16,536	33,071	49,607	159,652	$31.75	$2,339,992
Robert F. Moran	3/23/10	3/23/10	519,182	1,038,363	3,115,089	16,536	33,071	49,607	159,652	31.75	2,339,992
Lawrence P. Molloy	3/23/10	3/23/10	165,650	331,300	993,900	5,158	10,315	15,473	49,796	31.75	729,853
David L. Lenhardt	3/23/10	3/23/10	183,286	366,571	1,099,713	5,158	10,315	15,473	49,796	31.75	729,853
Joseph D. O’Leary	3/23/10	3/23/10	183,287	366,573	1,099,719	5,158	10,315	15,473	49,796	31.75	729,853
____________________

(1)	Represents possible amounts payable under the ESTIP. For fiscal 2010, the Compensation Committee of the Board of Directors selected the following business criteria pursuant to the ESTIP for determining the amount of possible cash bonuses to be awarded to each named executive officer for fiscal year 2010: (a) earnings before taxes, (b) percent increase in comparable store sales, and (c) end-of-year net cash. The Compensation Committee approved the following target bonuses: Philip L. Francis – 100% of salary; Robert F. Moran –100% of salary; Lawrence P. Molloy – 75% of salary; David K. Lenhardt – 75% of salary; and Joseph D. O’Leary – 75% of salary. In addition, the Compensation Committee approved a maximum payment of three times the amount of each named executive officer’s target bonus. Finally, the Compensation Committee approved the following business criteria weightings: – 60% earnings before taxes, 25% comparable store sales growth, and 15% end-of-year net cash. Pursuant to the Executive Change in Control and Severance Benefit Plan (described under “Employment and Severance Arrangements” below), should a participant experience a covered termination either within three months prior to or 36 months following a change in control of PetSmart, cash incentive payments and restricted stock paid in lieu of cash incentive payments under the ESTIP will be paid promptly thereafter.

(2)	Represents a PSU award granted under the 2006 Equity Incentive Plan. Once earned, PSUs cliff vest three years after the grant date. Vesting of some or all PSUs will accelerate: (a) in the event of death, disability or qualified retirement termination, (b) in the event of termination covered by the Executive Change in Control and Severance Benefit Plan, or (c) pursuant to certain employment agreements (please see “Employment and Severance Arrangements” below).

(3)	Represents stock options granted under the 2006 Equity Incentive Plan. Options allow the participant to purchase a share of PetSmart common stock at the fair market value per share of PetSmart common stock on the date of grant. Stock options vest and become exercisable as to 25% of the shares on the yearly anniversary of the date of grant over four years. Vesting of some or all options will accelerate: (a) in the event of death, disability, or a termination covered by the Executive Change in Control and Severance Benefit Plan, or (b) pursuant to certain employment agreements (please see “Employment and Severance Arrangements” below).

(4)	Represents the closing price of our common stock on March 23, 2010, as reported on the NASDAQ Global Select Market.

(5)	The discussion of the assumptions used for purposes of calculating the grant date fair value appears in Note 9 of the “Notes to Consolidated Financial Statements” on pages F-19 to F-24 of our Annual Report on Form 10-K for the fiscal year ended January 30, 2011, and is based on a “target” award of PSUs. In 2010, all of our named executive officers received the maximum number of PSUs as a result of our 2010 performance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
									Equity
									Incentive Plan
									Awards
									Number of	Equity Incentive
		Number of							Unearned	Plan Awards
	Number of	Securities				Number of		Market Value	Shares, Units	Market or Payout
	Securities	Underlying				Shares or Units		of Shares or	or Other	Value of Unearned
	Underlying	Unexercised				of Stock That		Units of Stock	Rights That	Shares, Units or
	Unexercised	Options		Option	Option	Have Not		That Have Not	Have Not	Other Rights That
	Options	Unexercisable		Exercise	Expiration	Vested		Vested	Vested	Have Not Vested
Name	Exercisable	(2)		Price	Date	(2)		(6)	(2)	(6)
Philip L. Francis	95,000	—		$30.20000	2/2/2015	—		—	—	$—
	82,509	27,504	(1)	31.36000	2/5/2014	—		—	—	—
	—	130,914	(1)	18.97000	3/9/2015	—		—	—	—
	—	15,000	(1)	18.97000	3/9/2015	—		—	—	—
	—	132,354	(1)	16.69000	3/8/2016	—		—	—	—
	—	159,652	(1)	31.75000	3/22/2017	—		—	—	—
	—	—		—	—	26,786	(3)	$1,075,994	—	—
	—	—		—	—	22,910	(3)	920,295	—	—
	—	—		—	—	92,648	(4)	3,721,670	—	—
	—	—		—	—	—		—	49,607 (5)	1,992,713

Robert F. Moran	130,991	—		9.00000	12/10/2011	—		—	—	—
	25,000	—		10.55000	2/5/2012	—		—	—	—
	100,000	—		12.95000	3/24/2012	—		—	—	—
	120,000	—		14.88000	2/4/2013	—		—	—	—
	87,500	—		23.42000	2/4/2014	—		—	—	—
	81,000	—		30.20000	2/2/2015	—		—	—	—
	95,000	—		24.04000	2/5/2013	—		—	—	—
	68,160	27,720	(1)	31.36000	2/5/2014	—		—	—	—
	94,163	94,164	(1)	18.97000	3/9/2015	—		—	—	—
	15,000	15,000	(1)	18.97000	3/9/2015	—		—	—	—
	44,117	132,354	(1)	16.69000	3/8/2016	—		—	—	—
	—	159,652	(1)	31.7500	3/22/2017	—		—	—	—
	—	—		—	—	22,003	(3)	883,861	—	—
	—	—		—	—	16,479	(3)	661,961	—	—
	—	—		—	—	92,648	(4)	3,721,670	—	—
	—	—		—	—	—		—	49,607 (5)	1,992,713

Lawrence P. Molloy	23,275	7,759	(1)	31.90000	9/29/2014	—		—	—	—
	36,994	36,995	(1)	18.97000	3/9/2015	—		—	—	—
	27,521	82,563	(1)	16.69000	3/8/2016	—		—	—	—
	—	49,795	(1)	31.75000	3/22/2017	—		—	—	—
	—	—		—	—	9,404	(3)	377,759	—	—
	—	—		—	—	8,632	(3)	346,747	—	—
	—	—		—	—	57,794	(4)	2,321,585	—	—
	—	—		—	—	—		—	15,473 (5)	621,550

	Option Awards					Stock Awards
									Equity
									Incentive Plan
									Awards
									Number of	Equity Incentive
		Number of							Unearned	Plan Awards
	Number of	Securities				Number of		Market Value	Shares, Units	Market or Payout
	Securities	Underlying				Shares or Units		of Shares or	or Other	Value of Unearned
	Underlying	Unexercised				of Stock That		Units of Stock	Rights That	Shares, Units or
	Unexercised	Options		Option	Option	Have Not		That Have Not	Have Not	Other Rights That
	Options	Unexercisable		Exercise	Expiration	Vested		Vested	Vested	Have Not Vested
Name	Exercisable	(2)		Price	Date	(2)		(6)	(2)	(6)
David K. Lenhardt	75,000	—		10.55000	2/5/2012	—		—	—	—
	60,000	—		14.88000	2/4/2013	—		—	—	—
	42,500	—		23.42000	2/4/2014	—		—	—	—
	30,000	—		30.20000	2/2/2015	—		—	—	—
	35,000	—		24.04000	2/5/2013	—		—	—	—
	23,676	7,893	(1)	31.36000	2/5/2014	—		—	—	—
	36,994	36,995	(1)	18.97000	3/9/2015	—		—	—	—
	27,521	82,563	(1)	16.69000	3/8/2016	—		—	—	—
	—	49,796	(1)	31.75000	3/22/2017	—		—	—	—
	—	—		—	—	9,566	(3)	384,266	—	—
	—	—		—	—	8,632	(3)	346,747	—	—
	—	—		—	—	57,794	(4)	2,321,585	—	—
	—	—		—	—	—		—	15,473 (5)	621,550

Joseph D. O’Leary	35,000	—		$25.39000	9/4/2013	—		—	—	$—
	23,676	7,893	(1)	31.36000	2/5/2014	—		—	—	—
	—	36,995	(1)	18.97000	3/9/2015	—		—	—	—
	—	82,563	(1)	16.69000	3/8/2016	—		—	—	—
	—	49,796	(1)	31.75000	3/22/2017	—		—	—	—
	—	—		—	—	9,566	(3)	384,266	—	—
	—	—		—	—	8,632	(3)	346,747	—	—
	—	—		—	—	57,794	(4)	2,321,585	—	—
	—	—		—	—	—		—	15,473 (5)	621,550
____________________

(1)	Stock options vest and become exercisable as to 25% of the shares on the yearly anniversary of the date of grant over four years.

(2)	Vesting of some or all options will accelerate: (a) in the event of death, disability, or a termination covered by the Executive Change in Control and Severance Benefit Plan, or (b) pursuant to certain employment agreements (please see “Employment and Severance Arrangements” below).

(3)	Shares of restricted common stock cliff vest after four years.

(4)	These amounts represent PSU awards actually earned under our 2009 Performance Share Unit Program. These awards will cliff vest on March 9, 2012, the third anniversary of the grant date.

(5)	These amounts represent the maximum PSU awards that could have been earned in 2010 under our 2010 Performance Share Unit Program, as certification had not yet occurred as of our fiscal year end. These awards will cliff vest on March 23, 2013, the third anniversary of the grant date. The performance period ended at the end of fiscal year 2010, and certification was completed on March 22, 2011. Actual award amounts earned were the maximum amounts.

(6)	Calculated by multiplying the number of shares of restricted common stock or PSUs, as the case may be, by the closing price ($40.17) of PetSmart’s common stock on January 28, 2011, the last trading day before the end of our 2010 fiscal year, as reported on the NASDAQ Global Select Market.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on	on Exercise	Acquired on	on Vesting
Name	Exercise	(1)	Vesting	(2)
Philip L. Francis	785,656	$11,971,305	35,000	$1,037,400
Robert F. Moran	275,000	6,992,750	30,000	889,200
Lawrence P. Molloy	—	—	—	—
David K. Lenhardt	5,000	178,900	17,000	513,230
Joseph D. O’Leary	64,515	1,293,294	12,000	409,680
____________________

(1)	The value realized on exercise is based on the closing price of our common stock on the exercise date as reported on the NASDAQ Global Select Market less the aggregate exercise price. The value realized was determined without considering any taxes that may have been owed. The exercise price of each stock option was equal to the closing price of our common stock as reported on the NASDAQ Global Select Market for the date of grant or, in certain instances, the last trading day prior to the date of grant.

(2)	The value realized on vesting of stock awards represents the closing price of our common stock on the vesting date of the restricted stock award as reported on the NASDAQ Global Select Market, or in certain instances, the last trading day prior to the vest date.

NONQUALIFIED DEFERRED COMPENSATION

		Registrant	Aggregate		Aggregate
	Executive	Contributions	earnings in	Aggregate	balance at
	Contribution	in Last FY	last FY	withdrawals/	last FYE
Name	in Last FY	(1)	(2)	distributions	(3)
Philip Francis	$37,082	$31,414	$514,107	$—	$3,206,524
Robert F. Moran	281,603	33,650	630,698	—	3,952,992
Lawrence P. Molloy	124,520	11,050	—	—	265,516
David K. Lenhardt	77,929	12,890	259,284	—	1,606,563
Joseph D. O’Leary	414,009	12,890	80,819	—	970,490
____________________

(1)	Amounts in this column are reflected in the “All Other Compensation” column in the “Summary Compensation Table” and are comprised of Performance-Based Match and 401(k) Restoration Match. Please see footnote 4 to the “Summary Compensation Table.”

(2)	As the amounts in this column represent gains they have been excluded from the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the “Summary Compensation Table.”

(3)	Amounts in this column previously were reported as compensation to the named executive officer in the “Summary Compensation Table” for prior years.

Nonqualified Deferred Compensation Plans

General

     We maintain the PetSmart, Inc. Amended and Restated Deferred Compensation Plan, or Frozen Deferred Compensation Plan, and the PetSmart, Inc. 2005 Deferred Compensation Plan, or the 2005 Deferred Compensation Plan and collectively, the Deferred Compensation Plans. The Frozen Deferred Compensation Plan was established effective as of March 26, 2002, and its terms govern amounts that were earned and vested by participants as of December 31, 2004 (and any earnings on such amounts). No further deferrals or contributions may be made under the Frozen Deferred Compensation Plan as of December 31, 2004. The 2005 Deferred Compensation Plan was established effective after January 1, 2005, and its terms govern all amounts that were deferred by participants or other contributions to participants’ accounts by PetSmart on or after January 1, 2005, (and any earnings on such amounts).

     The Deferred Compensation Plans are non-tax-qualified, unfunded and unsecured deferred compensation plans that are intended to provide a select group of management and highly compensated employees (including executive, senior and corporate officers) and directors the opportunity to defer receipt and taxation of certain forms of compensation.

Compensation Eligible for Deferral and Company Contributions

     The 2005 Deferred Compensation Plan allows participants to defer the following amounts: (i) up to 75% of annual base salary; (ii) up to 100% of bonus or incentive compensation that is payable in cash; (iii) up to 100% of directors’ fees that are payable in cash; (iv) 100% of any annual 401(k) plan refund offset amounts (amounts that may be refunded to participants from the PetSmart’s 401(k) plan as a result of certain nondiscrimination testing); and (v) 100% of any annual 401(k) plan reduction amounts (amounts that participants may not be able to defer under our 401(k) plan as a result of certain nondiscrimination testing); and (vi) 100% of any 401(k) excess compensation amounts (amounts that participants may not be able to defer under our 401(k) plan as a result of certain annual compensation limits). The same types of compensation were permitted to be deferred under the Frozen Deferred Compensation Plan, with the exception of the 401(k) excess compensation amount which was added by a plan amendment effective January 1, 2011.

     Under the 2005 Deferred Compensation Plan, we may contribute to participants’ accounts annual 401(k) plan restoration matching contributions that are intended to provide participants with amounts that were not able to be made as matching contributions under our 401(k) plan due to certain nondiscrimination requirements. In addition, we may contribute to participants’ accounts annual performance-based matching amounts (up to 10% of annual base salary) that are contingent on our achievement of certain pre-tax earnings targets established by the Compensation Committee of the Board. The Frozen Deferred Compensation Plan also provided for 401(k) plan restoration matching contributions and performance-based matching amounts.

     Participants are fully vested in all amounts deferred or credited to their accounts under the Deferred Compensation Plans, except that any 401(k) plan restoration matching contributions and performance-based matching amounts become fully vested only after participants have completed five years of service with PetSmart. However, in the event of a participant’s retirement, disability, death during employment or a change in control of PetSmart, all amounts become immediately and fully vested. In the event that any benefits provided to a participant under the Deferred Compensation Plans constitute “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, benefits will be provided to the participant either in full or to a lesser extent that would result in no portion of the benefits being subject to the excise tax, whichever of such amounts, when taking into account the excise tax and all other applicable taxes, would result in the participant’s receipt of the greatest amount of benefits on an after-tax basis.

Earnings

     Account balances under the Deferred Compensation Plans are credited with investment earnings (or losses) based on the performance of certain measurement funds selected by participants. The measurement funds offered under the Deferred Compensation Plans are selected by the 401(k)/Deferred Compensation Administrative Committee and may change from time to time. As of December 31, 2010, the measurement funds offered under the Deferred Compensation Plans are as follows (with 2010 annual rates of return indicated for each): Nationwide NVIT Money Market Fund (0%); PIMCO VIT Total Return Fund (8.11%); Fidelity VIP Equity Income Fund (15.09%); Dreyfus Stock Index Fund (14.84%); Fidelity VIP Contrafund (17.11%); Fidelity VIP Overseas (12.99%); Goldman VIT Mid Cap Value Fund (25.00%); Nationwide VIT MidCap Index Fund (26.20%); Invesco V.I. Capital Development Fund (18.78%); Royce Micro Cap Fund (29.96%); Dreyfus Small Cap Index Fund (25.83%); and MFS VIT Value – SC (11.22%). Participants may change their investment selections prospectively on a daily basis.

Distributions and Withdrawals

     Timing of Distributions and Withdrawals. In general, distributions and withdrawals are permitted on dates pre-selected by participants or upon certain other events. In the case of the Frozen Deferred Compensation Plan, distribution elections in effect on December 31, 2004 will remain in effect, subject to the ability of a participant to change such elections as provided in the Frozen Deferred Compensation Plan. In the case of the 2005 Deferred Compensation Plan, the time and manner of making and changing elections is governed by Section 409A of the Internal Revenue Code. Distribution events include:
  Termination of employment (including retirement);

  Change in control of PetSmart (2005 Deferred Compensation Plan only);

  Death;

  Disability;

  Unforeseen financial emergency, as determined by the 401(k)/Deferred Compensation Administrative Committee; and

  In the case of the Frozen Deferred Compensation Plan only, a participant may elect to withdraw his or her entire account balance at any time, as determined by the 401(k)/Deferred Compensation Administrative Committee, less a 10% withdrawal penalty.
Limitations on distributions elections:
  Under the 2005 Deferred Compensation Plan, amounts attributable to our 401(k) plan restoration matching contributions or performance-based matching amounts (except for installments payable upon retirement) will only be paid upon the earliest to occur of death, disability, termination of employment or retirement.

  In accordance with Section 409A of the Internal Revenue Code, all distributions under the 2005 Deferred Compensation Plan that are payable to certain “specified employees” upon a separation from service with the Company will be delayed for at least six months following separation.

  A participant may elect to receive a distribution of amounts in his or her account under the Deferred Compensation Plans (other than any amounts attributable to 401(k) plan refund offset or reduction amounts, 401(k) plan restoration matching contributions and performance-based matching amounts) on a date designated by the participant, provided that such date is at least three plan years after the end of the plan year in which the amount is deferred.
     Form of Distribution or Withdrawal. In general, permitted distributions or withdrawals may be made in the form of either a lump sum distribution or in installments as pre-selected by the participants subject to a number of restrictions and limitations. Some of the more material limitations are as follows:
  Under the Deferred Compensation Plans, amounts that are payable upon retirement may be made in the form of a lump sum or in installments not to exceed fifteen years.

  Under the 2005 Deferred Compensation Plan, amounts payable upon termination of employment (prior to retirement, death or disability) may be made in two annual installments if the account balance exceeds $100,000 or in a lump sum if the account balance is $100,000 or less.

  Under the Frozen Deferred Compensation Plan, amounts payable upon termination of employment (prior to retirement, death or disability) may be made in a lump sum or installments of up to five years if the account balance is $50,000 or more, or in a lump sum if the account balance is less than $50,000.

  If a participant dies before he or she retires, terminates employment or incurs a disability, the participant’s beneficiary will receive a benefit equal to the participant’s account balance. Any such benefit under the 2005 Deferred Compensation Plan will be paid in the form of a lump sum, while any such benefit under the Frozen Deferred Compensation Plan will be paid in the form of a lump sum if the amount is less than $50,000, or in a lump sum or installments of up to five years if the amount is $50,000 or more.

  If a participant becomes disabled before his or her account balance under the Deferred Compensation Plans has been fully distributed, the remaining amount will be distributed in a lump sum.

  To the extent permitted by Section 409A of the Internal Revenue Code, upon a change in control of PetSmart, participants’ account balances under the 2005 Deferred Compensation Plan will be immediately paid in a lump sum.

F. PROPOSAL FOUR

ADVISORY VOTE CONCERNING EXECUTIVE COMPENSATION

     The Board recognizes that providing stockholders with an advisory vote on executive compensation may produce useful information on investor sentiment with regard to our executive compensation programs. As a result, our Board is providing stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to endorse or not endorse our fiscal 2010 executive compensation philosophy, programs and policies and the compensation paid to the named executive officers. The proposal also is in accordance with recently enacted legislation in the U.S. Congress (the Dodd-Frank Wall Street Reform and Consumer Protection Act—the “Dodd-Frank Act”), which requires that companies include an advisory (non-binding) vote on executive compensation at certain stockholder meetings held on or after January 21, 2011.

     As discussed in the Compensation Discussion and Analysis and Compensation Committee Report, our compensation principles and underlying programs are designed to attract, motivate and retain key executives who are crucial to our long-term success. The compensation paid to our named executive officers reflects our commitment to pay for performance. The majority of our named executive officers’ compensation is made in the form of long-term equity awards that incentivize management to achieve results to the mutual benefit of shareholders and management. Moreover, a significant portion of our named executive officers’ cash compensation is paid in the form of annual performance bonuses under the ESTIP, which are paid only if we achieve defined performance measures established by the Compensation Committee. In addition, we recognize that a strong governance framework is essential to an effective executive compensation program. The framework and executive compensation philosophy are established by an independent Compensation Committee that is advised by an independent consultant. The following items reflect our commitment to pay for performance, shared ownership principles and alignment with long-term stockholder interests, and to maintain a strong executive compensation governance framework:
  Variable compensation is heavily weighted on long-term incentives to align compensation with sustained stockholder returns. In fiscal 2010, one hundred percent of long-term incentive awards for named executive officers were performance-based equity (stock options and PSUs).

  Incentive plans that are based upon ESTIP targets that are approved by the Compensation Committee at the beginning of the applicable performance period, and include a minimum profitability (EBT) threshold.

  The peer group of companies used to benchmark executive compensation levels is carefully and objectively selected by the Compensation Committee.

  A robust share ownership and retention policy.

  An expansive pay recoupment policy to claw back compensation earned as a result of fraudulent or illegal conduct.

  An insider trading policy that prohibits speculative and hedging transactions in the company's securities.

  “Double-triggers” for named executive officers to receive bonus and stock option benefits and acceleration of 50% of outstanding stock awards in the event of a change-of-control transaction.
     Pursuant to the requirements of the Dodd-Frank Act, the Board proposes that the stockholders approve the following resolution concerning executive compensation.

     RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

     The advisory vote is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes present (in person or by proxy) at the Annual Stockholder’s Meeting. Although the vote is non-binding, our Board and the Compensation Committee will review the voting results when making future decisions about executive compensation programs.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL

G. PROPOSAL FIVE

ADVISORY VOTE CONCERNING THE FREQUENCY OF THE EXECUTIVE COMPENSATION VOTE

     The Dodd-Frank Act also requires us to include, at least once every six years, an advisory vote regarding how often stockholders wish to cast the advisory (non-binding) vote on the compensation of our named executive officers. In casting their advisory (non-binding) vote, stockholders may choose among four options: (1) one year, (2) two years, (3) three years or (4) abstain.

     The Board believes that an annual vote is the most appropriate alternative for the Company. In formulating its recommendation, the Board considered that an advisory vote on executive compensation every year will allow our stockholders to provide us with frequent, direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement. Setting a one year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for the company to obtain information on stockholder sentiment about our executive compensation philosophy.

     You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, or three years, or “abstain” from voting on this proposal. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Like the advisory vote on executive compensation, the advisory vote on the frequency of such vote is non-binding. However, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering what is in the best interests of the stockholders and PetSmart concerning the frequency of the advisory say on pay vote on the compensation of our named executive officers.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF “1 YEAR” ON
PROPOSAL 5

H. EMPLOYMENT AND SEVERANCE ARRANGEMENTS

Employment Agreements

     We have entered into employment agreements or offer letters with our executive officers that provide for an annual salary and performance incentive payout to be determined from time to time by the Board of Directors, at its discretion, and participation in our employee benefit programs. The agreements also provide for a grant of options to purchase shares of Common stock under our stock option plans at an exercise price equal to the fair market value of the common stock on the date of grant in accordance with our standard vesting policy.

     We have entered into amended and restated employment agreements with Philip L. Francis, our Executive Chairman, and Robert F. Moran, our President and Chief Executive Officer, dated September 24, 2008. Under the terms of such agreements, in addition to the severance and change in control benefits provided under our Executive Change in Control and Severance Benefit Plan (detailed below), if either Mr. Francis’ or Mr. Moran’s employment is terminated without cause, or either is constructively terminated, the vesting of all equity awards then held by Mr. Francis or Mr. Moran, as the case may be, shall continue for one year following such termination, and subject to certain exceptions, any outstanding stock option and stock appreciate rights will remain exercisable for up to a 15-month period following such termination. Additionally, if either Mr. Francis’ or Mr. Moran’s employment is terminated due to death or total disability, Mr. Francis or Mr. Moran, as the case may be, shall receive a lump sum payment of 100% of his annual base salary plus the base salary for the remainder of the month in which the termination occurs, immediate full vesting of all equity awards, and up to 12-months of COBRA premium payments for the executive and any eligible dependents. Mr. Francis and Mr. Moran’s amended and restated employment agreements also provide that if the change in control benefits provided under our Executive Change in Control and Severance Benefit Plan are reduced in the future from those benefits detailed below, Mr. Francis and Mr. Moran will receive the greater benefits as currently in effect under the Executive Change in Control and Severance Benefit Plan.

Executive Change in Control and Severance Benefit Plan

     In March 2003, we adopted an Executive Change in Control and Severance Benefit Plan for certain of our executive officers and other officers to provide certain severance benefits and/or certain benefits upon a change in control. In September 2008, the plan was amended to conform to the technical requirements of Section 409A of the Internal Revenue Code. The lump-sum salary payment factors and other benefits available under the plan were established in consultation with an independent executive compensation consultant retained by the Committee after a review and analysis of the type and level of benefits offered to comparable executives of our peer group companies at the time the plan was adopted. “Change in Control” is generally defined as: (i) a sale or other disposition of all or substantially all of the PetSmart’s assets; (ii) the direct or indirect acquisition by a party of securities representing 25% or more of the combined voting power PetSmart’s then-outstanding shares; (iii) a merger, consolidation or similar transaction involving PetSmart after which our stockholders immediately prior to the transaction do not own more than 75% of the PetSmart’s voting securities; or (iv) a change within a two year period of a majority of our directors who were in office at the beginning of such period (unless two-thirds of such directors have approved the new directors).

     Upon a change in control, the plan provides that:
  50% of all outstanding stock awards for the executive officers will immediately vest, and the remaining outstanding stock awards will vest on the earliest of: (1) a termination that is covered by the plan; (2) normal vesting; or (3) the passage of three years from the change in control; and

  the executive officer will, subject to certain exceptions, have at least a 12-month period to exercise his or her options following a change in control.

     Upon an involuntary termination without cause or constructive termination that is covered by the plan (whether or not in connection with a change in control), the plan provides:
  for a lump sum salary payment equal to a factor multiplied by the greater of: (1) the executive officer’s current monthly salary multiplied by 12; or (2) the greatest amount of base salary received in any 12-month period within the prior three years. The factors are as follows:
Executive Chairman	2.0
Chief Executive Officer	2.0
Executive/Senior Vice President	1.5
Vice President	1.0

     Such payment may be reduced in the event the executive officer is employed with PetSmart for less than 12 months; and
  that the executive officer will be entitled (but not obligated) to continue health care coverage, life insurance coverage, outplacement benefits, and other enumerated executive benefits with PetSmart. PetSmart will continue to subsidize the portion of the premiums and benefits payable on account of the executive officer for 1.0 to 2.0 years (one year in the case of outplacement benefits or, in the case of health care coverage, until the executive officer obtains coverage from another source).
     Upon a covered termination within three months prior to or within 36 months following a change in control, the plan provides:
  for a lump sum bonus payment equal to a factor (shown above) multiplied by the sum of the largest amount of any cash incentive payouts (including certain restricted stock or restricted stock units paid in lieu of cash incentive payouts) that were paid to the executive officer during any consecutive 12-month period in the three years immediately preceding the change in control.
     In the event the executive officer is subject to the “golden parachute” excise tax under Section 4999 of the Internal Revenue Code in connection with any payment under the plan, we will provide a gross-up payment to offset the financial impact of such tax to the executive officer. The Company will amend the Executive Change in Control and Severance Benefit Plan in 2011 to eliminate this gross-up payment benefit for executives and officers invited to participate in the plan following such amendment.

     As a condition of receiving these severance benefits, our executive officers will be required to sign a release of claims and confirm their existing post-termination obligations regarding keeping confidential our proprietary information; refraining from soliciting our employees, other service providers, or suppliers for a limited period of time; and/or not competing with PetSmart for a limited period of time.

     In addition, pursuant to our 2003 Equity Incentive Plan, 2006 Equity Incentive Plan, and the proposed 2011 Equity Incentive Plan, in the event of a change in control in which any surviving corporation does not assume or continue outstanding stock awards, then with respect to stock awards held by persons then performing services as employees, directors, or consultants, the time during which such stock awards may be exercised shall be accelerated and the stock awards terminated if not exercised prior to such event.

Non-Compete Agreements

     Each executive officer has entered into a non-compete agreement that prohibits such executive officer from competing with us for a period of one year after termination of his or her employment with PetSmart.

Retirement, Disability and Death Benefits

     Our executive officers are not generally entitled to any special benefits upon retirement, of disability or death, except as follows, and the Board of Directors has broad flexibility pursuant to the terms of our equity incentive plans to establish or change from time to time the terms of any stock award granted thereunder, including terms related to death, disability and retirement:

Retirement

     The vesting of restricted stock and PSUs granted under the 2006 Equity Incentive Plan will accelerate in the event of a retirement termination, which occurs when an eligible retiree terminates service with PetSmart pursuant to their voluntary cessation of employment, but only if: (i) such voluntary cessation has been designated by PetSmart, in our sole discretion, as a retirement, (ii) PetSmart determines that such resignation is not detrimental to it, and (iii) the employee enters into a non-competition agreement in a form acceptable to PetSmart. An employee is an eligible retiree if, at the time of their cessation of employment, they are: (1) an employee, (2) at least 55 years of age, and (3) have been continuously employed by PetSmart during the five-year period ending on the date of their termination. Upon an eligible retirement termination, vesting of unvested restricted stock and PSUs on the retirement date will accelerate to the retirement date as follows. For each grant of restricted stock or PSUs, the number of unvested restricted shares and PSUs in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested shares and PSUs will vest as of the retirement date.

     With respect to stock options, in the event of a retirement termination: (i) vested stock options outstanding for at least six months on the retirement date will remain exercisable until the earlier of the original option expiration date or the third anniversary of the retirement date (provided this will not apply to options outstanding as of the end of fiscal year 2010 and held by executive officers who were retiree eligible as of the end that fiscal year); and (ii) unvested stock options granted in fiscal year 2011 or later that are outstanding for at least six months on the retirement date will continue to vest during the three-year period after the retirement date, and will be exercisable until the earlier of the original expiration date or the third anniversary of the retirement date (provided this will not apply to option grants to executive officers who were retiree eligible as of the end of fiscal year 2010).

Death or Disability

     PetSmart provides company-paid long-term disability insurance to eligible full-time employees with a monthly benefit in the amount of 60% of qualified salary to a maximum of $10,000 per month. All of our executive officers receive company-paid long-term disability coverage that provides a monthly benefit of 66 2/3% of qualified salary to a maximum of $15,000 per month.

     If an employee dies or becomes disabled while employed by PetSmart, vesting of unvested: (i) restricted stock, and (ii) PSUs, will accelerate to the date of death or disability as follows. For each grant of restricted stock or PSUs, the number of unvested restricted shares and PSUs in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares and PSUs will vest as of the date of death or disability. All unvested stock options will immediately vest as of the date of death or disability, and all vested stock options, including those whose vesting is accelerated as described above, shall be exercisable until the earlier of the third anniversary of the date of death or disability or the fixed expiration date of the original option term.

Benefits Derived from a Departure

Philip L. Francis

     The following table describes the potential payments to Mr. Francis upon his retirement, disability, death and termination without good cause, or constructive termination, if applicable, both in connection with a change in control and not in connection with a change in control, as if such event had occurred on January 30, 2011:

					Stock		Restricted Stock		Performance				Excise Tax
Type of Event	Salary		Bonus		Options		Awards		Share Units		Benefits		Gross-Up
Termination with Cause	$—		$—		$—		$—		$—		$—		$—
Termination without Good
Cause or Constructive
Termination	2,000,000	(1)	—		3,160,933	(2)	1,075,994	(3)	—		80,542	(4)	—
Termination in connection with
Change in Control (14)	2,000,000	(1)	4,547,184	(5)	7,787,629	(6)	1,996,288	(7)	5,714,343	(8)	80,542	(4)	—
Retirement	—		—		—		1,705,458	(9)	2,827,885	(10)	—		—
Disability	—		—		7,787,629	(6)	1,996,288	(7)	5,714,343	(8)	13,729	(11)	—
Death	1,000,000	(12)	—		7,787,629	(6)	1,996,288	(7)	5,714,343	(8)	8,559	(13)	—

____________________

(1)	Represents Mr. Francis’s base salary as of January 30, 2011 multiplied by 2.0.

(2)	Represents the value of stock options as of January 30, 2011, that would continue to vest for one year following the termination calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(3)	Represents the value of all unvested restricted stock awards as of January 30, 2011, that would continue to vest for one full year following the termination calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(4)	Represents the value of healthcare coverage, life insurance, outplacement benefits and the enumerated benefits for two years.

(5)	Represents Mr. Francis’s largest incentive bonus for the previous three years prior to January 30, 2011 multiplied by 2.0.

(6)	Represents the value of all the unvested stock options as of January 30, 2011, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(7)	Represents the value of the unvested restricted stock awards as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal 2010).

(8)	Represents the value of all unvested PSUs as of January 30, 2011 that would accelerate vest, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(9)	Represents the value of the prorated restricted stock awards as of January 30, 2011, that would accelerate vest, based on the completed number of months of service, calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(10)	Represents the value of the prorated PSUs as of January 30, 2011 that would accelerate vest based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (last trading day of fiscal year 2010).

(11)	Represents up to 12 months of COBRA premium payments for Mr. Francis and his eligible dependents.

(12)	Represents Mr. Francis’s base salary as of January 30, 2011.

(13)	Represents up to 12 months of COBRA premium payments for Mr. Francis’s eligible dependents.

(14)	Under these circumstances, the officer is entitled to accelerated vesting notwithstanding continuation of employment. Please see footnotes (6), (7) and (8) above.

Robert F. Moran

     The following table describes the potential payments to Mr. Moran upon his retirement, disability, death and termination without good cause, or constructive termination, if applicable, both in connection with a change in control and not in connection with a change in control, as if such event had occurred on January 30, 2011:

					Stock		Restricted Stock		Performance				Excise Tax
Type of Event	Salary		Bonus		Options		Awards		Share Units		Benefits		Gross-Up
Termination with Cause	$—		$—		$—		$—		$—		$—		$—
Termination without Good
Cause or Constructive
Termination	2,100,000	(1)	—		2,729,260	(2)	883,861	(3)	—		69,990	(4)	—
Termination in connection with
Change in Control (15)	2,100,000	(1)	4,726,628	(5)	6,966,382	(6)	1,545,822	(7)	5,714,343	(8)	69,990	(4)	8,047,496 (9)
Retirement	—		—		—		1,334,367	(10)	2,827,885	(11)	—		—
Disability	—		—		6,966,382	(6)	1,545,822	(7)	5,714,343	(8)	14,341	(12)	—
Death	1,050,000	(13)	—		6,966,382	(6)	1,545,822	(7)	5,714,343	(8)	8,825	(14)	—
____________________

(1)	Represents Mr. Moran’s base salary as of January 30, 2011 multiplied by 2.0.

(2)	Represents the value of stock options as of January 30, 2011, that would continue to vest for one year following the termination calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(3)	Represents the value of all unvested restricted stock awards as of January 30, 2011, that would continue to vest for one full year following the termination calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(4)	Represents the value of healthcare coverage, life insurance, outplacement benefits and the enumerated benefits for two years.

(5)	Represents Mr. Moran’s largest incentive bonus for the previous three years prior to January 30, 2011, multiplied by 2.0.

(6)	Represents the value of all the unvested stock options as of January 30, 2011, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(7)	Represents the value of the unvested restricted stock awards as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(8)	Represents the value of all unvested PSUs as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(9)	Represents the cash payment that would be paid to Mr. Moran to offset tax payments that would be owed by Mr. Moran pursuant to Section 4999 of the Code.

(10)	Represents the value of the prorated restricted stock awards as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(11)	Represents the value of all prorated PSUs as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(12)	Represents up to 12 months of COBRA premium payments for Mr. Moran and his eligible dependents.

(13)	Represents Mr. Moran’s base salary as of January 30, 2011.

(14)	Represents up to 12 months of COBRA premium payments for Mr. Moran’s eligible dependents.

(15)	Under these circumstances, the officer is entitled to accelerated vesting notwithstanding continuation of employment. Please see footnotes (6), (7) and (8) above.

Lawrence P. Molloy

     The following table describes the potential payments to Mr. Molloy upon his retirement, disability, death and termination without good cause, or constructive termination, if applicable, both in connection with a change in control and not in connection with a change in control, as if such event had occurred on January 30, 2011:

					Stock		Restricted Stock		Performance				Excise Tax
Type of Event	Salary		Bonus		Options		Awards		Share Units		Benefits		Gross-Up
Termination with Cause	$—		$—		$—		$—		$—		$—		$—
Termination without Good
Cause or Constructive
Termination	667,240	(1)	—		—		—		—		47,237	(2)	—
Termination in connection with
Change in Control (10)	667,240	(1)	1,131,057	(3)	3,206,322	(4)	724,506	(5)	2,943,095	(6)	47,237	(2)	4,229,070 (7)
Retirement	—		—		—		—		—		—		—
Disability	—		—		3,206,322	(4)	615,485	(8)	1,591,415	(9)	—		—
Death	—		—		3,206,322	(4)	615,485	(8)	1,591,415	(9)	—		—
____________________

(1)	Represents Mr. Molloy’s base salary as of January 30, 2011 multiplied by 1.5.

(2)	Represents the value of healthcare coverage, life insurance, outplacement benefits and the enumerated benefits for 18 months.

(3)	Represents Mr. Molloy’s largest incentive bonus for the previous three years prior to January 30, 2011 multiplied by 1.5.

(4)	Represents the value of all the unvested stock options as of January 30, 2011, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(5)	Represents the value of the unvested restricted stock awards as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(6)	Represents the value of all unvested PSUs as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(7)	Represents the cash payment that would be paid to Mr. Molloy to offset tax payments that would be owed by Mr. Molloy pursuant to Section 4999 of the Code.

(8)	Represents the value of unvested restricted stock as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(9)	Represents the value of unvested PSUs as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(10)	Under these circumstances, the officer is entitled to accelerated vesting notwithstanding continuation of employment. Please see footnotes (4), (5) and (6) above.

David K. Lenhardt

     The following table describes the potential payments to Mr. Lenhardt upon his retirement, disability, death and termination without good cause, or constructive termination, if applicable, both in connection with a change in control and not in connection with a change in control, as if such event had occurred on January 30, 2011:

					Stock		Restricted Stock		Performance				Excise Tax
Type of Event	Salary		Bonus		Options		Awards		Share Units		Benefits		Gross-Up
Termination with Cause	$—		$—		$—		$—		$—		$—		$—
Termination without Good
Cause or Constructive
Termination	738,276	(1)	—		—		—		—		44,402	(2)	—
Termination in connection with
Change in Control (10)	738,276	(1)	1,251,471	(3)	3,211,693	(4)	731,014	(5)	2,943,095	(6)	44,402	(2)	3,741,369 (7)
Retirement	—		—		—		—		—		—		—
Disability	—		—		3,211,693	(4)	621,872	(8)	1,591,415	(9)	—		—
Death	—		—		3,211,693	(4)	621,872	(8)	1,591,415	(9)	—		—
____________________

(1)	Represents Mr. Lenhardt’s base salary as of January 30, 2011 multiplied by 1.5.

(2)	Represents the value of healthcare coverage, life insurance, outplacement benefits and the enumerated benefits for 18 months.

(3)	Represents Mr. Lenhardt’s largest incentive bonus for the previous three years prior to January 30, 2011 multiplied by 1.5.

(4)	Represents the value of all the unvested stock options as of January 30, 2011, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(5)	Represents the value of the unvested restricted stock awards as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(6)	Represents the value of all unvested PSUs as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(7)	Represents the cash payment that would be paid to Mr. Lenhardt to offset tax payments that would be owed by Mr. Lenhardt pursuant to Section 4999 of the Code.

(8)	Represents the value of unvested restricted stock as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(9)	Represents the value of unvested PSUs as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(10)	Under these circumstances, the officer is entitled to accelerated vesting notwithstanding continuation of employment. Please see footnotes (4), (5) and (6) above.

Joseph D. O’Leary

     The following table describes the potential payments to Mr. O’Leary upon his retirement, disability, death and termination without good cause, or constructive termination, if applicable, both in connection with a change in control and not in connection with a change in control, as if such event had occurred on January 30, 2011:

					Stock		Restricted Stock		Performance				Excise Tax
Type of Event	Salary		Bonus		Options		Awards		Share Units		Benefits		Gross-Up
Termination with Cause	$—		$—		$—		$—		$—		$—		$—
Termination without Good
Cause or Constructive
Termination	738,276	(1)	—		—		—		—		46,521	(2)	—
Termination in connection with
Change in Control (10)	738,276	(1)	1,251,480	(3)	3,211,693	(4)	731,014	(5)	2,943,095	(6)	46,521	(2)	4,193,520 (7)
Retirement	—		—		—		—		—		—		—
Disability	—		—		3,211,693	(4)	621,872	(8)	1,591,415	(9)	—		—
Death	—		—		3,211,693	(4)	621,872	(8)	1,591,415	(9)	—		—
____________________

(1)	Represents Mr. O’Leary’s base salary as of January 30, 2011 multiplied by 1.5.

(2)	Represents the value of healthcare coverage, life insurance, outplacement benefits and the enumerated benefits for 18 months.

(3)	Represents Mr. O’Leary’s largest incentive bonus for the previous three years prior to January 30, 2011 multiplied by 1.5.

(4)	Represents the value of all the unvested stock options as of January 30, 2011, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010), and then subtracting the option strike price.

(5)	Represents the value of the unvested restricted stock awards as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(6)	Represents the value of all unvested PSUs as of January 30, 2011, that would accelerate vest, calculated by multiplying the number of unvested shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(7)	Represents the cash payment that would be paid to Mr. O’Leary to offset tax payments that would be owed by Mr. O’Leary pursuant to Section 4999 of the Code.

(8)	Represents the value of unvested restricted stock as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(9)	Represents the value of unvested PSUs as of January 30, 2011, that would accelerate vest, based on the completed number of months of service calculated by multiplying the number of prorated shares by the closing price of our common stock as reported on the NASDAQ Global Select Market on January 28, 2011 (the last trading day of fiscal year 2010).

(10)	Under these circumstances, the officer is entitled to accelerated vesting notwithstanding continuation of employment. Please see footnotes (4), (5) and (6) above.

ARTICLE V. STOCK

     A. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of our common stock as of April 1, 2011, by:
  all those known by us to be beneficial owners of more than 5% of our common stock;

  each Director and nominee;

  each of the executive officers named in the “Summary Compensation Table”; and

  all of PetSmart’s executive officers, Directors, and nominees as a group.
     Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership also includes shares of common stock subject to options currently exercisable on or before May 31, 2011. These shares are not deemed outstanding for computing the percentage ownership of each other person. Beneficial ownership also includes shares of restricted common stock that are unvested as of April 1, 2011 and that are therefore subject to forfeiture. Percentage of beneficial ownership is based on 113,262,810 shares of our common stock outstanding as of April 1, 2011. Unless otherwise indicated, the address of each of the individuals and entities listed below is c/o PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027.

	Beneficial Ownership
	Number of Shares	Percent of
	Beneficially Owned	Total
BlackRock, Inc. (1)	8,843,546	7.52%
40 East 52nd Street
New York, NY 10022
Philip L. Francis (2)(3)	364,281	0.32
Angel Cabrera (4)	5,856	0.01
Richard K. Lochridge (4)(6)	27,857	0.02
Lawrence A. Del Santo (4)(7)	42,110	0.04
Thomas G. Stemberg (4)(5)	47,074	0.04
Barbara A. Munder (4)	43,205	0.04
Amin I. Khalifa (4)(8)	20,731	0.02
Joseph S. Hardin, Jr. (4)(9)	36,580	0.03
Rita V. Foley (4)	20,518	0.02
Gregory P. Josefowicz (4)(10)	28,540	0.03
Rakesh Gangwal (4)	35,128	0.03
Robert F. Moran (3)	1,155,911	1.02
Lawrence P. Molloy (3)	164,293	0.15
David K. Lenhardt (3)	543,222	0.48
Joseph D. O’Leary (3)	133,668	0.12
All executive officers, Directors, and nominees as
a group (21 persons) (11)	3,160,837	2.79
____________________

* Less than one percent.

(1)	Based solely upon a Schedule 13G filed by BlackRock, Inc., on February 8, 2011, in which BlackRock, Inc., and certain affiliates reported that they had sole voting power over 8,843,546 of such shares, sole dispositive power over 8,843,546 of such shares, shared voting power over none of such shares, and shared dispositive power over none of such shares as of December 31, 2010.

(2)	Includes 7,426 shares of common stock held by the child of Mr. Francis, who is in college, and 51,103 shares held in the Francis Revocable Trust of which Mr. Francis is a trustee.

(3)	Includes restricted stock granted pursuant to our 2006 Equity Incentive Plan, or the 2006 Plan. All restricted stock shares will generally vest in four years from their grant date and unvested restricted stock is subject to forfeiture in the event the executive officer is not continuously employed by PetSmart until such date. As of May 31, 2011, the following number of shares of restricted common stock are unvested: Mr. Francis – 22,910; Mr. Moran – 16,479 shares; Mr. Molloy – 18,036 shares; Mr. O’Leary – 8,632 shares; and Mr. Lenhardt – 8,632 shares. All executive officers as group held 102,414 shares of unvested restricted common stock. Also includes shares exercisable pursuant to vested stock options as of May 31, 2011 as follows: Mr. Francis – 244,928 Mr. Moran – 1,022,264 shares; Mr. Molloy – 146,257 shares; Mr. O’Leary – 125,036 shares; and Mr. Lenhardt – 397,051 shares. All executive officers as group held vested stock options to purchase 2,345,664 shares of common stock as of May 31, 2011.

(4)	Includes shares of restricted common stock granted pursuant to the 2006 Plan. All such shares generally vest on the one year anniversary of the grant date and are subject to forfeiture in the event the Director ceases to be a member of the Board of Directors until such date. As of May 31, 2011, the following number of shares of restricted common stock were unvested: Mr. Lochridge – 2,403 shares; Mr. Del Santo – 2,403 shares; Mr. Stemberg – 2,403 shares; Ms. Munder – 2,403 shares; Mr. Khalifa – 2,403 shares; Mr. Hardin – 2,403 shares; Ms. Foley – 2,403 shares; Mr. Josefowicz – 2,403 shares; Mr. Cabrera – 5,618 shares; and Mr. Gangwal – 2,403 shares. All Directors as group held 27,245 shares of unvested restricted common stock as of May 31, 2011. Also includes shares exercisable pursuant to vested stock options as of May 31, 2011 as follows: Mr. Lochridge – 5,843 shares; Mr. Del Santo – 3,000 shares; Mr. Stemberg – 3,588 shares; and Ms. Munder – 3,000 shares. All Directors and nominees as group held vested stock options to purchase 15,431 shares of common stock as of May 31, 2011.

(5)	Includes 2,660 shares of common stock held by the Thomas Stemberg Trust of which Mr. Stemberg is a trustee, and 1,025 shares of common stock held in trust for the three minor children of Mr. Stemberg.

(6)	Includes 16,523 shares of common stock held by the Lochridge Living Trust of which Mr. Lochridge is a trustee.

(7)	Includes 14,194 shares of common stock held by the Grantor Retained Annuity Trust and 9,967 shares of common stock held by the Del Santo Survivors Trust of which Mr. Del Santo is a trustee.

(8)	Includes 2,000 shares of common stock held by the Khalifa Family Trust of which Mr. Khalifa is a trustee.

(9)	Includes 500 shares of common stock held by the Judy Ridlen Trust of which Mr. Hardin is a trustee.

(10)	Includes 4,607 shares of common stock held by the Gregory P. Josefowicz Trust of which Mr. Josefowicz is a trustee.

(11)	See footnotes (2) through (10). Also includes 491,863 shares of common stock beneficially owned by other executive officers of PetSmart, of which 45,334 are held in the family trust of an executive officer and 374,236 shares are subject to stock options exercisable on or before May 31, 2011.

B. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of PetSmart. Officers, Directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended January 30, 2011, all Section 16(a) filing requirements applicable to our officers, Directors, and greater than 10% stockholders were met, except that Form 4s were inadvertently not filed in a timely manner for the following individuals to report one reportable event: Lawrence del Santo; Amin Khalifa; Emily Dickinson; Jaye Perricone; Rita Foley; Richard Lochridge; Phil Francis; Neil Stacey; Rakesh Gangwal; Barbara Munder; Ken Hall; Bruce Thorn; Joseph Hardin; Tom Stemberg; Chip Molloy; Gregory Josefowicz; Don Beaver; and Robert Moran, and inadvertently not filed in a timely manner for the following individuals with respect to two reportable events: Joseph O’Leary; and David Lenhardt.

C. EQUITY COMPENSATION PLANS

     All share numbers and information in the table and footnotes below are as of January 30, 2011.

			Number of Securities
			Remaining Available
			for Issuance Under
	Number of Securities to	Weighted Average	Equity Compensation
	be Issued Upon Exercise	Exercise Price of	Plans Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights	Warrants and Rights	Column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by
stockholders (1)	6,576,613	23.42144	5,544,068 (2)
Equity compensation plans not approved by
stockholders (3)	212,374	16.09432	0
Total	6,788,987	23.19224	5,544,068
____________________

(1)	The plans included in this row are the: 1996 Non-Employee Director’s Equity Plan, 2002 Employee Stock Purchase Plan, 2003 Equity Incentive Plan and 2006 Equity Incentive Plan.

(2)	Under the 2006 Equity Incentive Plan, we may grant stock bonuses, stock options, stock appreciation rights, and restricted stock for the full amount of the share reserve of 3,728,922. In the past, we have not granted any shares as a stock bonus. This amount includes 1,815,146 shares authorized for purchase under the 2002 Employee Stock Purchase Plan.

(3)	The shares reflected in this row are shares issued under the 1997 Equity Incentive Plan prior to its merger into and with the 2006 Equity Incentive Plans.

1996 Non-Employee Directors Equity Plan

     As of April 13, 2011, 4,419 shares of common stock were subject to outstanding stock options under PetSmart’s 1996 Non-Employee Directors Equity Plan with exercise price of $10.55 per share. The 1996 Non-Employee Directors Equity Plan expired on May 11, 2002, and no further options may be granted under this plan.

1997 Equity Incentive Plan

     Our Board of Directors adopted the 1997 Equity Incentive Plan, or the 1997 Plan, in May 1997. The 1997 Plan was not approved by our stockholders. The 1997 Plan provided for the grant of nonstatutory stock options, stock bonuses, and restricted stock to our employees, Directors, and consultants. In addition, shares of our common stock were issued to members of our Board of Directors, at their election, in lieu of cash payments for their Directors’ fees. As of April 13, 2011, 183,700 shares were subject to outstanding stock options, and no shares were subject to outstanding stock bonuses and unvested restricted stock. No additional stock awards were granted under the 1997 Plan following stockholder approval of the 2006 Equity Incentive Plan, or the 2006 Plan, at our 2006 Annual Meeting.

     Our Board of Directors, or a committee appointed by our Board, sets the terms of stock awards granted under the 1997 Plan subject to the terms of the plan. The exercise price of nonstatutory stock options granted under the 1997 Plan is not less than 100% of the fair market value of the stock subject to the option on the date of grant. Options under the 1997 Plan generally terminate three months after termination of service for any reason other than death or disability. In no event may an option be exercised beyond the expiration of its maximum 10 year term. Stock awards generally vest over four years.

     Upon a significant corporate transaction, a surviving entity will either assume or substitute outstanding awards under the 1997 Plan, or, in the event the surviving entity refuses to assume or substitute outstanding awards, the vesting and exercisability of such stock awards will accelerate in full. In the event of a change in control transaction and a participant’s service with PetSmart or a successor entity is terminated without cause or constructively terminated within 18 months following the occurrence of such transaction, the vesting and exercisability of the stock awards held by such participants will be accelerated in full.

     Currently, the vesting of certain grants of restricted stock under the 1997 Plan may accelerate in the event of a plan retirement, death or disability. The vesting of restricted stock under the 1997 Plan will accelerate in the event of a retirement, which occurs when an eligible retiree terminates service with PetSmart pursuant to their voluntary cessation of employment, but only if: (i) such voluntary cessation has been designated by PetSmart, in our sole discretion, as a retirement, (ii) PetSmart determines that such resignation is not detrimental to it, and (iii) the employee enters into a non-competition agreement in a form acceptable to PetSmart. An employee is an eligible retiree if, at the time of their cessation of employment, they are: (1) an employee, (2) at least 55 years of age, and (3) have been continuously employed by PetSmart during the five-year period ending on the date of their termination. Upon an eligible retirement termination, vesting of unvested restricted stock on the retirement date will accelerate to the retirement date as follows. For each grant of restricted stock, the number of unvested restricted shares in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares will vest as of the retirement date.

     If an employee dies or becomes disabled while employed by PetSmart, vesting of unvested restricted stock will accelerate to the date of death or disability as follows. For each grant of restricted stock, the number of unvested restricted shares in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares will vest as of the date of death or disability. All unvested stock options will immediately vest as of the date of death or disability, and all vested stock options, including those whose vesting is accelerated as described above, shall be exercisable until the earlier of the third anniversary of the date of death or the fixed expiration date of the original option term.

2002 Employee Stock Purchase Plan

     Our Board of Directors adopted the 2002 Employee Stock Purchase Plan, or the Purchase Plan, in December 2001. The Purchase Plan was approved by our stockholders at the 2002 Annual Meeting. An aggregate of 4,000,000 shares is reserved for issuance under the Purchase Plan. As of April 13, 2011, 2,195,295 shares of common stock had been purchased under the Purchase Plan and 1,804,705 shares remained available for future issuance. The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Eligible employees can have up to 15% of their earnings withheld and applied to the purchase of shares of common stock on specified dates determined by the Board of Directors, generally once every six months. The price of common stock purchased under the Purchase Plan will be equal to 95% of the lower of the fair market value of the Common stock on the commencement date of each offering period or the specified purchase date. The Board of Directors may specify an offering period of up to 27 months. Currently, no participant may purchase more than 3,750 shares of common stock on any purchase date, and no more than 300,000 shares may be sold in the aggregate to all participants on any purchase date.

     Upon a significant corporate transaction, then as determined by the Board of Directors in its sole discretion: (a) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Purchase Plan, (b) such rights may continue in full force and effect, or (c) participants accumulated payroll deductions may be used to purchase our common stock within five business days prior to the consummation of the corporate transaction and the participant’s rights under the ongoing offering terminate.

     The Board of Directors may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will automatically terminate on July 31, 2012, or the date on which the shares available under the Purchase Plan are exhausted.

2003 Equity Incentive Plan

     Our Board of Directors adopted the 2003 Equity Incentive Plan, or the 2003 Plan, in March 2003. The 2003 Plan was approved by our stockholders at the 2003 Annual Meeting. The 2003 Plan provided for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock, and stock appreciation rights to our employees, Directors, and consultants. In addition, shares of our common stock were issued to members of our Board of Directors, at their election, in lieu of cash payments for their Directors’ fees. As of April 13, 2011, 1,305,811 shares were subject to outstanding stock options, and no shares were subject to outstanding stock bonuses and restricted stock under the 2003 Plan. No additional stock awards were granted under the 2003 Plan following stockholder approval of the 2006 Plan at our 2006 Annual Meeting.

     Our Board of Directors, or a committee appointed by our Board, sets the terms of stock awards granted under the 2003 Plan subject to the terms of the plan. The exercise price of stock options granted under the 2003 Plan is not less than 100% of the fair market value of the stock subject to the option on the date of grant. Options under the 2003 Plan generally terminate three months after termination for any reason other than death or disability. In no event may an option be exercised beyond the expiration of its maximum 10 year term. Stock awards generally vest over four years.

     Upon a significant corporate transaction, a surviving entity will either assume or substitute outstanding awards under the 2003 Plan, or, in the event the surviving entity refuses to assume or substitute outstanding awards, the vesting and exercisability of such stock awards will accelerate in full. In the event of a change in control transaction and a participant’s service with PetSmart or a successor entity is terminated without cause or constructively terminated within 18 months following the occurrence of such transaction, the vesting and exercisability of the stock awards held by such participants will be accelerated in full.

     Restricted stock granted under the 2003 Plan generally cliff vests after four years.

     However, the vesting of certain grants of restricted stock may accelerate in the event of a retirement termination, death or disability. The vesting of restricted stock under the 2003 Plan will accelerate in the event of a retirement, which occurs when an eligible retiree terminates service with PetSmart pursuant to their voluntary cessation of employment, but only if: (i) such voluntary cessation has been designated by PetSmart, in our sole discretion, as a retirement, (ii) PetSmart determines that such resignation is not detrimental to it, and (iii) the employee enters into a non-competition agreement in a form acceptable to PetSmart. An employee is an eligible retiree if, at the time of their cessation of employment, they are: (1) an employee, (2) at least 55 years of age, and (3) have been continuously employed by PetSmart during the five-year period ending on the date of their termination. Upon an eligible retirement termination, vesting of unvested restricted stock on the retirement date will accelerate to the retirement date as follows. For each grant of restricted stock, the number of unvested restricted shares in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares will vest as of the retirement date.

     If an employee dies or becomes disabled while employed by PetSmart, vesting of unvested restricted stock will accelerate to the date of death or disability as follows. For each grant of restricted stock, the number of unvested restricted shares in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares will vest as of the date of death or disability. All unvested stock options will immediately vest as of the date of death or disability, and all vested stock options, including those whose vesting is accelerated as described above, shall be exercisable until the earlier of the third anniversary of the date of death or the fixed expiration date of the original option term.

2006 Equity Incentive Plan

     Our Board of Directors adopted the 2006 Plan in December 2005 as a complete amendment and restatement of both the 1997 Plan and 2003 Plan. The 2006 Plan was approved by our stockholders at the 2006 Annual Meeting. All outstanding stock awards granted under the 1997 Plan and 2003 Plan upon the effective date of the 2006 Plan remain subject to the terms of those predecessor plans.

     The maximum number of shares reserved for issuance under the 2006 Plan is approximately 20,680,000, which includes shares subject to outstanding stock awards under the 1997 Plan and 2003 Plan. As of April 13, 2011, 5,320,229 shares were subject to outstanding stock options, 711,949 shares were subject to outstanding stock bonuses and restricted stock, 1,376,500 shares were subject to outstanding PSUs and 2,304,304 shares remained available for future issuance under the 2006 Plan.

     The 2006 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock, PSUs and stock appreciation rights to our employees, Directors, and consultants. Our Board of Directors, or a committee appointed by our Board, sets the terms of stock awards granted under the 2006 Plan subject to the terms of the plan. The exercise price of stock options granted under the 2006 Plan is not less than 100% of the fair market value of the stock subject to the option on the date of grant. Options under the 2006 Plan generally terminate three months after termination of service for any reason other than death or disability. In no event may an option be exercised beyond the expiration of its maximum 10 year term. Stock awards generally vest over four years.

     Any stock bonuses or restricted stock granted under the 2006 Plan with a purchase price less than 100% of the fair market value of common stock on the date of grant must have a cumulative weighted average vesting period of at least three years from the date of grant (when combined with the cumulative weighted average period for similar stock awards previously granted under the 2003 Plan after January 31, 2003 and before the 2006 Annual Meeting). However, such stock awards vesting on an accelerated basis pursuant to performance criteria, a corporate transaction or a change in control (as described below), or our Executive Change in Control and Severance Benefit Plan, are not taken into account for purposes of this limitation.

     Upon a significant corporate transaction, outstanding stock awards may be assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then (a) with respect to any such stock awards that are held by individuals then performing services for PetSmart, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. In the event of a change in control transaction and a participant’s service with PetSmart or a successor entity is terminated without cause or constructively terminated within 18 months following the occurrence of such transaction, the vesting and exercisability of the stock awards held by such participants will be accelerated in full. Please see the section above entitled “Employment and Severance Arrangements” for a description of such arrangements and agreements.

     Restricted stock granted under the 2006 Plan generally cliff vests after four years.

     However, the vesting of certain grants of restricted stock and PSUs may accelerate in the event of a retirement termination, death or disability. The vesting of restricted stock and PSUs granted under the 2006 Equity Incentive Plan will accelerate in the event of a retirement termination, which occurs when an eligible retiree terminates service with PetSmart pursuant to their voluntary cessation of employment, but only if: (i) such voluntary cessation has been designated by PetSmart, in our sole discretion, as a retirement, (ii) PetSmart determines that such resignation is not detrimental to it, and (iii) the employee enters into a non-competition agreement in a form acceptable to PetSmart. An employee is an eligible retiree if, at the time of their cessation of employment, they are: (1) an employee, (2) at least 55 years of age, and (3) have been continuously employed by PetSmart during the five-year period ending on the date of their termination. Upon an eligible retirement termination, vesting of unvested restricted stock and PSUs on the retirement date will accelerate to the retirement date as follows. For each grant of restricted stock or PSUs, the number of unvested restricted shares and PSUs in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares and PSUs will vest as of the retirement date.

     With respect to stock options, beginning with grants made in 2011, in the event of a retirement termination: (i) vested stock options outstanding for at least six months on the retirement date will remain exercisable until the earlier of the original option expiration date or the third anniversary of the retirement date (provided this will not apply to options outstanding as of the end of fiscal year 2010 and held by executive officers who were retiree eligible as of the end that fiscal year); and (ii) unvested stock options granted in fiscal year 2011 or later that are outstanding for at least six months on the retirement date will continue to vest during the three-year period after the retirement date, and will be exercisable until the earlier of the original expiration date or the third anniversary of the retirement date (provided this will not apply to options grants to executive officers who were retiree eligible as of the end of fiscal year 2010).

     If an employee dies or becomes disabled while employed by PetSmart, the vesting of unvested: (i) restricted stock and (ii) PSUs, will accelerate to the date of death or disability as follows. For each grant of restricted stock and PSUs, the number of unvested restricted shares and PSUs in such grant will be multiplied by the quotient achieved by dividing the number of completed months worked during the vesting period of such grant by the total number of months in the vesting period, and the resulting number of unvested restricted shares and PSUs will vest as of the date of death or disability. All unvested stock options will immediately vest as of the date of death or disability, and all vested stock options, including those whose vesting is accelerated as described above, shall be exercisable until the earlier of the third anniversary of the date of death or the fixed expiration date of the original option term.

     Please see the section entitled “Compensation Discussion and Analysis” for the terms of our PSUs.

ARTICLE VI. CERTAIN RELATIONSHIPS AND TRANSACTIONS

Related Party Transaction Approval Policy

     PetSmart has adopted a written Related Persons Transactions Policy that governs the review, approval or ratification of transactions between PetSmart or its subsidiaries and related persons (as defined by SEC rules). Under the policy, transactions involving related persons other than Directors or senior officers are reviewed by the Chief Executive Officer. Transactions between PetSmart and any Director or senior officer are reviewed by the Corporate Governance and Nominating Committee. In reviewing a potential related party transaction, the Chief Executive Officer or Corporate Governance and Nominating Committee, as appropriate, considers all relevant facts and circumstances to determine whether such transaction is in, or not inconsistent with, the best interests of PetSmart and our stockholders.

     In addition, potential conflicts of interest involving Directors, senior officers, and employees are subject to the provisions and standards outlined in PetSmart’s Code of Business Ethics and Policies, Corporate Governance and Nominating Committee Charter and Corporate Governance Guidelines.

     Each of the Code of Business Ethics and Policies, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines and Related Persons Transaction Policy is available on PetSmart’s website at www.petm.com.

Related Party Transactions and Relationships

     During the fiscal year ending January 30, 2011, we had the following related party relationships:

Indemnity Agreements

     We have entered into indemnity agreements with our Directors and executive officers which provide, among other things, that we will indemnify such Director or executive officer, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a Director, executive officer, or other agent of PetSmart, and otherwise to the full extent permitted under Delaware law and our Bylaws.

Change in Control and Severance Agreements

     Please see the section above entitled “Employment and Severance Arrangements” for a description of such arrangements and agreements.

Relationships

     Mr. Francis, our Executive Chairman; Ms. Jaye Perricone, our Senior Vice President, Real Estate & Development; and Mr. Donald Beaver, our Senior Vice President and Chief Information Officer, are all members of the board of directors of PetSmart Charities, Inc., an independent 501(c)(3) organization, to which PetSmart provides in-kind services and charitable contributions. Messrs. Francis, Beaver and Ms. Perricone do not receive any remuneration for their involvement with PetSmart Charities, Inc. PetSmart’s charitable contributions to PetSmart Charities, Inc., are immaterial to our business, and the disinterested members of the Board of Directors have determined that such relationship does not in any way interfere with the performance of their duties to PetSmart.

     Mr. Francis and Mr. Moran are both members of the board of directors of MMI Holdings, Inc., which, through its subsidiary Medical Management International, Inc., conducts business in our stores as Banfield, The Pet Hospital. For a more detailed description of the relationship with Medical Management International, Inc., please see our 2010 Annual Report on Form 10-K, filed with the SEC on March 24, 2011.

ARTICLE VII. OTHER MATTERS

Other Matters

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting of Stockholders, it is the intention of the persons named on the proxy card to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Emily Dickinson
Secretary

May 2, 2011

     A COPY OF PETSMART’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 30, 2011, IS AVAILABLE WITHOUT CHARGE THROUGH OUR WEBSITE WWW.PETM.COM UNDER INVESTOR MATERIALS AND UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, PETSMART, INC., 19601 NORTH 27TH AVENUE, PHOENIX, ARIZONA 85027.

Appendix A

PETSMART, INC.
2011 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: March 22, 2011
Approved by the Stockholders: ____________, 2011
Termination Date: [December 31, 2016]

INTRODUCTION

     This Plan was adopted by the Board on the Adoption Date to be effective as provided in Section 19 on the Effective Date. This Plan is intended as the successor to the 2006 Equity Incentive Plan, which was originally adopted by the Board on December 15, 2005, effective June 22, 2006 (the “Prior Plan”). All outstanding Stock Awards granted under the Prior Plan prior to the Effective Date shall remain subject to the terms of the Prior Plan. All Stock Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

1. Purposes.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Stock Awards.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the type and amount of any Stock Awards issued under the Plan shall be in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c).

2. Definitions.

     (a) “Adoption Date” means March 22, 2011, the date the Plan was adopted by the Board.

     (b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

     (c) “Board” means the Board of Directors of the Company.

     (d) “Code” means the Internal Revenue Code of 1986, as amended.

     (e) “Committee” means the committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (f) “Company” means PetSmart, Inc., a Delaware corporation.

     (g) “Concurrent Stock Appreciation Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (h) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

     (i) “Continuous Status as an Employee, Director, or Consultant” means the uninterrupted service of the Participant as an Employee, Director or Consultant of the Company. The Board (or, in the case of Participants other than Officers or Directors, by the designee of the Board), in its sole discretion, may determine whether Continuous Status as an Employee, Director, or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board (or such designee), including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates, or their successors. A Participant’s Continuous Status as an Employee, Director, or Consultant shall not be considered terminated due to a change in the capacity of the services performed by the Participant, provided the Participant remains an Employee, Director, or Consultant of the Company.

     (j) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (k) “Director” means a member of the Board.

     (l) “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and shall be determined by the Board (or, in the case of Participants other than Officers or Directors, by the designee of the Board) on the basis of such medical evidence as the Board (or such designee) deems warranted under the circumstances.

     (m) “Effective Date” means the original effective date of this Plan document, which is June 15, 2011, the date that the Company’s stockholders approved this Plan at the 2011 Annual Meeting of Stockholders.

     (n) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

     (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (p) “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, the Fair Market Value of a share of common stock shall be the closing sales price for such stock as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (2) If there is no closing sales price for the common stock on the day of determination, then the Fair Market Value shall be the closing sales price on the last preceding day for which such quotation exists; or

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board and such determination shall, to the extent necessary to avoid adverse tax consequences, be made in accordance with Section 409A of the Code.

     (q) “Fee Period” means each of the following three (3) month periods: January 1 – March 31, April 1 – June 30, July 1 – September 30 and October 1 – December 31.

     (r) “Incentive Stock Option” means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (s) “Independent Stock Appreciation Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (t) “Non-Employee Director” means a Director who satisfies the requirements of Rule 16b-3(b)(3) of the Exchange Act or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (u) “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

     (v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (w) “Option” means a stock option granted pursuant to the Plan.

     (x) “Option Grant Notice” means a written notice from the Company to an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Grant Notice shall be subject to the terms and conditions of the Plan. References in the Plan to an Option Grant Notice shall include the notices issued in connection with the Plan as well as the relevant provisions, if any, of any individually negotiated employment contract, agreement, or any other written plan covering the Participant.

     (y) “Optionee” means an Employee, Director, or Consultant who holds an outstanding Option or, if applicable, such other person who holds an outstanding Option.

     (z) “Outside Director” means a Director who is considered an “outside director” for purposes of Section 162(m) of the Code and the regulations promulgated thereunder.

     (aa) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (bb) “Plan” means this PetSmart, Inc. 2011 Equity Incentive Plan, including any amendments thereto.

     (cc) “Prior Plan” mean the Company’s 2006 Equity Incentive Plan in effect immediately prior to the Effective Date.

     (dd) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (ee) “Securities Act” means the Securities Act of 1933, as amended.

     (ff) “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

     (gg) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (hh) “Stock Award Notice” means a written notice from the Company to a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Notice shall be subject to the terms and conditions of the Plan. References in the Plan to a Stock Award Notice shall include the notices issued in connection with the Plan as well as the relevant provisions, if any, of any individually negotiated employment contract, agreement, or any other written plan covering the Participant.

     (ii) “Tandem Stock Appreciation Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. Administration.

     (a) Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) Powers. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; which form of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of a Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person;

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Notice, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (3) To amend the Plan or a Stock Award as provided in Section 16; and

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) Delegation. The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members, all of the members of which Committee shall be Non-Employee Directors and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. To the extent permitted by applicable law, the Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of the Company’s common stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of the Company’s common stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Furthermore, the Board may not delegate to an Officer authority to determine the Fair Market Value of the Company’s common stock pursuant to subsection 2(p)(3).

     (d) Non-Employee Director. Any requirement that an administrator of the Plan be a Non-Employee Director shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

     (e) Determinations Binding. All decisions, determinations and interpretations made pursuant to the authority of the Board under this Section 3 (or the Committee or Officer(s), to the extent such authority has been delegated to the Committee or Officer(s)) shall be final and binding on all Participants and any other holders or beneficiaries of any Stock Awards granted under the Plan.

4. Shares Subject to the Plan.

     (a) Authorized Shares. Subject to the provisions of Section 14 relating to adjustments upon changes in stock, the aggregate number of shares of common stock of the Company that may be issued pursuant to Stock Awards after the Effective Date shall not exceed thirty-three million four hundred forty-seven thousand, nine-hundred thirty-one (33,447,931) shares. For clarity, the limitation in this subsection 4(a) is a limitation on the number of shares of the Company’s common stock that may be issued pursuant to the Plan. Accordingly, this subsection 4(a) does not limit the granting of Stock Awards except as provided in subsection 11(a). Options and Stock Appreciation Rights awarded shall reduce the number of shares of common stock available for Stock Awards by one share for every one share subject to such award. Full value awards (all awards other than options and SARs) settled in shares of common stock of the Company shall reduce the number of shares available for Stock Awards by 3.35 shares for every one share awarded. If a Participant tenders previously owned shares in satisfaction of payment of the purchase price of the award, such shares tendered will not be available again for a Stock Award under the Plan.

     (b) Shares Not Applied to Limitations. The following will not be applied to reduce the share limitations of this provision: (i) dividends paid in cash in connection with outstanding Stock Awards, (ii) Stock Awards which are settled in cash, (iii) any shares subject to a Stock Award under the Plan which award is forfeited, cancelled, or terminated, or which award expires or lapses for any reason, (iv) shares reacquired by the Company whereby the Company may withhold shares from a Stock Award (other than Options and Stock Appreciation Rights) to cover the payment of withholding taxes upon vesting pursuant to subsection 13(e), (v) any shares of common stock issued pursuant to a Stock Award which are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, and (vi) shares and any Stock Awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted, or through obligations to grant future awards, as the result of a merger, consolidation, or acquisition of the employing company with or by the Company. The following shares of common stock may not again be made available for issuance as Stock Awards under the Plan: (x) shares of common stock not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option, (y) shares of common stock used to pay the exercise price or withholding taxes related to an outstanding Option or Stock Appreciation Right, or (z) shares of common stock repurchased on the open market with the proceeds of the Option exercise price.

     (c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

     (a) Generally. Incentive Stock Options (with or without Stock Appreciation Rights appurtenant thereto) may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors, or Consultants.

     (b) Directors. A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Non-Employee Directors and the manner of the exercise of such discretion and the terms of the Plan comply with Rule 16b-3; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

     (c) Incentive Stock Options. No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (d) Share Limit. Subject to the provisions of Section 15 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than one million nine hundred fifty thousand (1,950,000) shares of the Company’s common stock in any calendar year.

6. Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of seven (7) years from the date it was granted.

     (b) Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted other than for an Option granted in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such an Option is an Incentive Stock Option).

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this subsection 6(c) are:

          (1) by cash or check;

          (2) bank draft or money order payable to the Company;

          (3) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

          (4) by delivery to the Company (either by actual delivery or attestation) of shares of the Company’s common stock; or

          (5) in any other form of legal consideration that may be acceptable to the Board.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Grant Notice. If the Option Grant Notice does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option pursuant to the terms of the Grant Notice.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). Subject to Section 13(h) herein, the Option Grant Notice may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

     (f) Termination of Employment or Relationship as a Director or Consultant. Except as otherwise provided herein or in the Option Grant Notice, an Optionee may exercise his or her Option following the termination of his or her Continuous Status as an Employee, Director, or Consultant within the period of time ending on the earlier of: (i) the date three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant; or (ii) the expiration of the term of the Option as set forth in the Option Grant Notice. In the event of the death of the Optionee during, or within a period, if any, specified in the Option after the termination of, the Optionee’s Continuous Status as an Employee, Director, or Consultant, the Option may be exercised by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the Option upon the Optionee’s death pursuant to subsection 6(d) herein. If at the time of termination, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant, the Option is not exercised within the specified time, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (g) Extension of Termination Date. In the event that exercise of an Option following termination of an Optionee’s Continuous Status as an Employee, Director, or Consultant would be prohibited solely because the issuance of shares of the Company’s common stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of: (i) the expiration of the period that commences on the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant and ends when there have been at least ninety-one (91) days (or such greater or lesser number of days specified in the Option Grant Notice), whether or not such days are consecutive, on which the exercise of the Option would not be in violation of such registration requirements; or (ii) the expiration of the term of the Option as set forth in the Option Grant Notice.

     (h) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director, or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7. Terms of Stock Bonuses and Acquisitions of Restricted Stock.

     Each notice of stock bonus award or restricted stock award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock issued pursuant to this Section 7 may be issued in conjunction with other plans or programs adopted by the Company. For example, except as otherwise determined by the Board, common stock of the Company issued in conjunction with the PetSmart, Inc. Executive Short-Term Incentive Plan shall be deemed issued pursuant to this Plan. For clarity, this Section 7 permits the issuance of common stock of the Company subject to vesting conditions (commonly referred to as “restricted stock”) and the issuance of rights to a delayed issuance of common stock of the Company where such rights are subject to vesting conditions (commonly referred to as “restricted stock units”). The terms and conditions of stock bonus awards or restricted stock awards may change from time to time, and the terms and conditions of separate awards need not be identical, but each notice of stock bonus award or restricted stock award shall include (through incorporation of provisions hereof by reference in the award notice or otherwise) the substance of each of the following provisions as appropriate:

     (a) Purchase Price. The purchase price, if any, under each stock bonus award notice or restricted stock award notice shall be such amount as the Board shall determine and designate in such award notice.

     (b) Transferability. Rights to acquire shares under Stock Awards granted pursuant to this Section 7 shall be transferable only upon such terms and conditions as are set forth in the applicable Stock Award Notice, as the Board shall determine in its discretion, so long as such Stock Award remains subject to the terms of such Stock Award Notice. However, in no event shall the Board permit rights to acquire shares under a Stock Award to be transferable for consideration.

     (c) Consideration. The purchase price, if any, of stock acquired pursuant to a stock bonus award or restricted stock award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration, including past or future services actually or to be rendered to the Company or for its benefit, that may be acceptable to the Board in its discretion.

     (d) Vesting. Shares of stock sold or awarded under this Section 7 may, but need not, be subject to a forfeiture provision or a reacquisition or repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board, subject to Section 13(h) herein.

     (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director, or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus award notice or restricted stock award notice from the Company and such person.

     (f) Delivery of Shares. Subject to subsection 13(h) hereof, delivery of shares pursuant to a Stock Award granted under this Section 7 shall be made no later than 2 ½ months after the close of the Company’s first taxable year in which such shares of common stock of the Company are no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code), unless otherwise expressly provided in the notice, agreement or arrangement governing such Stock Award.

8. Stock Appreciation Rights.

     (a) Eligibility. The Board shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Notice evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a “Section 16(b) Insider”), the Stock Award Notice of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 (or any successor rule or regulation). Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Stock Appreciation Rights.

     (b) Types. Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights may be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between (i) the exercise of the underlying Option for shares of stock, and (ii) the surrender, in whole or in part, of such Option for an appreciation distribution.

          (2) Concurrent Stock Appreciation Rights. Concurrent Stock Appreciation Rights may be granted appurtenant to an Incentive Stock Option and may apply to all or any portion of the shares of stock subject to the underlying Incentive Stock Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Incentive Stock Option grant to which it pertains. A Concurrent Stock Appreciation Right shall be exercised automatically at the same time the underlying Incentive Stock Option is exercised with respect to the particular shares of stock to which the Concurrent Stock Appreciation Right pertains. In no event may a Concurrent Stock Appreciation Right be granted appurtenant to a Nonstatutory Stock Option.

          (3) Independent Stock Appreciation Rights. Independent Stock Appreciation Rights may be granted independently of any Option.

     (c) General. Stock Appreciation Rights shall be denominated in Company common stock equivalents. The appreciation distribution payable upon the exercise of a Stock Appreciation Right shall not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value determined on the date of the exercise of the Stock Appreciation Right of a number of shares of Company common stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the aggregate strike price in effect for those shares determined by the Board on the date of grant of the Stock Appreciation Right. The strike price per share of a Stock Appreciation Right shall not be less than the Fair Market Value on the date of the grant of the Stock Appreciation Right; provided, however, that the foregoing limitation shall not apply to a Stock Appreciation Right granted in a manner that would be consistent with Section 424(a) of the Code if the Stock Appreciation Right were an Option. The appreciation distribution in respect of a Stock Appreciation Right may be paid in cash, shares of stock, or any combination thereof, as determined by the Board and set forth in the Stock Award Notice evidencing such Stock Appreciation Right. Except as otherwise provided in this Section 8, Stock Appreciation Rights shall be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 including, without limitation, that the term of the Stock Appreciation Right shall not extend beyond seven (7) years from the date it was granted.

     (d) Vesting. Subject to Section 13(h) herein, at the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as the Board, in its sole discretion, deems appropriate.

9. Retainer Stock Awards to Non-Employee Directors

     Each Non-Employee Director shall have the option of receiving some or all of the annual Board retainer in shares of common stock of the Company rather than cash. Should any Non-Employee Director desire to take advantage of this option, such Non-Employee Director must notify the Company prior to the commencement of the Fee Period to which the election relates. Such notification shall advise the Company of the percentage of the annual Board retainer the Non-Employee Director wishes to receive in shares of common stock of the Company rather than cash. However, in the case of the Non-Employee Director’s first Fee Period, such election must be made prior to the earlier of (i) the thirtieth (30th) day after such Non-Employee Director commences services as a Director or (ii) two (2) weeks prior to the last day of such Fee Period. An election under this provision shall remain in effect until a new election is received by the Company revoking or amending the previous election. The number of shares of Company common stock that shall be awarded to any such Non-Employee Director under this provision shall be determined by dividing the dollar amount of the portion of the annual retainer to be paid for the Fee Period in shares of common stock of the Company by the average of the closing prices of the common stock for the five (5) consecutive trading days where the fifth day is latest trading day that is more than six (6) days prior to the last day of the applicable Fee Period. In the absence of an election by a Non-Employee Director under this subsection 9(b), the annual Board retainer for the Fee Period shall be paid in cash.

10. Cancellation and Re-Grant of Options and SARs.

     (a) Generally. The Board shall have the authority to effect, at any time and from time to time: (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan; and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value on the new grant date; provided however, that neither the Board nor any committee appointed by the Board shall have the authority to (i) reprice any outstanding Options and/or Stock Appreciation Rights under the Plan or (ii) cancel and re-grant any outstanding Options and/or Stock Appreciation Rights under the Plan, unless the stockholders of the Company have approved such an action within a twelve (12) month period preceding or following such an event. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Stock Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

     (b) Share Pool. Shares subject to an Option or Stock Appreciation Right canceled under this Section 10 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 10(b) shall be applicable only to the extent required to enable the repriced Options to qualify as “performance-based compensation” for the purposes of Section 162(m) of the Code.

11. Covenants of the Company.

     (a) Share Pool. The Company shall keep available at all times the number of shares of stock reasonably required to satisfy outstanding Stock Awards.

     (b) Authority. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

     (c) No Advice. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such a holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. Notwithstanding the foregoing, the Board may, in its sole discretion, grant Options or Stock Appreciation Rights that provide that in the event of a pending or other expiration or termination of an Option or Stock Appreciation Right, the Participant may receive (in shares of common stock or cash), either automatically or in the discretion of the Company, the excess of (i) the aggregate Fair Market Value of the shares of common stock that the Participant would have received upon exercise of such Option or Stock Appreciation Right, over (ii) the aggregate exercise or strike price in effect for those shares. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

12. Use of Proceeds from Stock.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

13. Miscellaneous.

     (a) No Stock Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder (including dividend rights) with respect to, any shares subject to a Stock Award unless and until such person has exercised the Stock Award pursuant to its terms and such person shall not be deemed a stockholder of record until the issuance of the Company’s common stock pursuant to such exercise has been entered into the books and records of the Company.

     (b) No Employment Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant), or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant, or other holder of Stock Awards with or without cause.

     (c) Option Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) Participant Representation. The Company may require any Participant, as a condition of exercising or acquiring stock under any Stock Award; (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) Taxes. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, require or permit a Participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (1) causing the Participant to tender a cash payment; (2) withholding amounts from payroll or any amounts otherwise payable to the Participant; (3) withholding shares from the shares of the common stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (4) by accepting delivery to the Company of other unencumbered shares of the common stock of the Company owned by the Participant.

     (f) Domestic Relations Order. Notwithstanding any limitation on the transferability of a Stock Award set forth in the Plan, except as otherwise set forth in the applicable Stock Award Agreement, a Stock Award shall be transferable to the extent ordered by a court of competent jurisdiction pursuant to a domestic relations or similar order.

     (g) Unfunded Arrangement. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Stock Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     (h) Minimum Vesting Period. Stock Awards shall have a vesting period of not less than (i) three years from date of grant (but permitting pro rata vesting over time) if subject only to continued service with the Company or Affiliate and (ii) one year from date of grant with respect to a Restricted Stock Award or Restricted Stock Unit Award in which any portion of such award is subject to the achievement of performance objectives. In either case, vesting of a Stock Award may be accelerated pursuant to Section 15(b) herein due to a Change in Control, Section 16(e) by amendment by the Board and as may be provided at the discretion of the Committee in a Stock Award Notice in the event of the Employee’s death, Disability or retirement. Notwithstanding any provisions herein to the contrary, the restrictions in this Section 13(h) shall not be applicable to grants of up to 5% of the number of Shares available for Stock Awards under Section 4(a) herein on the Effective Date of the Plan. Subject to the minimum vesting requirements set forth herein, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Stock Award Notice under such terms and conditions as the Committee shall deem appropriate.

14. Code Section 162(m) Performance Based Compensation

     (a) Application to Covered Employee. Notwithstanding any other provision of the Plan, if the Board determines at the time Stock Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Board may qualify such a Stock Award as “performance-based compensation” pursuant to Section 162(m) of the Code. The Board has complete discretion concerning whether a particular Stock Award should be qualified as “performance-based compensation.” If the Board determines that a particular Stock Award should qualify as “performance-based compensation,” the provisions of this Section 15, to the extent applicable, shall control over any contrary provision in the Plan.

     (b) Performance Goals. Stock Awards granted pursuant to Section 7 herein may be made subject to the achievement of performance goals established by the Committee relating to one or more business criteria (the “Performance Criteria”) pursuant to Section 162(m) of the Code. Performance Criteria may be applied to the Company, an Affiliate, a Subsidiary, division, business unit or individual or any combination thereof and may be measured in absolute levels or relative to another company or companies, a peer group, an index or indices or Company performance in a previous period. Performance may be measured annually or cumulatively over a longer period of time. Performance Criteria that may be used to establish performance goals are: revenue; operating income or net operating income; orders, return on equity; return on assets or net assets; cash flow; share price performance; return on capital; earnings; earnings per share; shareholder return and/or value (including but not limited to total shareholder return); economic value added; economic profit; ratio of operating earnings to capital spending; EBITDA; EBIT; costs; operating earnings; gains; product development; client development; leadership; project progress; project completion; increase in total revenues; net income; operating cash flow; net cash flow; retained earnings; budget achievement; return on capital employed; return on invested capital; cash available to Company from a subsidiary or subsidiaries; expense spending; gross margin; net margin; market capitalization; customer satisfaction; financial return ratios; market share; operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share growth; profit returns and margins; stock price; working capital; business trends; production cost; project milestones; capacity utilization; quality; economic value added; operating efficiency; diversity; debt; dividends; bond ratings; corporate governance; and health and safety. The performance goals for each Participant and the amount payable if those goals are met shall be established in writing for each specified period of performance by the Committee no later than 90 days after the commencement of the period of service to which the performance goals relate and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. The performance goals shall be objective. Such goals and the amount payable for each performance period if the goals are achieved shall be set forth in the applicable award notice. No amounts shall be payable to any Participant for any performance period unless and until the Committee certifies that the performance goals and any other material terms were in fact satisfied.

     (c) Adjustment of Payment. Notwithstanding any provision of the Plan, with respect to any Stock Award that is subject to this Section 14, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award.

     (d) Other Restrictions. The Committee shall have the power to impose such other restrictions on Stock Awards subject to this Section 14 as it may deem necessary or appropriate to ensure that such Stock Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

15. Adjustments upon Changes in Stock.

     (a) Changes in Stock. If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), the classes and maximum number of shares with respect to which Incentive Stock Options may be awarded pursuant to subsection 4(a), and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards.

     (b) Change in Control. Except as otherwise provided in the Stock Award Agreement, in the event of: (1) a dissolution, liquidation, or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation may assume any Stock Awards outstanding under the Plan or may substitute similar Stock Awards for those outstanding under the Plan, and (ii) such Stock Awards shall continue in full force and effect as so assumed or in such substituted form as may be determined by the Board in its sole discretion prior to the applicable event. In the event any surviving corporation does not assume or continue such Stock Awards, and does not substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors, or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

     (c) Covered Service Provider. Notwithstanding any other provision of this Plan, with respect to any Covered Service Provider, if such Covered Service Provider’s continuous service with the Company or an Affiliate is terminated by a Covered Termination within eighteen (18) months following the date of the Change in Control, then any Stock Awards held by such Covered Service Provider shall immediately become fully vested and exercisable, and any repurchase right by the Company or any Affiliate with respect to any shares of stock covered by such Stock Awards shall immediately lapse.

     For purposes of this subsection 15(c), “Change in Control” means: (i) a sale of all or substantially all of the assets of the Company, other than a sale to an Affiliate; (ii) a merger or consolidation in which the Company is not the surviving corporation and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed; (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed; (iv) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or; (v) in the event that the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board; provided, however, if the appointment or election (or nomination for election) of any new Board member was approved or recommended by at least fifty percent (50%) of the members of the Incumbent Board then still in office, such new Board member shall be considered as a member of the Incumbent Board.

     For purposes of this subsection 15(c), “Covered Service Provider” means all employees of the Company or an Affiliate, members of the board of directors of the Company or an Affiliate, and selected consultants providing significant services to the Company or an Affiliate as of the occurrence of a transaction or event constituting a Change in Control.

     For purposes of this subsection 15(c), “Covered Termination” means either a termination by the Company of the Participant’s services for the Company and its Affiliates without “Cause” or a “Constructive Termination.”

     For purposes of this subsection 15(c), “Cause” means the occurrence of any of the following (and only the following): (i) conviction of the Covered Service Provider of any felony involving fraud or act of dishonesty against the Company or any Affiliate; (ii) conduct by the Covered Service Provider which, based upon good faith and reasonable factual investigation and determination of the Company (or, if the Covered Service Provider is a named executive officer as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission), demonstrates gross unfitness to serve; or, (iii) intentional, material violation by the Covered Service Provider of any contractual, statutory, or fiduciary duty owed by the Covered Service Provider to the Company or any Affiliate, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Covered Service Provider describing the nature of such event and the Covered Service Provider shall thereafter have thirty (30) days to cure such event. In addition, if the Covered Service Provider is not a corporate officer of the Company (i.e., an Employee not holding the title of Vice President or higher), “Cause” shall also include poor performance of the Covered Service Provider’s services for the Company or any Affiliate as determined by the Company following: (A) written notice to the Covered Service Provider describing the nature of such deficiency; and (B) the Covered Service Provider’s failure to cure such deficiency within thirty (30) days following receipt of such written notice.

     For purposes of this subsection 15(c), “Constructive Termination” means that a Covered Service Provider who is a corporate officer of the Company (i.e., an Employee holding the title of Vice President or higher) terminates his or her service after any of the following are undertaken without the Covered Service Provider’s express written consent: (i) the assignment to the Covered Service Provider of any duties or responsibilities which result in any diminution or adverse change of the Covered Service Provider’s position, responsibility, authority, status, circumstances, or scope of service as in effect immediately prior to a Change in Control, or a change in the Covered Service Provider’s titles or offices as in effect immediately prior to a Change in Control, or any removal of the Covered Service Provider from or any failure to re-elect the Covered Service Provider to any of such positions, except in connection with the termination of the Covered Service Provider’s service on account of death, disability, retirement, for Cause, or any voluntary termination of service by the Covered Service Provider other than Constructive Termination; (ii) a reduction by the Company in the Covered Service Provider’s annual base compensation; (iii) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which the Covered Service Provider is participating at the time of a Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company which would adversely affect the Covered Service Provider’s participation in or reduce the Covered Service Provider’s benefits under any Benefit Plans or deprive the Covered Service Provider of any fringe benefit enjoyed by the Covered Service Provider at the time of a Change in Control, provided, however, that the Covered Service Provider may not incur a Constructive Termination following a Change in Control if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of the Covered Service Provider or the Company’s offices to a location more than twenty-five (25) miles from the location at which the Covered Service Provider performed his or her duties prior to a Change in Control, except for required travel by the Covered Service Provider on the Company’s or any Affiliate’s business to an extent substantially consistent with the Covered Service Provider’s business travel obligations at the time of a Change in Control; (v) any breach by the Company of any provision of a Stock Award Agreement; or, (vi) any failure by the Company to obtain the assumption of a Stock Award Agreement by any successor or assign of the Company.

16. Amendment of the Plan and Stock Awards.

     (a) General Amendments. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, if such approval is required pursuant to the applicable listing requirements of any stock exchange or national market system on which the Company has listed the stock subject to this Plan for trading. For clarity, but not by way of limitation, except as may otherwise be permitted by such listing requirements, the following amendments will require such approval by the stockholders of the Company:

          (1) An amendment which materially increases the number of shares reserved for Stock Awards under the Plan;

          (2) An amendment which materially expands the class of individuals eligible for participation in the Plan;

          (3) An amendment which materially increases the benefits accruing to Participants under the Plan or materially reduces the exercise price for Options or Stock Appreciation Rights;

          (4) An amendment which materially extends the term of the Plan; or

          (5) An amendment which expands the types of awards available for issuance under the Plan which are payable in shares of the Company’s common stock.

     (b) Other Amendments. The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers, (ii) Section 422 of the Code regarding Incentive Stock Options, or (iii) Rule 16b-3.

     (c) Intent. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors, or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan and/or Stock Awards granted under the Plan into compliance therewith.

     (d) Outstanding Awards. Except as provided in subsection 16(c), rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing or by such other action (or inaction) specified by the Company.

     (e) Award Extension/Acceleration. The Board may amend the terms of any Stock Award (including, without limitation, by amending the Company’s Executive Change in Control and Severance Benefit Plan) without approval by the stockholders of the Company: (i) to extend the period for exercise of an Option pursuant to subsection 6(f), provided that in no case shall such period extend beyond the maximum term of the Option as set forth in the Option Agreement; or (ii) to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d), or 8(c) or Section 15.

17. Indemnification.

     No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Stock Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same. The provisions of this Section 17 shall also apply to any duly authorized delegate of the Board or Committee.

18. Termination or Suspension of the Plan.

     (a) Generally. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2016. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Outstanding Awards. Except as provided in subsection 16(c), rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted by such action (or inaction) specified by the Company.

19. Effective Date of Plan.

     The Plan shall become effective on the Effective Date. Prior to the Effective Date the Prior Plan is unaffected by the Plan, and Stock Awards may continue to be granted from the Prior Plan. If the Plan has not been approved by the stockholders of the Company by the first anniversary of the Adoption Date, the adoption of the Plan shall be null and void and the Prior Plan shall continue unaffected by the adoption of the Plan. If the Plan is so approved, (i) the Prior Plan shall be deemed merged into the Plan and to cease their separate existence and (ii) outstanding options and other awards granted pursuant to the Prior Plan shall automatically become Stock Awards.

PETSMART, INC. 19601 NORTH 27TH AVENUE PHOENIX, ARIZONA 85027
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2011. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M35878-P11499	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PETSMART, INC.

The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors	For	Against	Abstain
	1a. Angel Cabrera	☐	☐	☐
	1b. Philip L. Francis	☐	☐	☐
	1c. Rakesh Gangwal	☐	☐	☐
	1d. Gregory P. Josefowicz	☐	☐	☐
	1e. Richard K. Lochridge	☐	☐	☐
	1f. Robert F. Moran	☐	☐	☐
	1g. Barbara A. Munder	☐	☐	☐
	1h. Thomas G. Stemberg	☐	☐	☐

For address changes, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.			For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2011 fiscal year ending January 29, 2012.		☐	☐	☐

3.	To approve our 2011 Equity Incentive Plan.		☐	☐	☐

4.	To approve, by non-binding vote, executive compensation.		☐	☐	☐

The Board of Directors recommends you vote in favor of "1 year" on the following proposal:		1 Year	2 Years	3 Years	Abstain

5.	To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

The Board of Directors has fixed the close of business on April 18, 2011, as the record date for the determination of  stockholders entitled to notice of and to vote on the items listed above at this Annual Meeting and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 15, 2011.
The Notice and Proxy Statement, Annual Report on Form 10-K and Letter to Stockholders
are available at www.proxyvote.com.

M35879-P11499

PETSMART, INC.
19601 NORTH 27TH AVENUE
PHOENIX, ARIZONA 85027

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2011

The undersigned hereby appoints Robert F. Moran as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PetSmart, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Wednesday, June 15, 2011, at 1:30 P.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Ritz-Carlton, 160 East Pearson St., Chicago, IL 60611.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4, AND FOR 1 YEAR WITH RESPECT TO PROPOSAL 5.

YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THIS PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON; OR, IF YOU PREFER, KINDLY MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF THE SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE